SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Post-Effective Amendment No.  15   (File No. 33-47302)                 [X]
                                  ----

                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.  17  (File No. 811-3217)                                 [X]
                   ----

    IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ

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                           (Exact Name of Registrant)

                           IDS Life Insurance Company
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                               (Name of Depositor)

70100 AXP Financial Center, Minneapolis, MN                               55474
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(Address of Depositor's Principal Executive Offices)                  (Zip Code)

Depositor's Telephone Number, including Area Code                (612) 671-3678
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      Mary Ellyn Minenko, 50607 AXP Financial Center, Minneapolis, MN 55474
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                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [X] on April 29, 2005 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1)

If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for previously filed post-effective amendment.

PROSPECTUS


APRIL 29, 2005


IDS LIFE
GROUP VARIABLE ANNUITY CONTRACT


GROUP UNALLOCATED DEFERRED COMBINATION FIXED/VARIABLE ANNUITY


ISSUED BY:        IDS LIFE INSURANCE COMPANY (IDS LIFE)
                  70100 AXP Financial Center
                  Minneapolis, MN 55474
                  Telephone: (800) 862-7919
                  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ,
                  SZ AND TZ

NEW GROUP VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. A prospectus is also available for the American Express(R) Variable Portfolio Funds. Please read the prospectuses carefully and keep them for future reference. IDS Life Accounts PZ, QZ, RZ, SZ and TZ are not available for investment under this contract. This contract is designed to fund employer group retirement plans that qualify as retirement programs under Sections 401 (including 401(k)) and 457 of the Internal Revenue Code of 1986, as amended (the
Code).

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC, and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees.


This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. IDS Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectus. Do not rely on any such information or representations.

IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal or surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

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1   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS......................................................................3

THE CONTRACT IN BRIEF..........................................................4

EXPENSE SUMMARY................................................................5

CONDENSED FINANCIAL INFORMATION (UNAUDITED)....................................8

FINANCIAL STATEMENTS...........................................................8

THE VARIABLE ACCOUNTS AND THE FUNDS............................................9

THE FIXED ACCOUNT.............................................................11

BUYING THE CONTRACT...........................................................11

CHARGES.......................................................................12

VALUING THE INVESTMENT........................................................13

WITHDRAWALS, LOANS AND CONVERSIONS............................................14

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION...........15

CHANGING OWNERSHIP............................................................19

THE ANNUITY PAYOUT PERIOD.....................................................19

TAXES.........................................................................20

VOTING RIGHTS.................................................................21

OTHER CONTRACTUAL PROVISIONS..................................................21

RECORDKEEPING SERVICES........................................................21

ABOUT THE SERVICE PROVIDERS...................................................22

ADDITIONAL INFORMATION ABOUT IDS LIFE.........................................24

ADDITIONAL INFORMATION........................................................34

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................34

IDS LIFE INSURANCE COMPANY FINANCIAL INFORMATION..............................35

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..................59

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life. IDS Life issues your contract.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life.


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2   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each variable account before annuity payouts begin.

ANNUITY PAYOUTS: A fixed amount paid at regular intervals.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT ANNIVERSARY: An anniversary of the effective date of this contract.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into variable accounts investing in shares of any or all of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

OWNER (YOU, YOUR): The plan sponsor or trustee of the plan.

PARTICIPANT: An eligible employee or other person who is entitled to benefits under the plan.

PLAN: The retirement plan under which the contract is issued and which meets the requirements of Code Sections 401 (including 401(k)) or 457. The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is already tax deferred.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each variable account on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone, you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by fax, the time printed on your fax must be before the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If the time printed on your fax is at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNTS: Separate accounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each variable account changes with the performance of the particular fund.

WITHDRAWAL CHARGE: A deferred sales charge that we may apply if the you take a total or partial withdrawal or you transfer or terminate the contract.

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3   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The contract is designed to fund employer group retirement plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. The contract provides for the accumulation of values on a fixed and/or variable basis. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value on a fixed basis beginning at a specified date (the retirement date).


The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is tax deferred. However, the contract has features other than tax deferral that may help in reaching retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits (see "Taxes -- Required minimum distributions").You should consult your tax advisor for an explanation of the potential tax implications to you.


ACCOUNTS: Currently, the owner may elect to accumulate contract values in any or all of:


o the variable accounts, each of which invests in a fund with a particular investment objective. The value of each variable account varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments allocated to the variable accounts. (p. 9)

o  the  fixed   account,   which  earns  interest  at  a  rate  that  we  adjust
   periodically. (p. 11)

BUYING THE CONTRACT: We no longer offer new contracts. Generally, purchase payments may be made annually, semiannually, quarterly or monthly or any other frequency we accept. (p. 11)

WITHDRAWALS, LOANS AND CONVERSIONS: You may withdraw all or part of the contract's value at any time. Withdrawals may be subject to charges and IRS penalty taxes and may have tax consequences. Total withdrawals may be subject to a market value adjustment. (p. 14)

You also may request a withdrawal for the purpose of funding loans for participants. A withdrawal for a loan is not subject to withdrawal charges. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there are any unpaid loans at the time of a total withdrawal, contract transfer or termination. (p. 15)

If a participant terminates employment, you may direct us to withdraw a part of the contract value so that the participant can purchase an individual deferred annuity from us. Withdrawal charges will not apply at the time of withdrawal for this conversion. (p. 15)

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION: Subject to certain restrictions, you currently may redistribute contract value among accounts while the contract is in force. (p. 15)

You may direct us to withdraw the total contract value and transfer that value to another funding agent. (p. 17)

If the value of the fixed account is canceled due to total withdrawal, contract transfer or contract termination, we may impose a market value adjustment in addition to applicable contract charges. The amount of the market value adjustment approximates the gain or loss resulting from our sale of assets we purchased with the purchase payments. (p. 17)

Under certain circumstances, we may terminate the contract. (p. 18)


PROHIBITED INVESTMENTS: You cannot offer under the plan any of the following funding vehicles to which future contributions may be made:

o  guaranteed investment contracts;

o  bank investment contracts;

o  annuity contracts with fixed and/or variable accounts; or


o  funding vehicles providing a guarantee of principal. (p. 18)

CHANGING OWNERSHIP: In general, ownership of the contract may not be transferred. (p. 19)

ANNUITY PAYOUTS: You can direct us to begin retirement payouts to a payee under an annuity payout plan that begins on the participant's retirement date. You may choose from a variety of plans, or we may agree to other payout arrangements. The annuity payout plan you select must meet the requirements of the plan. Payouts will be made on a fixed basis. (p. 19)

TAXES: Generally there is no federal income tax to participants on contributions made to the contract or on increases in the contract's value until distributions are made (under certain circumstances, IRS penalty taxes and other tax consequences may apply). (p. 20)

RECORDKEEPER: We must approve any person or entity authorized by you to administer recordkeeping services for the plan and participants. (p. 21)


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4   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

LIMITATIONS ON USE OF CONTRACTS: if mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND WITHDRAWING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU WITHDRAW THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales load as a percentage of amount withdrawn)

                                                          WITHDRAWAL CHARGE
                              CONTRACT YEAR                   PERCENTAGE
                                    1                            6%
                                    2                            6
                                    3                            5
                                    4                            4
                                    5                            3
                                    6                            2
                                    7                            1
                                    Thereafter                   0


THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL CONTRACT ADMINISTRATIVE CHARGE

                             Guaranteed:          $1,000 ($250 per quarter)
                             Current:             $ 500 ($125 per quarter)

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily variable account value)

MORTALITY AND EXPENSE RISK FEE                                          1%

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5   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)

                                                                          MINIMUM       MAXIMUM
Total expenses before fee waivers and/or expense reimbursements             .69%          1.08%

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                  GROSS TOTAL
                                                                        MANAGEMENT       12B-1         OTHER         ANNUAL
                                                                           FEES          FEES         EXPENSES    EXPENSES(1)
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND                           .51%          .13%           .05%          .69%
AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND                          .60           .13            .08           .81
AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND                               .83           .13            .12          1.08
AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND                           .62           .13            .07           .82
AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND                          .65           .13            .07           .85
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
AXP(R) VARIABLE PORTFOLIO - MANAGED FUND                                   .59           .13            .06           .78
AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)                         .53           .13            .06           .72
AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND                       .51           .13            .08           .72
AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND                .75           .13            .10           .98
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INTERNATIONAL FUND)

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to variable accounts which invest in the AXP(R) Variable Portfolio Funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation may influence our decision on which funds to include or retain in the contract (see "The Variable Accounts and the Funds -- The funds -- Fund selection"). This compensation is in addition to the fees and expenses that you pay when buying, owning and withdrawing the contract.

This compensation may be paid to us and/or our affiliates from various sources including:

o fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select variable accounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select variable accounts investing in funds that have not adopted 12b-1 plans);

o  assets of the fund's adviser, subadviser or an affiliate of either;

o  assets of the fund's distributor or an affiliate.

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

o compensating, training and educating sales representatives who sell the contracts;

o activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

o advertising, printing and mailing sales literature, printing and distributing prospectuses and reports;

o furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

o  subaccounting,   transaction  processing,  recordkeeping  and  administrative services.


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6   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. This example assumes the maximum fees and expenses of any of the funds for the last fiscal year. Although your actual costs may be higher or lower, based on this assumption your costs would be:

                                                                      IF YOU DO NOT WITHDRAW YOUR CONTRACT
                         IF YOU WITHDRAW YOUR CONTRACT               OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                   AT THE END OF THE APPLICABLE TIME PERIOD:        AT THE END OF THE APPLICABLE TIME PERIOD:
                      1 YEAR   3 YEARS   5 YEARS  10 YEARS            1 YEAR     3 YEARS   5 YEARS     10 YEARS
                      $842.26 $1,238.43 $1,536.12 $2,558.07           $225.81    $696.17   $1,192.67  $2,558.07

MINIMUM EXPENSES. This example assumes the minimum fees and expenses of any of the funds for the last fiscal year. Although your actual costs may be higher or lower, based on this assumption your costs would be:

                                                                    IF YOU DO NOT WITHDRAW YOUR CONTRACT

                         IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                   AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
                      1 YEAR   3 YEARS   5 YEARS  10 YEARS            1 YEAR     3 YEARS   5 YEARS     10 YEARS
                      $804.68 $1,123.82 $1,339.59 $2,144.31           $185.83    $575.20    $989.41   $2,144.31

   * In these examples, the $500 contract administrative charge is approximated as a .123% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to the contract by the total average net assets that are attributable to the contract.


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7   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of each variable account. The date in which operations commenced in each variable account is noted in parentheses.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                                     2004     2003    2002       2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund*
(10/13/1981)
Accumulation unit value at beginning of period         $2.85    $2.87   $2.86      $2.79      $2.66      $2.56      $2.46
Accumulation unit value at end of period               $2.84    $2.85   $2.87      $2.86      $2.79      $2.66      $2.56
Number of accumulation units outstanding at end
of period (000 omitted)                               29,769   46,633  78,538     94,451     78,439    129,561     98,897

* The 7-day simple and compound yields for AXP(R)
  Variable Portfolio - Cash Management Fund at Dec.
  31, 2004 were 0.54% and 0.55%, respectively.
-------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund
(10/13/1981)
Accumulation unit value at beginning of period         $6.38    $6.17   $5.91      $5.54      $5.31      $5.27      $5.25
Accumulation unit value at end of period               $6.61    $6.38   $6.17      $5.91      $5.54      $5.31      $5.27
Number of accumulation units outstanding at end
of period (000 omitted)                               91,275  116,954 152,852    182,068    186,284    238,818    287,881
-------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Global Bond Fund
(5/1/1996)
Accumulation unit value at beginning of period         $1.46    $1.30   $1.14      $1.14      $1.12      $1.18      $1.10
Accumulation unit value at end of period               $1.59    $1.46   $1.30      $1.14      $1.14      $1.12      $1.18
Number of accumulation units outstanding at end
of period (000 omitted)                               43,302   46,753  50,932     51,831     56,694     70,499     78,150
-------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - High Yield Bond Fund
(5/1/1996)
Accumulation unit value at beginning of period         $1.26    $1.01   $1.10      $1.05      $1.17      $1.12      $1.18
Accumulation unit value at end of period               $1.39    $1.26   $1.01      $1.10      $1.05      $1.17      $1.12
Number of accumulation units outstanding at end
of period (000 omitted)                              121,607  137,684 135,204    165,801    181,306    218,583    228,165
-------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Equity Fund
(10/13/1981)
(previously AXP(R) Variable Portfolio - Capital
Resource Fund)
Accumulation unit value at beginning of period         $8.09    $6.32   $8.19     $10.10     $12.36     $10.09      $8.21
Accumulation unit value at end of period               $8.48    $8.09   $6.32      $8.19     $10.10     $12.36     $10.09
Number of accumulation units outstanding at end
of period (000 omitted)                              174,870  209,699 254,879    335,310    391,805    449,948    507,310
-------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Managed Fund
(4/30/1986)
Accumulation unit value at beginning of period         $4.02    $3.38   $3.92      $4.43      $4.58      $4.03      $3.51
Accumulation unit value at end of period               $4.37    $4.02   $3.38      $3.92      $4.43      $4.58      $4.03
Number of accumulation units outstanding at end
of period (000 omitted)                              372,907  452,913 559,481    733,747    844,645    986,013  1,100,357
-------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - New Dimensions
Fund(R) (5/1/1996)
Accumulation unit value at beginning of period         $1.61    $1.31   $1.69      $2.05      $2.27      $1.74      $1.37
Accumulation unit value at end of period               $1.64    $1.61   $1.31      $1.69      $2.05      $2.27      $1.74
Number of accumulation units outstanding at end
of period (000 omitted)                              586,433  756,076 907,437  1,142,222  1,226,806  1,188,480  1,001,826
-------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Strategy Aggressive
Fund (1/13/1992)
Accumulation unit value at beginning of period         $1.48    $1.16   $1.72      $2.59      $3.24      $1.91      $1.88
Accumulation unit value at end of period               $1.60    $1.48   $1.16      $1.72      $2.59      $3.24      $1.91
Number of accumulation units outstanding at end
of period (000 omitted)                              351,588  451,834 559,621    752,799    868,637    927,190  1,087,314
-------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle
International Fund (1/13/1992)
(previously AXP(R) Variable Portfolio -
International Fund)
Accumulation unit value at beginning of period         $1.35    $1.07   $1.32      $1.87      $2.51      $1.74      $1.52
Accumulation unit value at end of period               $1.57    $1.35   $1.07      $1.32      $1.87      $2.51      $1.74
Number of accumulation units outstanding at end
of period (000 omitted)                              371,979  415,319 509,030    667,381    812,275    898,715  1,042,405
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                                         1997       1996      1995
--------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund*
(10/13/1981)
Accumulation unit value at beginning of period             $2.36      $2.27     $2.18
Accumulation unit value at end of period                   $2.46      $2.36     $2.27
Number of accumulation units outstanding at end
of period (000 omitted)                                   87,255     89,644   102,568

* The 7-day simple and compound yields for AXP(R)
  Variable Portfolio - Cash Management Fund at Dec.
  31, 2004 were 0.54% and 0.55%, respectively.
--------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund
(10/13/1981)
Accumulation unit value at beginning of period             $4.86      $4.59     $3.80
Accumulation unit value at end of period                   $5.25      $4.86     $4.59
Number of accumulation units outstanding at end
of period (000 omitted)                                  316,789    362,167   393,697
--------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Global Bond Fund
(5/1/1996)
Accumulation unit value at beginning of period             $1.07      $1.00        --
Accumulation unit value at end of period                   $1.10      $1.07        --
Number of accumulation units outstanding at end
of period (000 omitted)                                   65,609     24,878        --
--------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - High Yield Bond Fund
(5/1/1996)
Accumulation unit value at beginning of period             $1.05      $1.00        --
Accumulation unit value at end of period                   $1.18      $1.05        --
Number of accumulation units outstanding at end
of period (000 omitted)                                  175,024     59,939        --
--------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Equity Fund
(10/13/1981)
(previously AXP(R) Variable Portfolio - Capital
Resource Fund)
Accumulation unit value at beginning of period             $6.67      $6.25     $4.94
Accumulation unit value at end of period                   $8.21      $6.67     $6.25
Number of accumulation units outstanding at end
of period (000 omitted)                                  556,866    628,555   641,903
--------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Managed Fund
(4/30/1986)
Accumulation unit value at beginning of period             $2.97      $2.56     $2.09
Accumulation unit value at end of period                   $3.51      $2.97     $2.56
Number of accumulation units outstanding at end
of period (000 omitted)                                1,178,735  1,197,162 1,212,021
--------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - New Dimensions
Fund(R) (5/1/1996)
Accumulation unit value at beginning of period             $1.11      $1.00        --
Accumulation unit value at end of period                   $1.37      $1.11        --
Number of accumulation units outstanding at end
of period (000 omitted)                                  831,259    350,598        --
--------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Strategy Aggressive
Fund (1/13/1992)
Accumulation unit value at beginning of period             $1.68      $1.46     $1.12
Accumulation unit value at end of period                   $1.88      $1.68     $1.46
Number of accumulation units outstanding at end
of period (000 omitted)                                1,168,829  1,172,793 1,007,976
--------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle
International Fund (1/13/1992)
(previously AXP(R) Variable Portfolio -
International Fund)
Accumulation unit value at beginning of period             $1.49      $1.38     $1.25
Accumulation unit value at end of period                   $1.52      $1.49     $1.38
Number of accumulation units outstanding at end
of period (000 omitted)                                1,168,353  1,220,486 1,088,874
--------------------------------------------------------------------------------------


FINANCIAL STATEMENTS

You can find the audited financial statements of the variable accounts in the SAI. You can find our audited financial statements later in this prospectus.

--------------------------------------------------------------------------------
8   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

THE VARIABLE ACCOUNTS AND THE FUNDS

THE VARIABLE ACCOUNTS: All variable accounts were established under Minnesota law and are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.


Each variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each variable account only to that variable account. State insurance law prohibits us from charging a variable account with liabilities of any other variable account or of our general business. Each variable account's net assets are held in relation to the contracts described in this prospectus as well as other contracts that we issue that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (variable accounts) may be offered by an insurance company and how many exchanges among those variable accounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the variable account assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


THE FUNDS: The contract currently offers variable accounts investing in shares of the funds listed in the table below.

O INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectus for facts you should know before investing. The prospectus is available by contacting us at the address or telephone number on the first page of this prospectus.

O FUND NAME AND MANAGEMENT: A fund underlying your contract in which a variable account invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

O FUND SELECTION: We select the underlying funds in which the variable accounts initially invest and upon any substitution. In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate.

O ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectus for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


--------------------------------------------------------------------------------
9   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE VARIABLE ACCOUNTS
THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

------------------------------- ------------------------------------------------------------- ----------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                            INVESTMENT ADVISER OR
                                                                                              MANAGER
------------------------------- ------------------------------------------------------------- ----------------------------
AXP(R) Variable Portfolio -     Maximum current income consistent with liquidity and          AEFC
Cash Management Fund            stability of principal. Invests primarily in money market
                                instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank
                                certificates of deposit, bankers' acceptances, letters of
                                credit, and commercial paper, including asset-backed
                                commercial paper.
------------------------------- ------------------------------------------------------------- ----------------------------
AXP(R) Variable Portfolio -     High level of current income while attempting to conserve     AEFC
Diversified Bond Fund           the value of the investment and continuing a high level of income for the longest period of time. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the
                                Fund's net assets will be invested in securities like those included  in the Lehman Brothers Aggregate Bond Index,
                                which  are investment grade and denominated in U.S.
                                dollars.  The Index includes securities issued by the U.S.
                                government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and
                                medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality bonds.
------------------------------- ------------------------------------------------------------- ----------------------------
AXP(R) Variable Portfolio -     High total return through income and growth of capital.       AEFC
Global Bond Fund                Non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal
                                market conditions, the Fund invests at least 80% of its net assets in investment-grade corporate or government debt
                                obligations including money market instruments of issuers
                                located in at least three different countries.
------------------------------- ------------------------------------------------------------- ----------------------------
AXP(R) Variable Portfolio -     High current income, with capital growth as a secondary       AEFC
High Yield Bond Fund            objective. Under normal market conditions, the Fund invests at least 80% of its net assets in high-yielding, high-risk corporate bonds (junk bonds) issued by U.S. and foreign
                                companies and governments.
------------------------------- ------------------------------------------------------------- ----------------------------
AXP(R) Variable Portfolio -     Capital appreciation. Under normal market conditions,  the    AEFC
Large Cap Equity Fund           Fund invests at least 80% of its net assets in equity
                                securities of companies with market capitalization greater
(previously AXP(R) Variable     than $5 billion at the time of purchase.
Portfolio - Capital Resource
Fund)
------------------------------- ------------------------------------------------------------- ----------------------------
AXP(R) Variable Portfolio -     Maximum total investment return through a combination of      AEFC
Managed Fund                    capital growth and current income. Invests primarily in a
                                combination of common and preferred stocks, bonds and other debt securities.
------------------------------- ------------------------------------------------------------- ----------------------------
AXP(R) Variable Portfolio -     Long-term growth of capital. Invests primarily in common      AEFC
New Dimensions Fund(R)          stocks showing potential for significant growth.
------------------------------- ------------------------------------------------------------- ----------------------------


--------------------------------------------------------------------------------
10   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

------------------------------- ------------------------------------------------------------- ----------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                            INVESTMENT ADVISER OR
                                                                                              MANAGER
------------------------------- ------------------------------------------------------------- ----------------------------
AXP(R) Variable Portfolio -     Capital appreciation. Under normal market conditions, at      AEFC
Strategy Aggressive Fund        least 65% of the Fund's total assets are invested in equity securities.
------------------------------- ------------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio -     Capital appreciation. Invests primarily in equity             AEFC, adviser; Threadneedle
Threadneedle International      securities  of foreign issuers that offer strong growth       International Limited, an
Fund                            potential.                                                    indirect wholly-owned
                                                                                              subsidiary of  AEFC, subadviser.
(previously AXP(R) Variable
Portfolio - International
Fund)
------------------------------- ------------------------------------------------------------- ---------------------------------

THE FIXED ACCOUNT


You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing company annuities, product design, competition, and the company's revenues and expenses.

In addition, a market value adjustment is imposed on the fixed account if the owner cancels the value of the fixed account due to total withdrawal, contract transfer or contract termination. The amount of the market value adjustment approximates the gain or loss resulting from sale by IDS Life of assets purchased with purchase payments. (See "Market Value Adjustment.")

BUYING THE CONTRACT

New contracts are not currently being offered.

We applied your initial purchase payment within two business days after we received it at our home office. However, we will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the variable accounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the variable accounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SCHEDULED PAYMENT PLAN


A sales representative can help set up participant salary reduction.


--------------------------------------------------------------------------------
11   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $125 from the contract value at the end of each contract quarter (each three-month period measured from the effective date of your contract). This equates to an annual charge of $500. We prorate this charge among the variable accounts and the fixed account in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the contract administrative charge in the future, but we guarantee that it will never exceed $250 per quarter ($1,000 per year).

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to your variable accounts. The unit values of your variable accounts reflect this fee and it totals 1% of the variable accounts' average daily net assets on an annual basis. This fee covers the mortality risk and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific participant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge above $1,000 per year and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The variable accounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the variable accounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the variable accounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If the owner withdraws part or all of the contract, a withdrawal charge may apply. This withdrawal charge represents a percentage of the amount withdrawn as follows:

                                                WITHDRAWAL CHARGE AS A
                    CONTRACT YEAR           PERCENTAGE OF AMOUNT WITHDRAWN
                          1                              6%
                          2                              6
                          3                              5
                          4                              4
                          5                              3
                          6                              2
                          7                              1
                          Thereafter                     0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE

Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 6%. The total amount we actually deduct from your contract is $1,063.83. We determine this amount as follows:

    AMOUNT REQUESTED                            $1,000
-----------------------         OR              -------  = $1,063.83
1.00 - WITHDRAWAL CHARGE                          .94

By applying the 6% withdrawal charge to $1,063.83, the withdrawal charge is $63.83. We pay you the $1,000 you requested.

--------------------------------------------------------------------------------
12   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

WAIVER OF WITHDRAWAL CHARGE

We do not assess withdrawal charges for withdrawals on behalf of a participant if the participant:

o  attains age 59 1/2;

o purchases an immediate annuity under the annuity payout plans of this contract after separation from service;

o  retires under the plan after age 55;

o  becomes disabled (as defined by the Code);

o  dies;

o  encounters financial hardship as permitted under the plan and the Code;

o  receives a loan as requested by the owner; or

o converts contract value to an IRA or other qualified annuity offered by us as requested by the owner.

POSSIBLE REDUCTIONS: In some cases we may incur lower sales and administrative expenses or we may perform fewer services. In such cases, we may be able to reduce or eliminate certain contract charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Currently, there are no premium taxes under this contract. However, a charge will be made by us against the contract value for any state and local premium taxes to the extent the taxes are payable in connection with the purchase of a contract under the annuity payout plans.

VALUING THE INVESTMENT We value your accounts as follows:

FIXED ACCOUNT

We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:

o the sum of your purchase payments and transfer amounts allocated to the fixed account;

o  plus interest credited;

o minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out; and

o  minus any prorated portion of the contract administrative charge.

VARIABLE ACCOUNTS

We convert amounts you allocated to the variable accounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the variable accounts, we credit a certain number of accumulation units to the contract for that account. Conversely, we subtract a certain number of accumulation units from the contract each time you take a partial withdrawal, transfer amounts out of a variable account or we assess a contract administrative charge or a withdrawal charge.

The accumulation units are the true measure of investment value in each account during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the account invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular account we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each variable account equals the last value times the account's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a variable account.

--------------------------------------------------------------------------------
13   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

FACTORS THAT AFFECT VARIABLE ACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments you allocate to the variable accounts;

o  transfers into or out of the variable accounts;

o  partial withdrawals;

o  withdrawal charges;

and a deduction of:

o  a prorated portion of the contract administrative charge.

Accumulation unit values may fluctuate due to:


o  changes in fund net asset value;

o  fund dividends distributed to the variable accounts;

o  fund capital gains or losses;

o  fund operating expenses; and


o  mortality and expense risk fees.

WITHDRAWALS, LOANS AND CONVERSIONS

WITHDRAWAL POLICIES

o If you request a total withdrawal, payment will equal the total contract value less the contract administrative charge, any applicable premium tax and withdrawal charge.

o  You or the recordkeeper must state the reason for a partial withdrawal.

o If the contract has a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your accounts in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.

o A market value adjustment may apply to total withdrawals from the fixed account. (See "Contract Transfer, Market Value Adjustment and Contract Termination.")

SPECIAL WITHDRAWAL PROVISIONS

o The rights of any person to benefits under the plans in which these contracts are issued will be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract.

o We reserve the right to defer withdrawal payments from the fixed account for a period not to exceed six months from the date we receive the withdrawal request.

o Since contracts offered will be issued in connection with retirement plans you should refer to the terms of the particular plan for any further limitations or restrictions on withdrawals.

o You may pay withdrawal charges (see "Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes").

RECEIVING WITHDRAWAL PAYMENTS

By regular or express mail:

o  payable to you.

o  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

o  the withdrawal amount includes a purchase payment check that has not cleared;

o  the NYSE is closed, except for normal holiday and weekend closings;

o  trading on the NYSE is restricted, according to SEC rules;

o an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

o  the SEC permits us to delay payment for the protection of security holders.


Withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits (see "Taxes -- Required minimum distributions").


--------------------------------------------------------------------------------
14   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

LOANS

You may request withdrawals to fund loans for participants. You must specify from which accounts to make withdrawals at the time of the loan request. Loan amounts and terms must comply with the applicable requirements of the plan and Code. We assume no responsibility for the validity or compliance of the loan.

Withdrawals to fund loans under the plan will not be subject to withdrawal charges when the loan is made. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there is an unpaid loan balance at the time of a total withdrawal, contract transfer or termination (see "Charges -- Withdrawal Charge").

CONVERSION

You may transfer on the participant's behalf part of the contract value to an individual deferred annuity contract offered by us in the event of:

o  the termination of participant's employment, or

o other reasons which are acceptable to us and meet the requirements of the plan and the Code.

This individual contract will qualify as an individual retirement annuity under
Section 408 or another applicable section of the Code. Withdrawal charges will not apply at the time of conversion.

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION

TRANSFERRING BETWEEN ACCOUNTS

You may transfer contract value from any one variable account to another account while the contract is in force. You also may transfer contract values from the fixed account to one or more variable accounts once during each of two transfer periods: within 60 days after each plan year anniversary and within 60 days after the first day of the seventh month in each plan year. However, if you made a transfer from the fixed account to the variable accounts, you may not make a transfer from any variable account back to the fixed account until the next transfer period. We will not accept requests for transfers from the fixed account at any other time.


When your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time. Any restrictions imposed by the plan will apply.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES.

Market timing may hurt the performance of an underlying fund in which a variable account invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a variable account invests;

o increasing the transaction costs and expenses of an underlying fund in which a variable account invests; and,

o preventing the investment adviser(s) of an underlying fund in which a variable account invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a variable account that invests in that underlying fund will be lower, too. Market timing can cause you and your beneficiary(ies) under the contract a financial loss.

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE VARIABLE ACCOUNTS:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three variable account transfers in any 90 day period.


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15   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o  requiring transfer requests to be submitted only by first-class U.S. mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o  not accepting telephone or electronic transfer requests;

o  requiring a minimum time period between each transfer;

o  not accepting transfer requests of an agent acting under power of attorney;

o  limiting the dollar amount that you may transfer at any one time; or

o  suspending the transfer privilege.

In addition, any restrictions imposed by the plan will apply.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE VARIABLE ACCOUNTS, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable accounts.

o Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.


HOW TO REQUEST A TRANSFER OR WITHDRAWAL


You can request a transfer or withdrawal by letter or any other method we agree to. Send the plan name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to:


IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474


* Failure to provide Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


You may withdraw all or part of the contract value at any time. We will process your withdrawal request on the valuation date we receive it. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay withdrawal charges (see "Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes").

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16   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

WITHDRAWALS BY OWNER FOR TRANSFER OF FUNDS

You may direct us to withdraw the total contract value and transfer that value to another funding agent. You will pay all applicable contract charges including withdrawal charges, and we will deduct them from the first payout unless you transfer the total contract value to a plan offered by us or our affiliates. (See "Charges.")

You must provide us with a written request to make such a withdrawal. This written request must be sent to our home office and must specify the initial withdrawal date and payee to whom the payouts are to be made.

At your option, we will pay the contract value, less any applicable charges, in annual installments or in a lump sum as follows:

1. We may pay the contract value in five annual installments beginning on the initial withdrawal date and then on each of the next four anniversaries of such date as follows:

                                             PERCENTAGE OF THEN REMAINING
                 INSTALLMENT PAYMENT            CONTRACT VALUE BALANCE
                         1                            20%
                         2                            25
                         3                            33
                         4                            50
                         5                           100

   We will not allow additional withdrawals for benefits or other transfers of contract values and we will not accept additional purchase payments after we make the first withdrawal payment. We will continue to credit interest to any contract value balance remaining after an installment payment at the interest rate then in effect for the fixed account.

2. We may pay the contract value in a lump sum. We will base any contract value attributable to the fixed account on market value. We will determine the market value by applying the formula described below under "Market Value Adjustment." We will make lump sum payments according to the withdrawal provisions (see "Withdrawals, Loans and Conversions -- Receiving Withdrawal Payments").

MARKET VALUE ADJUSTMENT

A Market Value Adjustment (MVA) applies only when we pay out the fixed account value in a lump sum when:

o you withdraw the total contract value to transfer that value to another funding vehicle;

o  you make a total withdrawal of the fixed account contract value; or

o  we terminate the contract as described below. (See "Contract Termination.")

We will apply the MVA to the contract value withdrawn from the fixed account after deducting any applicable contract administrative charge and withdrawal charge. (See "Charges.")

The MVA will reflect the relationship between the current interest rate credited to new purchase payments allocated to the fixed account and the rate credited to all prior purchase payments. We calculate the MVA as follows:

   MVA = FIXED ACCOUNT VALUE X (A - B) X C

Where:

   A = the weighted average interest rate (in decimal form) credited to all fixed account purchase payments made by you at the time of termination, rounded to four decimal places;

   B = the interest rate (in decimal form) credited to new purchase payments to the contract at the time of termination or total withdrawal, rounded to four decimal places; and

   C = the annuity factor, which represents the relationship between the contract year and the average duration of underlying investments from the following table:

                            CONTRACT YEAR                        ANNUITY FACTOR
                                 1-3                                    6.0
                                 4-6                                    5.0
                                 7+                                     4.0

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17   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

The following examples show a downward and upward MVA.

1. Assume: contract effective date of Oct. 1, 1993 contract termination date of July 1, 1998 contract year at termination is five

                                                                     PURCHASE                                      ACCUMULATION
   YEAR                                                              PAYMENTS         INITIAL RATE   CURRENT RATE  ACCOUNT VALUE
     1                                                               $10,000              6.50%         6.25%          $12,560
     2                                                                 8,000              6.00          6.25             9,870
     3                                                                12,000              6.25          6.25            13,960
     4                                                                15,000              7.50          6.75            16,660
     5                                                                20,000              6.50          6.50            20,640

   Total accumulation account value              =    $   73,690
   Withdrawal charge = .03 x 73,690              =         2,211
   Fixed account value = 73,690 - 2,211          =        71,479
   Weighted average interest rate                =         6.433%
   Interest rate on new purchase payments        =         6.750
   MVA = $71,479 x (.06433 - .06750) x 5.0       =    $(1,132.94)
   Market value = 71,479 - 1,132.94              =     70,346.06

2. Assume: contract effective date of Jan. 15, 1994
   contract termination date of Sept. 20, 1996 contract year at termination is three

                                                                     PURCHASE                                      ACCUMULATION
   YEAR                                                              PAYMENTS         INITIAL RATE   CURRENT RATE  ACCOUNT VALUE
     1                                                               $15,000              7.00%         6.25%          $17,710
     2                                                                20,000              6.50          6.00            22,140
     3                                                                25,000              5.50          5.50            25,910

   Total accumulation account value              =    $   65,760
   Withdrawal charge = .05 x 65,760              =         3,288
   Fixed account value = 65,760 - 3,288          =        62,472
   Weighted average interest rate                =         5.870%
   Interest rate on new purchase payments        =         5.250
   MVA = $62,472 x (.05870 - .05250) x 6         =    $ 2,323.96
   Market value = 62,472 + 2,323.96              =     64,795.96

No MVA applies if:

o  you make a partial withdrawal of the fixed account contract value;

o we pay you installment payments when you withdraw the total contract value and transfer that value to another funding vehicle or we terminate the contract; or

o you transfer contract values from the fixed account to the variable accounts. (See "Transferring Money Between Accounts.")

CONTRACT TERMINATION

We reserve the right, upon at least 30 days' written notice, to declare a contract termination date.

We may declare a contract termination date if:

o you adopt an amendment to the plan that causes the plan to be materially different from the original plan (to be "materially different," the amendment must cause a substantial change in the level of the dollar amounts of purchase payments or contract benefits paid by us);

o the plan fails to qualify or becomes disqualified under the appropriate sections of the Code;

o while the contract is in force, and prior to any withdrawal or contract termination, you offer under the plan a prohibited investment as a funding vehicle to which future contributions may be made (prohibited investments include: guaranteed investment contracts, bank investment contracts, annuity contracts with fixed and/or variable accounts, and funding vehicles providing a guarantee of principal); or

o  you change to a record-keeper not approved by us.

If we waive our rights to terminate the contract under any provision of this section at any time, such waiver will not be considered a precedent and will not prohibit us from exercising the right to terminate this contract, for the reasons noted above, at any future time.

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18   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

PROCEDURES AT CONTRACT TERMINATION

On the contract termination date, we will withdraw any outstanding charges, including any contract administrative charges, from the contract value. A withdrawal charge may apply on account of any termination under this provision. We will deduct it from the first termination payment. (See "Charges.")

At your option, we will pay the contract value in a lump sum or in annual installment payouts according to the table under "Withdrawals by owner for transfer of funds" above. A lump sum payout will be subject to an applicable MVA to the fixed account value. If you do not select an option, we will pay the contract value to you under the installment option.

CHANGING OWNERSHIP

You may not transfer ownership of the contract except to:

o a trustee or successor trustee of a pension or profit sharing trust that is qualified under the Code; or

o as otherwise permitted by laws and regulations governing the plans under which the contract is issued.

Subject to the provisions above, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan or as a security for the performance of an obligation or for any other purpose except as required or permitted by the Code.

THE ANNUITY PAYOUT PERIOD

When a plan participant reaches his or her retirement date, you may select one of the annuity payout plans outlined below or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below.

We will make retirement payouts on a fixed basis under a supplemental fixed immediate annuity in the form customarily offered by us at the time of purchase.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

o PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

o PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. In addition, a 10% IRS penalty tax could apply under this payout plan. (See "Taxes.")


RESTRICTIONS ON PAYOUT OPTIONS: If you elect an annuity payout plan, it must comply with certain IRS regulations governing RMDs. In general, your annuity payout plan will meet these regulations if payouts are made:


o in equal or substantially equal payments over a period not longer than the life of the participant or over the life of the participant and designated beneficiary; or

o in equal or substantially equal payments over a period not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary; or

o over a period certain not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the immediate annuity is purchased to provide retirement payouts. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

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19   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

TAXES

IDS LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the variable accounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each variable account invests and becomes part of that variable account's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the variable accounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAXATION OF ANNUITIES IN GENERAL: Generally, there is no tax to a participant on contributions made to the contract or on any increases in the value of the contract. However, when distribution to a participant occurs, the distribution will be subject to taxation (except contributions that were made with after-tax dollars).

TAX-DEFERRED RETIREMENT PLANS: This contract is used to fund retirement plans that are already tax deferred under the Code. The contract will not provide any necessary or additional tax deferral for the retirement plan.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) generally beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits to increase. RMDs may reduce the value of certain death benefits. You should consult your tax advisor for an explanation of the potential tax implications to you.


MANDATORY WITHHOLDING: If the participant receives a distribution from the plan, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time of the payout. Any withholding represents a prepayment of the participant's tax due for the year and the participant will take credit for such amounts when filing an annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, the participant elects to roll the distribution over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over the participant's life or life expectancy (or the joint lives or life expectancies of the participant and designated beneficiary) or over a specified period of ten years or more;

o  the payout is a minimum distribution required under the Code;

o  the payout is a 457 non-governmental plan distribution;

o  the payout is made on account of an eligible hardship; or

o  the payout is a corrective distribution.

Payouts made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to 20% income tax withholding.

If a distribution is made to the participant under a Section 457 plan, withholding is computed using payroll methods, depending upon the type of payment.

State withholding also may be imposed on taxable distributions.

ELECTIVE WITHHOLDING: If the distribution from the plan is not subject to mandatory withholding as described above, the participant can elect not to have any withholding occur. To do this the participant must provide a valid Social Security Number or Taxpayer Identification Number.

If the participant does not make this election and if the payout is part of an annuity payout plan, the amount of withholding generally is computed using payroll tables. If the distribution is any other type of payment (such as a partial or full withdrawal), withholding is computed using 10% of the taxable portion.


The withholding requirements differ if we deliver the payment outside the United States and/or to a non-resident alien.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, state withholding may be deducted from the payment.


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20   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

PENALTIES: If participants receive a distribution from the plan before reaching age 59 1/2, they may have to pay a 10% IRS penalty on the amount includable in their ordinary income. However, this penalty will not apply to any amount received by the participant or designated beneficiary:

o  because of the participant's death;

o  because the participant becomes disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over the participant's life or life expectancy (or joint lives or life expectancies of the participant and designated beneficiary);

o if the distribution is made following severance from employment after you attain age 55; or

o  if the payout is a 457 plan distribution.

Other exceptions may apply if you withdraw from the contract before your plan specifies that payouts can be made.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of these laws as they are currently interpreted. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of the contract.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions to the contrary. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment.

VOTING RIGHTS

You or another authorized party with investments in the variable accounts may vote on important fund policies. We will vote fund shares according to the instructions we receive.

The number of votes is determined by applying the percentage interest in each variable account to the total number of votes allowed to the account.

We calculate votes separately for each account. We will send notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

OTHER CONTRACTUAL PROVISIONS

MODIFICATION

We may modify the contract upon notice to you, if such modification:

o is necessary to make the contract or the variable accounts comply with any law or regulation issued by a governmental agency to which we or the variable accounts are subject;

o is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts;

o  is necessary to reflect a change in the variable accounts; or

o  provides additional accumulation options for the variable accounts.

In the event of any such modification, we may make appropriate endorsement to the contract to reflect such modification.

PROOF OF CONDITION OR EVENT

Where any payments under the contract depend on the recipient being alive and/or being a certain age on a given date, or depend on the occurrence of a specific event, we may require satisfactory proof that such a condition has been met prior to making the payment.

RECORDKEEPING SERVICES

We provide a contract to fund plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. We do not provide any administrative or recordkeeping services in connection with the plan. We will rely on information and/or instructions provided by the plan administrator and/or recordkeeper in order to properly administer the contract. For this reason, we must approve any person or entity authorized by the owner to administer recordkeeping services for the plan and participants.

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21   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

ISSUER AND PRINCIPAL UNDERWRITER

IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota. Its headquarters is 70100 AXP Financial Center, Minneapolis, MN 55474. IDS Life is a wholly owned subsidiary of AEFC, which is a wholly owned subsidiary of American Express Company (American Express), a financial services company headquartered in New York.

IDS Life conducts a conventional life insurance business. It acts as a direct writer of fixed and variable insurance policies and annuities and is licensed in 49 states and the District of Columbia. IDS Life has four wholly owned subsidiaries, two which serve New York residents and two which serve residents in states other than New York. IDS Life and its subsidiaries offer fixed and variable insurance policies and annuities through individual sales representatives, through insurance agencies and broker-dealers who may also be associated with financial institutions such as banks and directly to American Express Cardmembers.

IDS Life's primary life insurance products include variable life insurance, universal life insurance, traditional whole life insurance and disability income insurance. IDS Life's primary annuity products include variable and fixed deferred and immediate annuities.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.


We are the sole distributor of the contract. We pay time-of-sale commissions of up to 8% of purchase payments on the contract as well as service/trail commissions of up to .50% based on annual total contract value for as long as the contract remains in effect.

We may pay our sales representatives a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to encourage sales representatives to market a new or enhanced contract or to increase sales during the period.

The above commissions and service fees compensate our sales representatives for selling and servicing the contract. These commissions do not change depending on which variable accounts you choose to allocate your purchase payments. We also may pay additional commissions to help compensate field leadership and to pay for other distribution expenses and benefits noted below. Our sales representatives may be required to return sales commissions under certain circumstances including, but not limited to, if a contract owner returns the contract under the free look period.

From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of contracts may help sales representatives and/or their field leaders qualify for such benefits.

SOURCES OF PAYMENTS TO SALES REPRESENTATIVES

o We pay the commissions and other compensation described above from our assets.

o  Our assets may include:

   o revenues we receive from fees and expenses that you will pay when buying, owning and withdrawing the contract (see "Expense Summary");

   o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "Expense Summary -- Annual Operating Expenses of the Funds -- Compensation Disclosure");

   o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds -- Fund selection"); and

   o revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

o You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

   o fees and expenses we collect from contract owners, including withdrawal charges; and

   o fees and expenses charged by the underlying funds in which the variable accounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICT OF INTEREST

Our compensation arrangements with sales representatives can potentially give sales representatives a heightened financial incentive to sell you the contract offered in this prospectus over other alternative investments which may pay the sales representatives lower compensation. Ask your sales representative for further information about what he or she may receive in connection with your purchase of the contract.


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22   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

INVESTMENTS BY IDS LIFE


IDS Life must invest its assets in its general account in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, asset-backed securities, preferred and common stocks, real estate mortgages, real estate and certain other investments. All claims by purchasers of the contracts, and other general account products, will be funded by the general account.

STATE REGULATION


IDS Life is subject to the laws of the State of Minnesota governing insurance companies and to the regulations of the Minnesota Department of Commerce. An annual statement in the prescribed form is filed with the Minnesota Department of Commerce each year covering our operation for the preceding year and our financial condition at the end of such year. Regulation by the Minnesota Department of Commerce includes periodic examination to determine IDS Life's contract liabilities and reserves so that the Minnesota Department of Commerce may certify that these items are correct. IDS Life's books and accounts are subject to review by the Minnesota Department of Commerce at all times. In addition, IDS Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


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23   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

LEGAL PROCEEDINGS

The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. IDS Life and its subsidiaries have received requests for information and have been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

In November 2002, IDS Life Insurance Company was named in a purported class action entitled JOHN HARITOS, ET AL. V. AMERICAN EXPRESS FINANCIAL ADVISORS INC. ET AL., NO. 02 2255, United States District Court, District of Arizona. The complaint originally named IDS Life Insurance Company as a defendant, but IDS Life Insurance Company was dismissed when plaintiffs chose to file an Amended Complaint not naming IDS Life Insurance Company. This action alleges that defendants violated the Investment Advisors Act (IAA) of 1940, 15 U.S.C., in the sale of financial plans and various products including those of IDS Life Insurance Company. The complaint seeks certification of a nationwide class, restitution, injunctive relief, and punitive damages. In June 2004, the Court denied American Express Financial Advisors Inc.'s (AEFAI) motion to dismiss the action as a matter of law. The Court did indicate, however, that the plaintiffs may not have a compelling case under the IAA. Notwithstanding the Court's denial of AEFAI's motion to dismiss, AEFAI believes that the plaintiffs' case suffers from various factual and legal weaknesses and it intends to continue to defend the case vigorously. AEFAI has filed a motion to dismiss the plaintiffs' Second Amended Complaint.

IDS Life and its subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION ABOUT IDS LIFE

SELECTED FINANCIAL DATA

The following selected financial data for IDS Life and its subsidiaries should be read in conjunction with the consolidated financial statements and notes.

YEARS ENDED DEC. 31, (THOUSANDS)                                  2004          2003(1)       2002(1)       2001(1)        2000(1)
-----------------------------------------------------------------------------------------------------------------------------------
Premiums                                                     $   351,943    $   349,001   $   334,477    $   314,843   $   287,498
Net investment income                                          1,777,446      1,705,185     1,562,592      1,485,688     1,730,605
Net realized gain (loss) on investments                           27,292          4,445        (5,243)      (649,752)      (16,975)
Other                                                            984,664        920,706       930,284        964,536     1,037,206
TOTAL REVENUES                                               $ 3,141,345    $ 2,979,337   $ 2,822,110    $ 2,115,315   $ 3,038,334
INCOME (LOSS) BEFORE INCOME TAXES
   AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE                $   792,382    $   574,539   $   470,007    $  (188,957)  $   807,264
Income (loss) before cumulative effect of accounting change  $   566,205    $   507,594   $   382,181    $   (43,735)  $   585,637
Cumulative effect of accounting change (net of income taxes)     (70,568)        44,463            --        (21,416)           --
NET INCOME (LOSS)                                            $   495,637    $   552,057   $   382,181    $   (65,151)  $   585,637
TOTAL ASSETS                                                 $71,086,062    $65,942,702   $59,638,635    $57,895,900   $60,450,203
-----------------------------------------------------------------------------------------------------------------------------------

(1) Certain prior year amounts have been reclassified to conform to the current year's presentation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

IDS Life follows United States generally accepted accounting principles (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

Certain of the statements below are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. See the Forward-Looking Statements section below.

Management's narrative analysis of the results of operations is presented in lieu of management's discussion and analysis of financial condition and results of operations, pursuant to General Instructions I(2) (a) of Form 10-K.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

Pretax income rose 38 percent to $792.4 million for the year ended December 31, 2004. The increase primarily reflects increased net investment income, mortality and expense risk and other fees, net realized gain on investments, lower interest credited on investment contracts and universal life-type insurance costs and lower amortization of deferred policy acquisition costs (DAC), partially offset by higher other insurance and operating costs. See the DAC section below for further discussion of DAC and related third quarter 2004 and 2003 adjustments.


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24   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

IDS Life's effective tax rate rose to 29 percent in 2004 from 12 percent in 2003 primarily due to the impact of lower levels of tax-advantaged items in pretax income during 2004, reduced low income housing credits as a result of the December 2003 distribution of substantially all of IDS Life's interests in low income housing investments to AEFC and the one-time effect of favorable technical guidance related to the taxation of dividend income recognized in 2003. For 2003 and prior years, IDS Life's federal income taxes were reduced by credits arising from low income housing investments.

Net income for the year ended December 31, 2004 reflects the $70.6 million ($108.6 million pretax) impact of IDS Life's January 1, 2004 adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 requires insurance enterprises to establish liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. See "Application of Recent Accounting Standards"
section in Note 1 to the Consolidated Financial Statements regarding the impact of adoption of SOP 03-1.

REVENUES

Total revenues increased $162 million or 5 percent primarily due to higher net investment income, mortality and expense risk and other fees and net realized gain on investments compared to 2003.

Net investment income increased $72.3 million or 4 percent. Net investment income for the year ended December 31, 2003 includes $77.3 million of amortization expense of certain low income housing investments. See effective tax rate discussion above.

Contractholder and policyholder charges increased $24.2 million or 5 percent reflecting increased cost of insurance charges on variable universal life products as well as an increase in the amount of surrender charges on variable annuity products.

Mortality and expense risk and other fees increased $39.8 million or 10 percent reflecting higher average market values of separate account assets, and the impact of the change from IDS Life to AEFC as investment manager of the internally managed proprietary funds during the fourth quarter of 2003. Concurrent with the investment manager change, IDS Life entered into an agreement with AEFC to receive fees for the services, other than investment management, that IDS Life continues to provide the underlying proprietary mutual funds. IDS Life's administrative service fees will vary with the market values of these proprietary mutual funds. Previous to this change, IDS Life received management fees directly from the proprietary funds and was party to an agreement with AEFC to compensate AEFC for the investment sub-advisory services AEFC provided these proprietary funds. In addition to IDS Life's administrative service fees, IDS Life receives mortality and expense risk fees from the separate accounts based on the level of assets.

Net realized gain on investments was $27.3 million in 2004 compared to $4.4 million in 2003. For the year ended December 31, 2004, $49.5 million of total investment gains were partially offset by $22.2 million of impairments and losses. Included in these total net investment gains and losses are $48.4 million of gross realized gains and $17.5 million of gross realized losses from sales of securities, as well as $0.1 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

For the year ended December 31, 2003, $257 million of total investment gains were partially offset by $252.6 million of impairments and losses. Included in these total net investment gains and losses are $255.3 million of gross realized gains and $135.5 million of gross realized losses from sales of securities, as well as $102.6 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Total benefits and expenses decreased $55.8 million or 2 percent, reflecting lower interest crediting rates and the effect on equity indexed annuities of lower appreciation in the S&P 500 during 2004 versus 2003, a reduction in DAC amortization in conjunction with the adoption of SOP 03-1 and third quarter DAC adjustments, partially offset by higher other insurance and operating expenses.

Interest credited on investment contracts and universal life-type insurance decreased $114.1 million or 9 percent, primarily due to lower interest crediting rates and the effect on equity indexed annuities of lower appreciation in the S&P 500 during 2004 versus 2003, partially offset by higher average accumulation values of annuities and inforce levels of life insurance products.

DAC amortization expense decreased to $260.8 million in 2004 from $264.3 million in 2003. The decrease reflects the first quarter 2004 $65.7 million pretax DAC valuation benefit reflecting an adjustment associated with the lengthening of amortization periods for certain insurance and annuity products in conjunction with the adoption of SOP 03-1, partially offset by an estimated increase in DAC amortization of $9.6 million, as a result of IDS Life's completed valuation system conversion for its long-term care (LTC) insurance business during the first quarter of 2004. In addition, DAC amortization expense was impacted by a net $22 million DAC valuation benefit from the third quarter review of DAC as compared to prior year.

Other insurance and operating expenses increased $50.8 million or 11 percent reflecting increases in distribution costs and non-deferrable expenses related to product management and business reinvestment initiatives. These increases were partially offset by a reduction related to the change in investment manager of the proprietary mutual funds from IDS Life to AEFC. Effective with this change, the previously existing arrangement under which IDS Life compensated AEFC for investment sub-advisory services were terminated.


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25   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

Income before accounting change rose 33 percent to $507.6 million for year ended December 31, 2003. Net income rose 44 percent to $552.1 million in 2003, up from $382.2 million in 2002. Among other things described below, IDS Life's 2003 results reflect a $41.3 million reduction in tax expense due to adjustments related to the finalization of the 2002 tax return filed during the third quarter of 2003 and the publication of favorable technical guidance related to the taxation of dividend income.

Net Income for 2003 also reflects the impact of IDS Life's adoption of Financial Accounting Standard Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities," revised December 2003 (FIN 46), which addresses the consolidation of variable interest entities (VIEs). The impact of the FIN 46 adoption is discussed in more detail below.

REVENUES

Total revenues increased $157.2 or 6 percent primarily due to higher net investment income and disability income premium revenues, together with net realized gains on investments versus net realized losses in 2002, partially offset by lower mortality and expense risk and other fees revenues.

Total premium revenue increased $14.5 million or 4 percent reflecting a higher number of disability income and traditional life insurance policies.

Net investment income increased $142.6 million or 9 percent in 2003 reflecting higher levels of invested assets and the effect of appreciation in the S&P 500 on the value of options hedging equity indexed annuities this year versus depreciation last year, which was offset in interest credited expenses. The positive effects of the foregoing were partially offset by a lower average yield on invested assets.

Net realized gain (loss) on investments was $4.4 million in 2003 compared to ($5.2 million) in 2002. For the year ended December 31, 2003, $257 million of total investment gains were partially offset by $252.6 million of impairments and losses. Included in these total net investment gains and losses were $255.3 million of gross realized gains and $135.5 million of gross realized losses from sales of securities, as well as $102.6 million of other-than-temporary investment impairment losses, classified as Available-for-Sale.

For the year ended December 31, 2002, $299.6 million of total investment gains were more than offset by $304.8 million of impairments and losses. Included in these total net investment gains and losses were $297.6 million of gross realized gains and $137.4 million of gross realized losses from the sales of securities, as well as $144.1 million of other-than-temporary investment impairment losses (including $45 million related to directly-held WorldCom debt holdings), classified as Available-for-Sale.

Mortality and expense risk and other fees decreased $14.3 million or 4 percent reflecting lower average market values of separate account assets throughout 2003 compared to 2002. While equity markets increased in the second half of 2003, average market values of separate account assets for the full year of 2003 remained below 2002 levels. For 2003 and 2002, IDS Life provided mutual fund management services for many of the mutual funds available as investment options within IDS Life's variable annuity and variable life insurance products. IDS Life also receives mortality and expense risk fees from the separate accounts based on asset levels.

BENEFITS AND EXPENSES

Total benefits and expenses increased $52.7 million or 2 percent, reflecting higher average accumulation value of annuities and inforce levels and the effect on equity indexed annuities of appreciation in the S&P 500 during 2003 versus depreciation in 2002 and higher insurance and other operating expense. The 2003 increase also reflects the 2002 benefit of $7 million ($4 million after-tax), which resulted from a reversal of a portion of the 2001 September 11th related reserves as a result of lower than previously anticipated insured loss claims.

Disability and long-term care insurance liability for future policy benefit expenses increased $7.9 million, or 6 percent, reflecting increases in underlying policies in force.

Interest credited on investment contracts and universal life-type insurance increased $78.7 million or 7 percent due to higher average accumulation value of annuities and inforce levels and the effect on equity indexed annuities of appreciation in the S&P 500 during 2003 versus depreciation in 2002, partially offset by lower interest crediting rates.

DAC amortization expense decreased to $264.3 million for the year ended December 31, 2003 from $320.6 million for the year ended December 31, 2002. The decrease reflects a net $18.0 million increase in DAC amortization expense in the third quarter of 2002, compared to a net $1.8 million DAC amortization expense reduction in the third quarter of 2003, both as a result of IDS Life's annual third quarter review of various DAC assumptions and practices. DAC amortization expense in 2003 was favorably impacted by recently improved equity market performance during 2003 as compared to 2002. Additionally, faster-than-assumed growth in customer asset values associated with IDS Life's variable annuity and insurance products resulted in a reduction in DAC amortization expense during 2003, whereas declines in variable annuity and insurance customer asset values resulted in an increase in DAC amortization expense during 2002. See the DAC section below for further discussion of DAC and related third quarter 2003 adjustments.

Other insurance and operating expenses increased $26.4 million or 6 percent reflecting the unfavorable impact of fewer capitalized costs due to the ongoing impact of the third quarter 2002 comprehensive review of DAC-related practices. These increases were partially offset by a reduction related to the change in the previously existing arrangement between IDS Life and AEFC as noted above.


--------------------------------------------------------------------------------
26   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

IDS Life's effective tax rate decreased to 12 percent in 2003 from 19 percent in 2002 reflecting a $41.3 million reduction in tax expense in 2003 related to the finalization of the 2002 tax return filed during the third quarter of 2003 and publication of favorable technical guidance related to the taxation of dividend income. Partially offsetting this reduction in tax expense was the after-tax impact of realized losses from sales of mortgage-backed securities as a result of IDS Life's decision to make an adjustment to the level of such investments during the third quarter of 2003, such that mortgage-backed securities were 32 percent of IDS Life's overall investment portfolio at December 31, 2003 compared to 43 percent at December 31, 2002.

As described more fully in the "Liquidity and Capital Resources" section below, the consolidation of FIN 46-related entities resulted in a cumulative effect of accounting change that increased net income through a non-cash gain of $44.5 million ($68.4 million pretax) related to the consolidation of three secured loan trusts (SLTs).

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life and health insurance products. These costs are deferred to the extent they are recoverable from future profits. For annuity and insurance products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For IDS Life's annuity and insurance products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made. As a result of these reviews, IDS Life took actions in both 2004 and 2003 that impacted DAC balance and expenses.

In the third quarter 2004, these actions resulted in a net $24 million DAC amortization expense reduction reflecting:

o A $27 million DAC amortization reduction reflecting lower than previously assumed surrender and mortality rates on variable annuity products, higher surrender charges collected on universal and variable universal life products and higher than previously assumed interest rate spreads on annuity and universal life products. Variable annuity surrender rates were reduced between 0 and 20%, depending on product and duration. Additionally, there was an increase in surrender charge revenue ranging from 60% to 80% for universal life products and 10% to 50% for certain variable annuity products. The mortality assumption was changed from duration to an attained age basis. Interest rate spreads were higher by approximately 40 basis points relative to previously assumed spreads in 2003.

o A $3 million DAC amortization reduction reflecting a change to the mid-term assumed growth rate on variable annuity and variable universal life products.

o A $6 million DAC amortization increase primarily reflecting a reduction in estimated future premiums on variable annuity products.

In the third quarter 2003, these actions resulted in a net $2 million DAC amortization expense reduction reflecting:

o A $106 million DAC amortization reduction resulting from extending 10 - 15 year amortization periods for certain Flex Annuity contracts to 20 years based on current measurements of meaningful life in which exchanges of Flex Annuity contracts for other IDS Life variable annuity contracts are treated as continuations rather than terminations. The Flex Annuity is an advisor-distributed variable annuity product sold from 1986 - 1996. In reviewing the persistency of this business in recent years, IDS Life had observed significant volumes persisting beyond the end of the 10- and 15-year amortization periods. IDS Life had maintained these amortization periods, however, due to uncertainty over the impact of a program launched in April 2002 under which eligible Flex Annuity contracts can be exchanged for new variable annuity contracts offered by IDS Life. Exchange rates to date under this program were less than those expected, and IDS Life concluded in the third quarter of 2003 it would be appropriate to measure the meaningful life of this business without anticipating future exchanges. This is consistent with the measurement made for other IDS Life products, and the resulting 20-year period is the same as that used for other advisor-distributed variable annuity products.


--------------------------------------------------------------------------------
27   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

o A $92 million DAC amortization increase resulting from the recognition of a premium deficiency on IDS Life's Long-Term Care (LTC) business. IDS Life has monitored this business closely in 2003 as claim and persistency experience developed adversely. IDS Life discontinued sales of its proprietary LTC product in the first quarter of 2003, and outsourced claims administration on the existing book in the second quarter of 2003. On the basis of updated analysis completed in the third quarter of 2003, IDS Life concluded that the associated DAC was not fully recoverable at current premium levels. The associated DAC remaining after this $92 million reduction was $162 million.

o A $12 million net DAC amortization increase across IDS Life's Universal Life, Variable Universal Life and annuity products. IDS Life updated a number of DAC assumptions resulting in increases in amortization totaling $26 million and decreases in amortization totaling $14 million. The largest single item was a $16 million increase in amortization from reflecting lower than previously assumed spreads on fixed contract values.

During the first quarter of 2004 and in conjunction with the adoption of SOP 03-1, IDS Life (1) established additional liabilities for insurance benefits that may become payable under variable annuity death benefit guarantees or on single pay universal life contracts, which prior to January 1, 2004, were expensed when payable; and (2) extended the time periods over which DAC associated with certain insurance and annuity products are amortized to coincide with the liability funding periods in order to establish the proper relationships between these liabilities and DAC associated with the same contracts. As a result, IDS Life recognized a $108.6 million pretax charge due to accounting change on establishing the future liability under death benefit guarantees and recognized a $65.7 million pretax reduction in DAC amortization expense to reflect the lengthening of the amortization periods for certain products impacted by SOP 03-1. Additionally, IDS Life completed a valuation system conversion for its LTC insurance business during the first quarter of 2004 which resulted in a $6.5 million pretax reduction of estimated LTC liabilities for future policy benefits and an offsetting estimated $9.6 million pretax increase in DAC amortization expense. This valuation adjustment was an increase to the $92 million estimated premium deficiency IDS Life recognized in the third quarter of 2003.

DAC balances for various insurance and annuity products sold by IDS Life are set forth below:

DECEMBER 31, (MILLIONS)                                    2004          2003
-------------------------------------------------------------------------------
Life and health insurance                                $1,766        $1,602
Annuities                                                 1,872         1,734
-------------------------------------------------------------------------------
Total                                                    $3,638        $3,336
-------------------------------------------------------------------------------

In addition to the DAC balances shown above and in conjunction with IDS Life's adoption of SOP 03-1, sales inducement costs previously included in DAC were reclassified from DAC and presented as a separate line item in the Consolidated Balance Sheets. Deferred sales inducement costs were $303 million and $279 million at December 31, 2004 and 2003, respectively. Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

CERTAIN CRITICAL ACCOUNTING POLICIES

IDS Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. At December 31, 2004, IDS Life had net unrealized pretax gains on Available-for-Sale securities of $731.8 million. Gains and losses are recognized in results of operations upon disposition of the securities. Losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. IDS Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Approximately 90% of the investment portfolio classified as Available-for-Sale is determined by quoted market prices. As of December 31, 2004, there were $118.5 million in gross unrealized losses that related to $7.9 billion of securities, of which $2.2 billion has been in a continuous unrealized loss position for 12 months or more. As part of IDS Life's ongoing monitoring process, management has determined that substantially all of the gross unrealized losses on these securities are attributable to changes in interest rates. Additionally, IDS Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none of these securities are other-than-temporarily impaired at December 31, 2004.

Included in IDS Life's investment portfolio discussed above are structured investments of various asset quality, including collateralized debt obligations
(CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. The carrying


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28   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS
values of these structured investments are based on future cash flow projections that require management's judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or changes in estimated default or recovery rates. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $10 million based on underlying investments as of December 31, 2004. The level of change in near-term default rates would have to be significantly higher than 100 basis points to cause a change in carrying value of IDS Life's structured investments due to previously recognized impairment losses coupled with subsequent improvement in actual default rates.

See "Application of Recent Accounting Standards" in Note 1 to the Consolidated Financial Statements for a discussion of Emerging Issues Task Force (EITF) Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" which when finalized by the FASB, may affect IDS Life's investment securities valuation policy.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new insurance and annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life and health insurance products. These costs are deferred to the extent they are recoverable from future profits. For annuity and insurance products, DAC are amortized over periods approximating the lives of the business, principally as a percentage of premiums or estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For IDS Life's annuity and life and health insurance products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate premiums, estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for IDS Life's annuity business are typically 10 to 25 years, while projection periods for IDS Life's life and health insurance products are often 50 years or longer. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity and universal life insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life and health insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC is not recoverable. If management concludes that DAC is not recoverable, DAC is reduced to the amount that is recoverable based on best estimate assumptions.

For annuity and life and health insurance products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about rates credited to policyholder accounts and equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. IDS Life uses a mean reversion method as a monthly guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, IDS Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. Management is currently assuming a 7 percent long-term customer asset value growth rate. If IDS Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC amortization expense would be a decrease or increase of approximately $50 million pretax.


--------------------------------------------------------------------------------
29   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

Management monitors other principal DAC assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, could impact IDS Life's DAC balances. For example, if IDS Life increased or decreased its interest margin on its universal life and on the fixed portion of its variable universal life insurance products by 10 basis points, the impact on the DAC amortization expense would be a decrease or increase of approximately $5 million pretax. Additionally, if IDS Life extended or reduced the amortization periods one year for variable annuities to reflect changes in premium paying persistency and/or surrender assumptions, the impact on DAC amortization expense would be a decrease or increase of approximately $20 million. The amortization impact of extending or reducing the amortization period any additional years is not linear.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. An assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

FIXED ANNUITIES AND VARIABLE ANNUITY GUARANTEES

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by IDS Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up
(GGU) benefits. In addition, IDS Life offers contracts containing guaranteed minimum income benefit (GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for variable annuity death and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section in Note 1 of the Consolidated Financial Statements regarding the impact of the adoption of SOP 03-1.

Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options. Liabilities for equity indexed deferred annuities issued before 1999 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

LIFE AND DISABILITY POLICIES

Liabilities for life insurance claims that have been reported but have not yet been paid (unpaid claim liabilities) are equal to the death benefits payable under the policies. For disability income and long-term care claims, unpaid claim liabilities are equal to benefit amounts due and accrued including the expense of reviewing claims and making benefit payment determinations. Liabilities for claims that have occurred but have not been reported are estimated based on periodic analysis of the actual lag between when a claim occurs and when it is reported. Where applicable, amounts recoverable from other insurers who share in the risk of the products offered (reinsurers) are separately recorded as receivables.

Liabilities for fixed and variable universal life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

Liabilities for future benefits on term and whole life insurance are based on the net level premium method, using anticipated premium payments, mortality rates, policy persistency and interest rates earned on the assets supporting the liability. Anticipated mortality rates are based on established industry mortality tables, with modifications based on Company experience. Anticipated policy premium payments and persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates range from 4% to 10% at December 31, 2004, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are the amounts needed to meet obligations for future claims and are based on the net level premium method, using anticipated premium payments and morbidity, mortality, policy persistency and discount rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated discount rates for disability income policy reserves at December 31, 2004 are 7.5% at policy issue and grade to 5% over 5 years. Anticipated discount rates for long-term care policy reserves at December 31, 2004 were 5.9% grading up to 8.9% over 30 years.


--------------------------------------------------------------------------------
30   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

Claim reserves are the amounts needed to meet obligations for continuing claim payments on already incurred claims. Claim reserves are calculated based on claim continuance tables which estimate the likelihood that an individual will continue to be eligible for benefits and anticipated interest rates earned on assets supporting the reserves. Anticipated claim continuance rates are based on established industry tables. Anticipated discount rates for claim reserves for both disability income and long-term care range from 3% to 8% at December 31, 2004, with an average rate of approximately 5.2% at December 31, 2004. IDS Life issues only non-participating life insurance policies, which do not pay dividends to policyholders from the insurers' earnings.

LIQUIDITY AND CAPITAL RESOURCES

CAPITAL STRATEGY

The liquidity requirements of IDS Life are generally met by funds provided by deposits, premiums, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investments and capital contributions from AEFC. The primary uses of funds are policy benefits, commissions, other product-related acquisition and sales inducement costs, operating expenses, policy loans, dividends to AEFC and investment purchases. IDS Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations. During the second and fourth quarter of 2004, IDS Life approved and paid dividends to AEFC of $430 million and $500 million, respectively. IDS Life expects to continue to maintain adequate capital to meet internal and external Risk-Based Capital requirements.

FUNDING STRATEGY

IDS Life, on a consolidated basis, has available lines of credit with AEFC aggregating $295 million ($195 million committed and $100 million uncommitted). There were no line of credit borrowings outstanding with AEFC at December 31, 2004 and 2003. At December 31, 2004 and 2003, IDS Life had outstanding reverse repurchase agreements totaling $47 million and $67.5 million, respectively. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

IDS Life's total assets and liabilities increased in 2004 primarily due to higher investments, client contract reserves and separate account assets and liabilities, which increased as a result of new client inflows and market appreciation. Investments primarily include corporate debt and mortgage and other asset-backed securities. IDS Life's corporate debt securities comprise a diverse portfolio with the largest concentrations, accounting for approximately 66 percent of the portfolio, in the following industries: banking and finance, utilities, and communications and media. Investments also include $4.3 billion and $4.6 billion of mortgage loans on real estate, policy loans and other investments at December 31, 2004 and 2003, respectively. Investments are principally funded by sales of insurance and annuities and by reinvested income. Maturities of these investment securities are largely matched with the expected future payments of insurance and annuity obligations.

Investments include $2.2 billion and $2.4 billion of below investment grade securities (excluding net unrealized appreciation and depreciation) at December 31, 2004 and 2003, respectively. These investments represent 8 percent and 9 percent of IDS Life's investment portfolio at December 31, 2004 and 2003, respectively.

Separate account assets represent funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. These assets are generally carried at market value, and separate account liabilities are equal to separate account assets. IDS Life earns fees from the related accounts.

OFF-BALANCE SHEET ARRANGEMENTS AND CONTRACTUAL OBLIGATIONS

IDS Life has identified arrangements, obligations and other relationships that may have a material current or future effect on its financial condition, changes in financial condition, results of operations or liquidity and capital resources.

CONTRACTUAL OBLIGATIONS

The contractual obligations identified in the table below include on-balance sheet transactions that represent material expected or contractually committed future obligations of IDS Life.

                                                                                PAYMENTS DUE BY YEAR
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2010 AND
(MILLIONS)                                                  TOTAL          2005         2006-2007     2008-2009    THEREAFTER
--------------------------------------------------------------------------------------------------------------------------------
Insurance and annuities (1)                               $54,755         $3,366        $7,036         $6,937       $37,416
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     $54,755         $3,366        $7,036         $6,937       $37,416
--------------------------------------------------------------------------------------------------------------------------------

 (1) These scheduled payments are represented by reserves of $32.9 billion at December 31, 2004 and are based on interest credited, mortality, morbidity, lapse, surrender and premium payment assumptions. Actual payment obligations may differ if experience varies from these assumptions. Separate account liabilities have been excluded as associated contractual obligations would be met by separate account assets.

IDS Life has off-balance sheet arrangements that include retained interests in assets transferred to unconsolidated entities as more fully described below.

CONSOLIDATED VARIABLE INTEREST ENTITIES

Assets consolidated as a result of the December 31, 2003 adoption of FIN 46 were $907 million. The newly consolidated assets consisted of $834 million of cash and $73 million of derivatives, essentially all of which are restricted. The effect of consolidating


--------------------------------------------------------------------------------
31   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS
these assets on IDS Life's balance sheet was offset by IDS Life's previously recorded carrying values of its investment in such structures, which totaled $673 million, and $166 million of newly consolidated liabilities.

The consolidation of FIN 46-related entities resulted in a cumulative effect of accounting change that increased 2003 net income through a non-cash gain of $44.5 million ($68.4 million pretax) related to the consolidation of the three SLTs. One of the three SLTs originally consolidated was liquidated in 2004 and the other two are in the process of being liquidated as of December 31, 2004.

The initial gain related to the application of FIN 46 for the SLTs had no cash flow effect on IDS Life. The expected impact related to the liquidation of the two remaining SLTs is a $4 million non-cash charge and has been included in the 2004 results of operations. However, further adjustments to that amount could occur based on market movements and execution of the liquidation process. To the extent further adjustments are incurred in the liquidation of the remaining SLT portfolios, IDS Life's maximum cumulative exposure to pretax loss is represented by the pretax net assets, which is $462 million at December 31, 2004.

RETAINED INTEREST IN ASSETS TRANSFERRED TO UNCONSOLIDATED ENTITIES

As of December 31, 2004, IDS Life continued to hold investments in CDOs, some of which are also managed by an affiliate, and were not consolidated pursuant to the adoption of FIN 46 as IDS Life was not considered the primary beneficiary. IDS Life invested in CDOs as part of its investment strategy in order to offer a competitive rate to contractholders' accounts. IDS Life's exposure as an investor is limited solely to its aggregate investment in the CDOs, and it has no obligations or commitments, contingent or otherwise, that could require any further funding of such investments. As of December 31, 2004, the carrying values of the CDO residual tranches, managed by an affiliate, were $4.5 million. IDS Life also has an interest in a CDO securitization with a carrying value of $526.2 million of which $389.9 million is considered investment grade. CDOs are illiquid investments. As an investor in the residual tranche of CDOs, IDS Life's return correlates to the performance of portfolios of high-yield bonds and/or bank loans comprising the CDOs.

The carrying value of the CDOs, as well as derivatives recorded on the balance sheet as a result of consolidating the two SLTs, which are in the process of being liquidated, and IDS Life's projected return are based on discounted cash flow projections that require a significant degree of management judgment as to assumptions primarily related to default and recovery rates of the high-yield bonds and/or bank loans either held directly by the CDOs or in the reference portfolio of the SLTs and, as such, are subject to change. Although the exposure associated with IDS Life's investment in CDOs is limited to the carrying value of such investments, the CDOs have significant volatility associated with them because the amount of the initial value of the loans and/or other debt obligations in the related portfolios is significantly greater than IDS Life's exposure. In the event of significant deterioration of a portfolio, the relevant CDO may be subject to early liquidation, which could result in further deterioration of the investment return or, in severe cases, loss of the CDO carrying amount. The derivatives recorded as a result of consolidating and now liquidating certain SLTs under FIN 46 are primarily valued based on the expected gains and losses from liquidating a reference portfolio of high-yield loans. As previously mentioned, the exposure to loss related to these derivatives is represented by the pretax net assets of the SLTs, which is $462 million at December 31, 2004. Deterioration in the value of the reference portfolio would likely result in deterioration of the consolidated derivative value. See Note 3 to the Consolidated Financial Statements for further discussion regarding the consolidated SLTs.

CONTINGENT LIQUIDITY PLANNING

AEFC has developed a contingent funding plan that enables IDS Life to meet daily customer obligations during periods in which its customers elect to withdraw funds from their annuity and insurance contracts. This plan is designed to ensure that IDS Life could meet these customer withdrawals by selling or obtaining financing, through reverse repurchase agreements, of portions of its investment securities portfolio.

RISK MANAGEMENT

IDS Life and its subsidiaries through their respective Board of Directors' investment committees or staff functions, review models projecting different interest rate scenarios, risk/return measures, and their effect on profitability. They also review the distribution of assets in the portfolio by type and credit risk sector. The objective is to structure the investment security portfolios based upon the type and behavior of the liabilities underlying the products, portfolios to achieve targeted levels of profitability within defined risk parameters and to meet contractual obligations.

IDS Life has developed an asset/liability management approach with separate investment objectives to support specific product liabilities, such as insurance and annuity. As part of this approach, IDS Life develops specific investment guidelines outlining the minimum required investment return and liquidity requirements to support future benefit payments under its insurance and annuity obligations. These same objectives must be consistent with management's overall investment objectives for the general account investment portfolio.

IDS Life's owned investment securities are primarily invested in long-term and intermediate-term fixed maturity securities to provide clients with a competitive rate of return on their investments while controlling risk. Investment in fixed maturity securities is designed to provide IDS Life with a targeted margin between the yield earned on investments and the interest rate credited to clients' accounts. IDS Life does not trade in securities to generate short-term profits for its own account.


--------------------------------------------------------------------------------
32   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

As part of IDS Life's investment process, management, with the assistance of its investment advisors, conducts a quarterly review of investment performance. The review process conducted by IDS Life's Investment Committee involves the review of certain invested assets which the committee evaluates to determine whether or not any investments are other than temporarily impaired and/or which specific interest earning investments should be put on an interest non-accrual basis.

INTEREST RATE RISK

At IDS Life, interest rate exposures arise primarily within the fixed account portion of its annuity and insurance products. Rates credited to customers' accounts generally reset at shorter intervals than the yield on underlying investments. Therefore, IDS Life's interest spread margins are affected by changes in the general level of interest rates. The extent to which the level of interest rates affects spread margins is managed primarily by a combination of modifying the maturity structure of the investment portfolio and entering into interest rate swaptions or other derivative instruments that effectively lengthen the rate reset interval on customer liabilities. IDS Life has entered into interest rate swaptions with notional amounts totaling $1.2 billion to hedge the impact of increasing interest rates on forecasted fixed annuity sales.

The negative effect on IDS Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models, to the book of business at December 31, 2004 and December 31, 2003 would be approximately $15.4 million and $19.6 million, respectively.

EQUITY MARKET RISK

IDS Life has two primary exposures to the general level of equity markets. One exposure is that IDS Life earns fees from variable annuity and variable life insurance products. The amount of such fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of IDS Life's fee revenues to the general performance of equity markets, IDS Life has from time to time entered into various combinations of financial instruments that mitigate the negative effect on fees that would result from a decline in the equity markets. The second exposure is that IDS Life writes and purchases index options to manage the margin related to certain annuity products that pay interest based upon the relative change in a major stock market index between the beginning and end of the annuity product's term. At December 31, 2004, equity-based derivatives with a net notional amount of $260.8 million were outstanding to hedge the margin related to certain annuity products that pay interest based upon the relative change in a major stock market index.

The negative effect on IDS Life's pretax earnings of a 10 percent decline in equity markets would be approximately $36.3 million and $39.3 million based on annuity and insurance business inforce and equity index options as of December 31, 2004 and 2003, respectively.

IMPACT OF MARKET-VOLATILITY ON RESULTS OF OPERATIONS

As discussed above, various aspects of IDS Life's business are impacted by equity market levels and other market-based events. Several areas in particular involve DAC and deferred sales inducements, recognition of guaranteed minimum death benefits (GMDB) and certain other variable annuity benefits, asset management fees and structured investments. The direction and magnitude of the changes in equity markets can increase or decrease amortization of DAC and deferred sales inducement benefits, incurred amounts under GMDB and other variable annuity benefit provisions and asset management fees and correspondingly affect results of operations in any particular period. Similarly, the value of IDS Life's structured investment portfolios are impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements, which are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. IDS Life undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: fluctuation in the equity and fixed income markets, which can affect the amount and types of investment products sold by IDS Life, and other fees received based on the value of those assets; IDS Life's ability to recover Deferred Policy Acquisition Costs
(DAC), as well as the timing of such DAC amortization, in connection with the sale of annuity and insurance products; changes in assumptions relating to DAC, which could impact the amount of DAC amortization; the ability to improve investment performance in IDS Life's businesses, including attracting and retaining high-quality personnel; the success, timeliness and financial impact, including costs, cost savings and other benefits including increased revenues, of reengineering initiatives being implemented or considered by IDS Life, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing (including, among others, technologies operations), relocating certain functions to lower-cost overseas locations, moving internal and external functions to the Internet to save costs, and planned staff reductions relating to certain of such reengineering actions; the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer-term investment spending; the potential negative effect on IDS Life's businesses and infrastructure, including information technology, of


--------------------------------------------------------------------------------
33   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS
terrorist attacks, disasters or other catastrophic events in the future; IDS Life's ability to develop and roll out new and attractive products to clients in a timely manner; successfully cross-selling insurance and annuity products and services to AEFC's customer base; fluctuations in interest rates, which impacts IDS Life's spreads in the insurance and annuity businesses; credit trends and the rate of bankruptcies which can affect returns on IDS Life's investment portfolios; lower than anticipated spreads in the insurance and annuity business; the types and the value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect IDS Life against losses; negative changes in IDS Life Insurance Company's and its four life insurance company subsidiaries' credit ratings; increasing competition in all of IDS Life's insurance and annuity business; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving SLTs that IDS Life invests in which could affect both IDS Life's financial condition and results of operations; changes in laws or government regulations; outcomes associated with litigation and compliance and regulatory matters.

ADDITIONAL INFORMATION


INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2004 previously filed by IDS Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


IDS Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact IDS Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on IDS Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling IDS Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of IDS Life Insurance Company at Dec. 31, 2004 and 2003, and for each of the three years in the period ended Dec. 31, 2004, and the individual financial statements of the segregated asset variable accounts of IDS Life Group Variable Annuity Contract as of Dec. 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


--------------------------------------------------------------------------------
34   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

IDS Life Insurance Company
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of IDS Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of IDS Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of IDS Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 IDS Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" and in 2003 adopted the provisions of Financial Accounting Standards Board Interpretation No. 46 (revised December
2003), "Consolidation of Variable Interest Entities."

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $27,400,640; 2003, $26,596,709)         $28,131,195   $27,293,565
   Preferred and common stocks, at fair value (cost: 2004, $30,019; 2003, $30,019)                     31,256        31,046
Mortgage loans on real estate, at cost (less reserves: 2004, $45,347; 2003, $47,197)                2,923,542     3,180,020
Policy loans                                                                                          588,574       578,000
Trading securities and other investments                                                              753,298       801,871
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                            32,427,865    31,884,502

Cash and cash equivalents                                                                             131,427       400,294
Restricted cash                                                                                       535,821       834,448
Amounts recoverable from reinsurers                                                                   876,408       754,514
Amounts due from brokers                                                                                7,109         1,792
Other accounts receivable                                                                              52,527        68,422
Accrued investment income                                                                             351,522       355,374
Deferred policy acquisition costs (Note 4)                                                          3,637,956     3,336,208
Deferred sales inducement costs (Note 5)                                                              302,997       278,971
Other assets                                                                                          308,398       253,858
Separate account assets                                                                            32,454,032    27,774,319
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                $71,086,062   $65,942,702
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                $26,978,596   $26,376,944
   Variable annuity guarantees (Note 5)                                                                32,955            --
   Universal life-type insurance                                                                    3,689,639     3,569,882
   Traditional life insurance                                                                         271,516       254,641
   Disability income and long-term care insurance                                                   1,942,656     1,724,204
Policy claims and other policyholders' funds                                                           69,884        67,911
Amounts due to brokers                                                                                162,609       228,707
Deferred income taxes, net                                                                            141,202       139,814
Other liabilities                                                                                     437,418       408,444
Separate account liabilities                                                                       32,454,032    27,774,319
----------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                               66,180,507    60,544,866
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $30 par value; 100,000 shares authorized, issued and outstanding                      3,000         3,000
   Additional paid-in capital                                                                       1,370,388     1,370,388
   Retained earnings                                                                                3,190,474     3,624,837
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                 370,615       405,456
      Net unrealized derivative losses                                                                (28,922)       (5,845)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                 341,693       399,611
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                              4,905,555     5,397,836
Total liabilities and stockholder's equity                                                        $71,086,062   $65,942,702
============================================================================================================================

See Notes to Consolidated Financial Statements.

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2
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IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31,
(Thousands)
                                                                                         2004           2003          2002
REVENUES
Premiums:
   Traditional life insurance                                                       $   68,335     $   64,890    $   60,740
   Disability income and long-term care insurance                                      283,608        284,111       273,737
----------------------------------------------------------------------------------------------------------------------------
      Total premiums                                                                   351,943        349,001       334,477
Net investment income                                                                1,777,446      1,705,185     1,562,592
Contractholder and policyholder charges                                                554,344        530,190       525,497
Mortality and expense risk and other fees                                              430,320        390,516       404,787
Net realized gain (loss) on investments                                                 27,292          4,445        (5,243)
----------------------------------------------------------------------------------------------------------------------------
      Total                                                                          3,141,345      2,979,337     2,822,110

BENEFITS AND EXPENSES

Death and other benefits:
   Traditional life insurance                                                           36,843         38,870        36,850
   Investment contracts and universal life-type insurance                              227,664        209,065       214,222
   Disability income and long-term care insurance                                       67,261         57,339        52,972
Increase (decrease) in liabilities for future policy benefits:
   Traditional life insurance                                                            1,381         (2,401)        2,841
   Disability income and long-term care insurance                                      123,289        142,532       134,605
Interest credited on investment contracts and universal life-type insurance          1,127,875      1,242,020     1,163,351
Amortization of deferred policy acquisition costs                                      260,778        264,308       320,629
Other insurance and operating expenses                                                 503,872        453,065       426,633
----------------------------------------------------------------------------------------------------------------------------
      Total                                                                          2,348,963      2,404,798     2,352,103
----------------------------------------------------------------------------------------------------------------------------
Income before income tax provision and accounting change                               792,382        574,539       470,007
Income tax provision                                                                   226,177         66,945        87,826
----------------------------------------------------------------------------------------------------------------------------
Income before accounting change                                                        566,205        507,594       382,181
Cumulative effect of accounting change, net of tax benefit (Note 1)                    (70,568)        44,463            --
----------------------------------------------------------------------------------------------------------------------------
Net income                                                                          $  495,637     $  552,057    $  382,181
============================================================================================================================

See Notes to Consolidated Financial Statements.

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IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31,
(Thousands)
                                                                                         2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $   495,637   $    552,057  $    382,181
Adjustments to reconcile net income to net cash provided by (used in)
operating activities:
   Policy loans, excluding universal life-type insurance:
      Repayment                                                                         37,592         43,596        49,256
      Issuance                                                                         (39,230)       (34,490)      (35,345)
   Change in amounts recoverable from reinsurers                                      (121,894)      (121,004)     (104,344)
   Change in other accounts receivable                                                  15,895        (12,177)       (9,896)
   Change in accrued investment income                                                   3,852        (64,359)       (5,139)
   Change in deferred policy acquisition costs, net                                   (273,291)      (252,620)     (229,158)
   Change in liabilities for future policy benefits for traditional life,
   disability income and long-term care insurance                                      235,327        265,233       245,275
   Change in policy claims and other policyholder's funds                                1,973        (17,489)       13,521
   Deferred income tax provision (benefit)                                              70,574        (30,714)      116,995
   Change in other assets and liabilities, net                                         249,054       (177,937)      (18,568)
   Amortization of premium, net                                                         92,617        160,862        65,869
   Net realized (gain) loss on investments                                             (27,292)        (4,445)        5,243
   Trading securities, net                                                               6,788       (358,200)     (126,094)
   Net realized (gain) loss on trading securities                                      (37,460)       (30,400)        2,480
   Policyholder and contractholder charges, non-cash                                  (231,611)      (234,098)     (232,725)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                  70,568        (44,463)           --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                              549,099       (360,648)      119,551
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             1,603,285     12,232,235    10,093,228
   Maturities, sinking fund payments and calls                                       1,931,070      4,152,088     3,078,509
   Purchases                                                                        (4,392,522)   (20,527,995)  (16,287,891)
Other investments, excluding policy loans:
   Sales, maturities, sinking fund payments and calls                                  690,333        621,163       482,908
   Purchases                                                                          (402,235)      (438,336)     (390,092)
   Change in amounts due to and from brokers, net                                      (71,415)    (3,261,601)    1,693,251
----------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                           (641,484)    (7,222,446)   (1,330,087)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts and universal life-type insurance:
   Considerations received                                                           2,350,426      4,267,115     4,638,111
   Interest credited to account values                                               1,127,875      1,242,020     1,163,351
   Surrenders and other benefits                                                    (2,715,847)    (2,235,889)   (1,655,631)
Universal life-type insurance policy loans:
   Repayment                                                                            84,281         85,760        89,346
   Issuance                                                                            (93,217)       (81,740)      (80,831)
Capital contribution                                                                        --        282,061       400,000
Cash dividend to American Express Financial Corporation                               (930,000)            --       (70,000)
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (176,482)     3,559,327     4,484,346
----------------------------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents                                  (268,867)    (4,023,767)    3,273,810
Cash and cash equivalents at beginning of year                                         400,294      4,424,061     1,150,251
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                           $   131,427   $    400,294  $  4,424,061
============================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $   196,397   $    103,034  $         --
   Interest on borrowings                                                          $       411   $      2,926  $      7,623
   Non-cash ownership transfer of net assets of AEC to AEFC in 2003 (Note 8)       $        --   $    282,061  $         --

See Notes to Consolidated Financial Statements.

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IDS Life Insurance Company
--------------------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                  Accumulated Other
                                                                       Additional   Comprehensive                   Total
                                                          Capital       Paid-in    Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)    Stock        Capital      Net of Tax     Earnings       Equity
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000     $  688,327      $ 84,775     $3,042,660    $3,818,762
Comprehensive income:
   Net income                                                  --             --            --        382,181       382,181
   Net unrealized holding gains on Available-for-Sale
      securities  arising during the year, net of
      deferred policy acquisition costs of ($75,351)
      and income tax provision of ($228,502)                   --             --       424,360             --       424,360
   Reclassification adjustment for gains on
      Available-for-Sale securities  included in net
      income, net of income tax provision of ($5,645)          --             --       (10,484)            --       (10,484)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income tax
      provision of ($305)                                      --             --          (568)            --          (568)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       795,489
Capital contribution                                           --        400,000            --             --       400,000
Cash dividend to American Express Financial Corporation
(Note 8)                                                       --             --            --        (70,000)      (70,000)
----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000      1,088,327       498,083      3,354,841     4,944,251
Comprehensive income:
Net income                                                     --             --            --        552,057       552,057
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($5,594) and income tax
      benefit of $46,545                                       --             --       (79,470)            --       (79,470)
   Reclassification adjustment for gains on
      Available-for-Sale securities  included in net
      income, net of income tax provision of ($6,044)          --             --       (11,225)            --       (11,225)
   Net unrealized holding losses on derivatives arising
      during the year, net of income tax benefit of $3,663     --             --        (6,802)            --        (6,802)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income tax
      provision of ($525)                                      --             --          (975)            --          (975)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       453,585
Capital contribution                                           --        282,061            --             --       282,061
Non-cash dividend of American Express Corporation
   to American Express Financial Corporation (Note 8)          --             --            --       (282,061)     (282,061)
----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000      1,370,388       399,611      3,624,837     5,397,836
Comprehensive income:
Net income                                                     --             --            --        495,637       495,637
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of income
      tax benefit of $8,222 and net of adjustments to
      deferred policy acquisition costs of $8,857,
      deferred sales inducement costs of ($10,109),
      and fixed annuity liabilities of ($86,485).              --             --       (14,848)            --       (14,848)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($10,765)         --             --       (19,993)            --       (19,993)
   Net unrealized holding losses on derivatives
      arising during the year, net of income tax
      benefit of $11,901                                       --             --       (22,102)            --       (22,102)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income
      tax provision of ($525)                                  --             --          (975)            --          (975)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       437,719
Cash dividends to American Express Financial Corporation
(Note 8)                                                       --             --            --       (930,000)     (930,000)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000     $1,370,388      $341,693     $3,190,474    $4,905,555
============================================================================================================================

See Notes to Consolidated Financial Statements.

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IDS Life Insurance Company
--------------------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

IDS Life Insurance Company is a stock life insurance company organized under the laws of the State of Minnesota. IDS Life Insurance Company is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. IDS Life Insurance Company serves residents of the District of Columbia and all states except New York. IDS Life Insurance Company distributes its fixed and variable insurance and annuity products almost exclusively through the American Express Financial Advisors Inc. (AEFAI) retail sales force. IDS Life Insurance Company has four wholly owned life insurance company subsidiaries: IDS Life Insurance Company of New York, a New York stock life insurance company (IDS Life of New York); American Partners Life Insurance Company, an Arizona stock life insurance company (American Partners Life); American Enterprise Life Insurance Company, an Indiana stock life insurance company (American Enterprise Life); and American Centurion Life Assurance Company, a New York stock life insurance company (American Centurion
Life), that distribute their products through various distribution channels. IDS Life of New York serves New York State residents and distributes its fixed and variable insurance and annuity products exclusively through AEFAI's retail sales force. American Enterprise Life provides clients of financial institutions and regional and/or independent broker-dealers with American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life received a Certificate of Authority to transact business in the State of New Hampshire. American Centurion Life offers fixed and variable annuity contracts directly to American Express(R) Cardmembers and others in New York, as well as fixed and variable annuity contracts for sale through non-affiliated representatives and agents of third party distributors, in New York. American Partners Life offers fixed and variable annuity contracts directly to American Express(R) Cardmembers and others who reside in states other than New York. IDS Life Insurance Company also owns IDS REO 1, LLC and IDS REO 2, LLC which hold real estate investments. IDS Life Insurance Company and its six subsidiaries are referred to collectively as "IDS Life" in these Consolidated Financial Statements and notes thereto.

IDS Life's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. IDS Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, IDS Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index. IDS Life also offers variable annuities, including the American Express Retirement Advisor Advantage, Variable Annuity and the American Express Retirement Advisor Select(R) Variable Annuity. Life insurance products currently offered by IDS Life include universal life (fixed and variable, single life and joint life), single premium life and term products. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. IDS Life also markets disability income insurance. Although IDS Life discontinued issuance of long-term care insurance at the end of 2002, IDS Life retains risk on a large block of existing contracts, 50% of which are reinsured. In May 2003, IDS Life began outsourcing claims administration as well.

Under IDS Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include IDS Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of IDS Life, its wholly owned subsidiaries and certain variable interest entities. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U. S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as included in Note 7. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
6

IDS Life Insurance Company
--------------------------------------------------------------------------------

Principles of Consolidation

IDS Life consolidates all non-variable interest entities, as defined below, in which it holds a greater than 50 percent voting interest, except for immaterial seed money investments in mutual and hedge funds, which are accounted for as trading securities. Entities in which IDS Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments in subsidiaries are accounted for under the cost method unless IDS Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

IDS Life also consolidates all Variable Interest Entities (VIEs) for which it is considered to be the primary beneficiary pursuant to Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities," as revised (FIN 46). The determination as to whether an entity is a VIE is based on the amount and characteristics of the entity's equity. In general, FIN 46 requires a VIE to be consolidated when an enterprise has a variable interest for which it will absorb a majority of the VIE's expected losses or receive a majority of the VIE's expected residual return.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing a majority of the IDS Life's rated collateralized debt obligations (CDOs) described in Note 2.

Revenues

Premium revenues

Premium revenues include premiums on traditional life, disability income and long-term care products. Such premiums are recognized as revenue when due.

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, structured securities, mortgage loans on real estate, policy loans and trading securities and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder and policyholder charges

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance, administrative and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees, management and administration fees, which are generated directly and indirectly from IDS Life's separate account assets. IDS Life's management and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using specific identification, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

--------------------------------------------------------------------------------
7

IDS Life Insurance Company
--------------------------------------------------------------------------------

Balance Sheet
Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. IDS Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, IDS Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

IDS Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy loans

Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Trading securities and other investments

Included in trading securities and other investments are trading securities, syndicated loans and real estate. Trading securities primarily include hedge funds and mutual fund seed money investments. Trading securities are held at fair market value with changes in value recognized in the Consolidated Statements of Income within net investment income. Syndicated loans reflect amortized cost less reserves for losses and real estate is carried at its estimated fair value.

Cash and cash equivalents

IDS Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Restricted cash

As a result of the adoption of FIN 46 in 2003, IDS Life consolidated restricted cash held by secured loan trusts (SLTs) where such cash cannot be utilized for operations. See "Application of Recent Accounting Standards" below for a description of FIN 46.

Reinsurance

IDS Life reinsures a portion of the insurance risks associated with its life and long-term care (LTC) insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. IDS Life evaluates the financial condition of reinsurers to minimize exposure to significant losses from reinsurer insolvencies. IDS Life remains primarily liable as the direct insurer on all risks reinsured.

--------------------------------------------------------------------------------
8

IDS Life Insurance Company
--------------------------------------------------------------------------------

Generally, IDS Life reinsures 90% of the death benefit liability related to variable, universal and term life insurance product. IDS Life retains, and is at risk for only, 10% of each policy's death benefit from the first dollar of coverage. IDS Life began reinsuring risks at this level beginning in 2001 for term life insurance and 2002 for variable and universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. The maximum amount of life insurance risk retained by IDS Life is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies, IDS Life retained 50% of the risk and the remaining 50% of the risk was ceded to General Electric Capital Assurance Company. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Risk on term life and LTC policies is reinsured on a coinsurance basis.

IDS Life retains all risk for new claims on disability income contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. IDS Life also retains all accidental death benefit and waiver of premium risk.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and life and health insurance products. These costs are deferred to the extent they are recoverable from future profits. For annuity and insurance products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For IDS Life's annuity and insurance products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality and morbidity rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principal DAC assumptions, such as persistency, mortality and morbidity rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase of DAC amortization while a decrease in amortization percentage will result in a decrease in DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders and variable life insurance policyholders. IDS Life receives fund administrative fees, mortality and expense risk fees, minimum death benefit guarantee fees and cost of insurance charges from the related accounts. Before the fourth quarter of 2003, these fees included investment advisory fees for internally managed mutual funds. In the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Previous to this change, IDS Life received management fees directly from the proprietary funds and was party to an agreement with AEFC to compensate AEFC for the investment sub-advisory services AEFC provided these proprietary funds. IDS Life's administrative service fees will vary with the market values of these proprietary mutual funds. In addition to IDS Life's administrative service fees, IDS Life receives mortality and expense risk fees from the separate accounts based on the level of assets. In March 2004, a similar structure for the New York subsidiaries was approved by the New York Insurance Department effective as of February 1, 2004. Fees payable from AEFC to IDS Life include administrative service fees.

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IDS Life Insurance Company
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IDS Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, IDS Life guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums. IDS Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as the minimum premium payments are made.

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on the balance sheet at fair value as either assets or liabilities in IDS Life's Consolidated Balance Sheets. The fair value of IDS Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. IDS Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any.

Derivative financial instrument agreements introduce the possibility of counterparty credit risk. Counterparty credit risk is the risk that the counterparty will not fulfill the terms of the agreement. IDS Life attempts to minimize counterparty credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, monitoring credit ratings, and requiring collateral, where appropriate. A majority of IDS Life's counterparties are rated A or better by Moody's and Standard & Poor's.

Cash flow hedges

For derivative financial instruments that qualify as cash flow hedges, the effective portions of the gain or loss on the derivatives are recorded in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transactions impact earnings. The amount that is reclassified into earnings is presented in the income statement with the hedged instrument or transaction impact, generally, in net investment income. Any ineffective portion of the gain or loss is reported as a component of net investment income. If a hedge is de-designated or terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) is recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized into earnings immediately.

Derivative financial instruments that are entered into for hedging purposes are designated as such at the time that IDS Life enters into the contract. As required by SFAS 133, for all derivative financial instruments that are designated for hedging activities, IDS Life formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. IDS Life formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the cash flows of hedged items. If it is determined that a derivative is not highly effective as a hedge, IDS Life will discontinue the application of hedge accounting. See Note 11 Derivative financial instruments and hedging activities, which describes the types of cash flow hedges used by IDS Life.

Non-designated derivatives

IDS Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133. For derivative financial instruments that do not qualify for hedge accounting, or are not designated under SFAS 133 as hedges, changes in fair value are reported in current period earnings generally as a component of net investment income. See
Note 11 Derivative financial instruments and hedging activities, which describes the types of economic hedges used by IDS Life.

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Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by IDS Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up
(GGU) benefits. In addition, IDS Life offers contracts containing guaranteed minimum income benefit (GMIB) and guaranteed minimum withdrawal benefits (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and income benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See Application of Recent Accounting Standards section below for further discussion on SOP 03-1.

Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options. Liabilities for equity indexed deferred annuities issued before 1999 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Life and health policies

Liabilities for life insurance claims that have been reported but have not yet been paid (unpaid claim liabilities) are equal to the death benefits payable under the policies. For disability income and long-term care claims, unpaid claim liabilities are equal to benefit amounts due and accrued including the expense of reviewing claims and making benefit payment determinations. Liabilities for claims that have occurred but have not been reported are estimated based on periodic analysis of the actual lag between when a claim occurs and when it is reported. Where applicable, amounts recoverable from other insurers who share in the risk of the products offered (reinsurers) are separately recorded as receivables.

Liabilities for fixed and variable universal life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

Liabilities for future benefits on term and whole life insurance are based on the net level premium method, using anticipated premium payments, mortality rates, policy persistency and interest rates earned on the assets supporting the liability. Anticipated mortality rates are based on established industry mortality tables, with modifications based on Company experience. Anticipated policy premium payments and persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates range from 4% to 10% at December 31, 2004, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are the amounts needed to meet obligations for future claims and are based on the net level premium method, using anticipated premium payments and morbidity, mortality, policy persistency and discount rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated discount rates for disability income policy reserves at December 31, 2004 are 7.5% at policy issue and grade to 5% over 5 years. Anticipated discount rates for long-term care policy reserves at December 31, 2004 are currently 5.9% grading up to 8.9% over 30 years.

Claim reserves are the amounts needed to meet obligations for continuing claim payments on already incurred claims. Claim reserves are calculated based on claim continuance tables which estimate the likelihood that an individual will continue to be eligible for benefits and anticipated interest rates earned on assets supporting the reserves. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 3% to 8% at December 31, 2004, with an average rate of approximately 5.2% at December 31, 2004. IDS Life issues only non-participating life insurance policies, which do not pay dividends to policyholders from the insurers' earnings.

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Income Taxes

IDS Life's taxable income is included in the consolidated federal income tax return of American Express Company. IDS Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on IDS Life's consolidated financial condition or results of operations. See Note 5 and below for further discussion of SOP 03-1.

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced the first quarter 2004 results by $70.6 million ($108.6 million pretax). The cumulative effect of accounting change consisted of: (i) $42.9 million pretax from establishing additional liabilities for certain variable annuity guaranteed benefits ($32.8 million) and from considering these liabilities in valuing DAC and deferred sales inducement costs associated with those contracts ($10.1 million) and (ii) $65.7 million pretax from establishing additional liabilities for certain variable universal life and single pay universal life insurance contracts under which contractual cost of insurance charges are expected to be less than future death benefits ($92 million) and from considering these liabilities in valuing DAC associated with those contracts ($26.3 million offset). Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 to establish and maintain additional liabilities for certain variable annuity guaranteed benefits amounted to $52.5 million (of which $32.8 million was part of the adoption charge discussed earlier) as compared to amounts expensed in 2003 and 2002 of $31.5 million and $37.4 million, respectively. IDS Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement. See Note 5 for a further discussion regarding SOP 03-1.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on IDS Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on the IDS Life's financial statements.

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IDS Life Insurance Company
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In January 2003, the FASB issued FIN 46 as revised, which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. The variable interest entities primarily impacted by FIN 46, which IDS Life consolidated as of December 31, 2003, relate to three securitized loan trusts (SLTs), which are managed by an affiliate and partially owned by IDS Life. The consolidation of the three SLTs partially owned by IDS Life and managed by an affiliate, resulted in a cumulative effect of accounting change that increased 2003 net income through a non-cash gain of $44.5 million ($68.4 million pretax). See Note 3 for further discussion of consolidated variable interest entities.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). IDS Life complied with the disclosure provisions of this rule in Note 2 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporarily impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than-temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. IDS Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

2. INVESTMENTS

Available for sale investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross           Gross
                                                                                     Unrealized      Unrealized       Fair
(Thousands)                                                              Cost           Gains           Losses       Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                         $13,718,138      $531,970      $ (36,990)  $14,213,118
   Mortgage and other asset-backed securities                          9,383,868       143,102        (30,487)    9,496,483
   Foreign corporate bonds and obligations                             3,185,592       139,821        (14,178)    3,311,235
   Structured investments(a)                                             563,899            --        (33,230)      530,669
   U.S. Government and agencies obligations                              330,540        15,181           (513)      345,208
   State and municipal obligations                                       114,161         3,493         (2,569)      115,085
   Foreign government bonds and obligations                              104,442        15,507           (552)      119,397
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                27,400,640       849,074       (118,519)   28,131,195
Preferred and common stocks                                               30,019         1,237             --        31,256
----------------------------------------------------------------------------------------------------------------------------
   Total                                                             $27,430,659      $850,311      $(118,519)  $28,162,451
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross           Gross
                                                                                     Unrealized      Unrealized       Fair
(Thousands)                                                              Cost           Gains           Losses       Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                         $12,716,966      $567,940      $ (63,059)  $13,221,847
   Mortgage and other asset-backed securities                         10,187,423       166,679        (54,535)   10,299,567
   Foreign corporate bonds and obligations                             2,666,626       126,187        (24,923)    2,767,890
   Structured investments(a)                                             593,094         1,784        (47,767)      547,111
   U.S. Government and agencies obligations                              235,994        13,848            (20)      249,822
   State and municipal obligations                                       114,158         3,711         (3,100)      114,769
   Foreign government bonds and obligations                               82,448        10,728           (617)       92,559
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                26,596,709       890,877       (194,021)   27,293,565
Preferred and common stocks                                               30,019         1,027             --        31,046
----------------------------------------------------------------------------------------------------------------------------
   Total                                                             $26,626,728      $891,904      $(194,021)  $27,324,611
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

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The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                               Less than 12 months       12 months or more             Total
----------------------------------------------------------------------------------------------------------------------------
                                                          Fair    Unrealized      Fair    Unrealized      Fair    Unrealized
Description of securities:                               Value      Losses       Value      Losses       Value      Losses
----------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                             $2,410,156  $(20,461)    $  645,898  $(16,529)   $3,056,054 $ (36,990)
Mortgage and other asset-backed securities             2,560,175   (17,686)       550,728   (12,801)    3,110,903   (30,487)
Foreign corporate bonds                                  641,928    (6,571)       373,312    (7,607)    1,015,240   (14,178)
Structured investments                                        --        --        526,190   (33,230)      526,190   (33,230)
U.S. Government and agencies obligations                 159,904      (498)           533       (15)      160,437      (513)
State and municipal obligations                               --        --         62,454    (2,569)       62,454    (2,569)
Foreign government bonds and obligations                   1,002       (33)         9,008      (519)       10,010      (552)
----------------------------------------------------------------------------------------------------------------------------
Total                                                 $5,773,165  $(45,249)    $2,168,123  $(73,270)   $7,941,288 $(118,519)
----------------------------------------------------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, IDS Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
------------------------------------------------------------------------------------------------------------------------------
95% - 100%                319      $5,773      $(45)           87     $1,619       $(38)         406       $7,392     $ (83)
90% - 95%                  --          --        --             6        545        (34)           6          545       (34)
80% - 90%                  --          --        --             1          4         (1)           1            4        (1)
Less than 80%               1          --        --             1         --         --            2           --        --
------------------------------------------------------------------------------------------------------------------------------
Total                     320      $5,773      $(45)           95     $2,168       $(73)         415       $7,941     $(118)
------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which has $33.2 million of the $34.3 million in unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 90-95% category. With regard to this security, IDS Life estimates future cash flows through maturity
(2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of IDS Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which IDS Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

IDS Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding IDS Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, IDS Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

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The following is a distribution of investments classified as Available-for-Sale by maturity as of December 31, 2004:

                                                                                                   Amortized       Fair
(Thousands)                                                                                           Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                 $   569,953   $   582,432
Due after 1 through 5 years                                                                         3,786,395     3,930,575
Due after 5 through 10 years                                                                       11,597,234    11,997,347
Due after 10 years                                                                                  1,499,291     1,593,689
----------------------------------------------------------------------------------------------------------------------------
                                                                                                   17,452,873    18,104,043
Mortgage and other asset-backed securities                                                          9,383,868     9,496,483
Structured investments                                                                                563,899       530,669
Preferred and common stocks                                                                            30,019        31,256
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                             $27,430,659   $28,162,451
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 87 and 86 percent of IDS Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $1.0 billion and $1.6 billion of securities at December 31, 2004 and 2003, which are rated by IDS Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        37%           41%
AA                                                                                                          3             2
A                                                                                                          22            21
BBB                                                                                                        30            27
Below investment grade                                                                                      8             9
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 61 and 91 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                               $1,603,285    $12,232,235   $10,093,228
Maturities, sinking fund payments and calls                                         $1,931,070    $ 4,152,088   $ 3,078,509
Purchases                                                                           $4,392,522    $20,527,995   $16,287,891
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                       $ 48,412      $ 255,348     $ 297,576
Gross realized losses from sales                                                      $(17,524)     $(135,465)    $(137,384)
Other-than-temporary impairments                                                      $   (131)     $(102,614)    $(144,064)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, IDS Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. IDS Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 IDS Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $675.3 million, into a securitization trust. In return, IDS Life received $89.5 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $585.8 million. As of December 31, 2004, the retained interests had a carrying value of $526.2 million, of which $389.9 million is considered investment grade, and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $16.9 million and $16.3 million, respectively, were on deposit with various states as required by law.

--------------------------------------------------------------------------------
15

IDS Life Insurance Company
--------------------------------------------------------------------------------

Mortgage loans on real estate and syndicated loans

Mortgage loans are first mortgages on real estate. IDS Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

Syndicated loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

The following is a summary of mortgage loans on real estate and syndicated loans at December 31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                      $2,968,889    $3,227,217
Mortgage loans on real estate reserves                                                                (45,347)      (47,197)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                 $2,923,542    $3,180,020
----------------------------------------------------------------------------------------------------------------------------

Syndicated loans                                                                                   $  139,295    $  140,792
Syndicated loans reserves                                                                              (3,500)       (3,000)
----------------------------------------------------------------------------------------------------------------------------
Net syndicated loans                                                                               $  135,795    $  137,792
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, IDS Life's recorded investment in impaired mortgage loans on real estate was $11.3 million and $11.1 million, with a reserve of $4.0 million and $2.9 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $8.3 million and $26.0 million, respectively. IDS Life recognized $0.6 million, $0.8 million and $1.1 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                    $ 47,197        $44,312       $28,173
Provision for mortgage loan losses                                                       9,500         11,687        23,514
Foreclosures, write-offs and other                                                     (11,350)        (8,802)       (7,375)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                  $ 45,347        $47,197       $44,312
----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                            December 31, 2004            December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                             On Balance     Funding        On Balance    Funding
 Region                                                                    Sheet     Commitments         Sheet    Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                      $  509,752     $ 1,400        $  578,855    $ 6,575
West North Central                                                         433,298      14,550           490,119      8,115
South Atlantic                                                             588,764      24,115           662,121      1,350
Middle Atlantic                                                            270,509       2,600           294,333      4,800
New England                                                                198,297       6,515           197,338     11,474
Pacific                                                                    332,764      13,700           342,214     13,900
West South Central                                                         191,410          --           191,886      8,800
East South Central                                                          72,294       9,625            71,566        800
Mountain                                                                   371,801      20,025           398,785      2,700
-----------------------------------------------------------------------------------------------------------------------------
                                                                         2,968,889      92,530         3,227,217     58,514
Less reserves for losses                                                   (45,347)         --           (47,197)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                $2,923,542     $92,530        $3,180,020    $58,514
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

IDS Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                             December 31, 2004          December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                             On Balance     Funding        On Balance    Funding
Property type                                                              Sheet     Commitments         Sheet    Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                $  734,590     $40,075       $  868,079    $18,444
Apartments                                                                 505,632      24,875          560,753     21,600
Office buildings                                                         1,087,700       5,840        1,136,034     10,805
Industrial buildings                                                       373,767      15,615          355,497      4,265
Hotels/motels                                                              109,408          --          111,230      1,000
Medical buildings                                                           46,960          --           70,934         --
Nursing/retirement homes                                                     9,875          --           27,253         --
Mixed use                                                                   62,424       4,200           60,124         --
Other                                                                       38,533       1,925           37,313      2,400
-----------------------------------------------------------------------------------------------------------------------------
                                                                         2,968,889      92,530        3,227,217     58,514
Less reserves for losses                                                   (45,347)         --          (47,197)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                $2,923,542     $92,530       $3,180,020    $58,514
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                         $ 1,450,919     $1,423,560    $1,331,547
Income on mortgage loans on real estate                                                221,022        247,001       274,524
Trading securities and other investments                                               138,468         63,983       (14,906)
----------------------------------------------------------------------------------------------------------------------------
                                                                                     1,810,409      1,734,544     1,591,165
Less investment expenses                                                                32,963         29,359        28,573
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                            $1,777,446     $1,705,185    $1,562,592
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004            2003         2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $30,757       $ 17,269      $ 16,128
Mortgage loans on real estate                                                           (3,048)       (10,865)      (20,552)
Other investments                                                                         (417)        (1,959)         (819)
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $27,292       $  4,445      $ (5,243)
----------------------------------------------------------------------------------------------------------------------------

3.VARIABLE INTEREST ENTITIES

The variable interest entities for which IDS Life is considered the primary beneficiary and which were consolidated beginning December 31, 2003, relate to SLTs which are partially owned by IDS Life and managed by an affiliate. The SLTs consolidated as a result of FIN 46 provide returns to investors primarily based on the performance of an underlying portfolio of high-yield loans which are managed by an affiliate. One of the SLTs originally consolidated was liquidated in 2004 and the remaining two SLTs are in the process of being liquidated as of December 31, 2004. The 2004 results of operations (reported in net investment income) include a $24 million pretax, non-cash charge related to the complete liquidation of one SLT, and a $4 million pretax, non-cash charge related to the expected impact of liquidating the two remaining SLTs. However, further adjustments to that amount could occur based on market movements and execution of the liquidation process. To the extent further adjustments are included in the liquidation of the SLT portfolios, the Company's maximum cumulative exposure to losses was $462 million at December 31, 2004. The following table presents the consolidated assets, essentially all of which are restricted, and other balances related to these entities at December 31:

(Millions)                                                                                               2004          2003
----------------------------------------------------------------------------------------------------------------------------
Restricted cash                                                                                          $536          $834
Derivative financial instruments (a)                                                                       43            73
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                             $579          $907
Total liabilities                                                                                         117           166
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                               $462          $741
----------------------------------------------------------------------------------------------------------------------------

(a) Represents the estimated fair market value of the total return swap derivatives related to the consolidated SLTs which have a notional amount of $1.8 billion and $3.2 billion as of December 31, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
17

IDS Life Insurance Company
--------------------------------------------------------------------------------

IDS Life has other significant variable interests for which it is not considered the primary beneficiary and, therefore, does not consolidate. These interests are represented by a carrying value of $4.5 million of CDO residual tranches managed by an affiliate where the Company is not the primary beneficiary. IDS Life's maximum exposure to loss as a result of its investment in CDO residual tranches is represented by the carrying values. FIN 46 does not impact the accounting for QSPEs as defined by SFAS No. 140, such as the CDO-related securitization trust established in 2001.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                 $3,336,208     $3,077,994    $2,924,187
SOP 03-1 adoption impact                                                                19,600             --            --
Capitalization of expenses                                                             534,069        516,928       549,787
Amortization                                                                          (260,778)      (264,308)     (320,629)
Change in unrealized investment gains and losses                                         8,857          5,594       (75,351)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                               $3,637,956     $3,336,208    $3,077,994
----------------------------------------------------------------------------------------------------------------------------

5. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by IDS Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up
(GGU) benefits. In addition, IDS Life offers contracts containing guaranteed minimum income benefit (GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. IDS Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. IDS Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The majority of the GMDB contracts provide for six year reset contract values. In determining the additional liabilities for variable annuity death benefits and GMIB, IDS Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

--------------------------------------------------------------------------------
18

IDS Life Insurance Company
--------------------------------------------------------------------------------

The following provides summary information related to variable annuity contracts for which IDS Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium   Total Contract Value                           $ 3,241.6    $ 3,162.4
                                                      Contract Value in Separate Accounts            $ 1,727.4    $ 1,600.7
                                                      Net Amount at Risk*                            $   110.9    $    28.0
                                                      Weighted Average Attained Age                         62           62
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Six Year Reset      Total Contract Value                           $27,453.2    $24,570.6
                                                      Contract Value in Separate Accounts            $22,787.1    $20,316.1
                                                      Net Amount at Risk*                            $ 1,267.2    $ 2,077.5
                                                      Weighted Average Attained Age                         60           60
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet    Total Contract Value                           $ 4,039.4    $ 2,827.5
                                                      Contract Value in Separate Accounts            $ 3,078.5    $ 1,886.3
                                                      Net Amount at Risk*                            $    55.6    $    84.7
                                                      Weighted Average Attained Age                         61           60
----------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                             Total Contract Value                           $   494.7    $   251.8
                                                      Contract Value in Separate Accounts            $   397.7    $   174.8
                                                      Net Amount at Risk*                            $    11.7    $    20.8
                                                      Weighted Average Attained Age                         66           63
----------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                      Total Contract Value                           $   450.1    $   276.4
                                                      Contract Value in Separate Accounts            $   363.8    $   193.1
                                                      Net Amount at Risk*                            $    18.2    $     5.8
                                                      Weighted Average Attained Age                         64           61
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                   Total Contract Value                           $   603.3    $   357.8
                                                      Contract Value in Separate Accounts            $   517.6    $   268.3
                                                      Net Amount at Risk*                            $    11.9    $    23.0
                                                      Weighted Average Attained Age                         59           59
----------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

----------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                          GMDB & GGU       GMIB
----------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                  Liability balance at January 1                     $30.6         $2.2
                                                      Reported claims                                    $19.6         $ --
                                                      Liability balance at December 31                   $29.9         $3.0
                                                      Incurred claims (reported + change in liability)   $18.9         $0.8
----------------------------------------------------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income. Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. IDS Life capitalized $70.9 million and $71.8 million for the years ended December 31, 2004 and 2003, respectively. IDS Life amortized $33.8 million and $23.9 million for the years ended December 31, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
19

IDS Life Insurance Company
--------------------------------------------------------------------------------

6. INCOME TAXES

IDS Life qualifies as a life insurance company for federal income tax purposes. As such, IDS Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $159,783       $ 91,862      $(30,647)
   Deferred                                                                             70,574        (30,714)      116,995
----------------------------------------------------------------------------------------------------------------------------
                                                                                       230,357         61,148        86,348
State income taxes-current                                                              (4,180)         5,797         1,478
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change                                         $226,177       $ 66,945      $ 87,826
============================================================================================================================

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to IDS Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                      2004                    2003                    2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                     $277,334      35.0%     $201,089      35.0%     $164,502      35.0%
Changes in taxes resulting from:
   Tax-exempt interest and dividend income               (45,199)     (5.7)      (61,070)    (10.6)       (5,260)     (1.1)
   State income taxes, net of federal benefit             (2,717)     (0.4)        3,768       0.7           961       0.2
   Affordable housing credits                                 --        --       (73,500)    (12.8)      (70,000)    (14.9)
   All other                                              (3,241)     (0.4)       (3,342)     (0.6)       (2,377)     (0.5)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change           $226,177      28.5%     $ 66,945      11.7%     $ 87,826      18.7%
============================================================================================================================

A portion of IDS Life's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2004, IDS Life had a policyholders' surplus account balance of $20.1 million. The American Jobs Creation Act of 2004 which was enacted on October 22, 2004 provided a two-year suspension of the tax on policyholders' surplus account distributions. IDS Life is evaluating making distributions which will not be subject to tax under the two-year suspension. Previously the policyholders' surplus account was only taxable if dividends to shareholders exceed the shareholders' surplus account and/or IDS Life is liquidated. Deferred taxes of $7 million had not been established because no distributions of such amounts were contemplated.

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of IDS Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                 $1,035,300    $  798,508
   Other investments                                                                                  139,066       300,888
   Other                                                                                               55,556        30,376
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                               1,229,922     1,129,772
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                1,116,235     1,004,942
   Deferred taxes related to net unrealized securities gains                                          183,988       218,322
   Other                                                                                               70,901        46,322
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                               1,371,124     1,269,586
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                         $  141,202    $  139,814
----------------------------------------------------------------------------------------------------------------------------

IDS Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that IDS Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
20

IDS Life Insurance Company
--------------------------------------------------------------------------------

7. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to AEFC are limited to IDS Life Insurance Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. IDS Life Insurance Company's statutory unassigned surplus aggregated $909.7 million and $1.4 billion as of December 31, 2004 and 2003, respectively. In addition, any dividend or distribution paid prior to December 20, 2005 (one year after IDS Life Insurance Company's most recent dividend payment) would require pre-notification to the Commissioner of Commerce of the State of Minnesota, who has the authority to disapprove and prevent payment thereof. From December 20, 2005 to December 31, 2005, dividends or distributions in excess of $358.6 million would be subject to this same pre-notification and potential disapproval.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income                                                                $  379,950     $  432,063    $  159,794
Statutory capital and surplus                                                        2,276,724      2,804,593     2,408,379

8. RELATED PARTY TRANSACTIONS

IDS Life loans funds to AEFC under a collateral loan agreement. There was no balance on the loan at December 31, 2004 and 2003. This loan can be increased to a maximum of $75 million and pays interest at a rate equal to the preceding month's effective new money rate for IDS Life's permanent investments.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by IDS Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, AEFC receives management fees from these funds. IDS Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services IDS Life provides. For the years ended December 31, 2004 and 2003 IDS Life received under this arrangement, $81.5 million and $14.1 million, respectively.

IDS Life participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. IDS Life's share of the total net periodic pension cost was $0.5 million in 2004, and $0.3 million in 2003 and 2002.

IDS Life also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2004, 2003 and 2002 were $2.4 million, $2.2 million, and $1.4 million, respectively.

IDS Life participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2004, 2003 and 2002 was $0.5 million, $2.1 million, and $1.8 million, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $600.6 million, $549.2 million, and $526.1 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to IDS Life may not be reflective of expenses that would have been incurred by IDS Life on a stand-alone basis.

On December 29, 2003, IDS Life contributed substantially all of its interests in low income housing investments, net of related payables and deferred tax assets, to its wholly owned subsidiary, American Express Corporation (AEC). These investments had a carrying value of $308.6 million and $381.5 million at December 29, 2003 and December 31, 2002, respectively. The amount of the contribution to AEC was $272 million. AEC had a carrying value of approximately $10 million prior to receiving this contribution.

On December 30, 2003, IDS Life distributed via dividend all of its interest in AEC to AEFC. This distribution was considered extraordinary, as defined in Minnesota holding company statutes. On December 30, 2003, IDS Life received a contribution of cash of approximately $282 million, equal to the amount of the distribution of AEC.

During the second and fourth quarter of 2004, IDS Life approved and paid dividends to AEFC of $430 million and $500 million, respectively. IDS Life expects to continue to maintain adequate capital to meet internal and external Risk-Based Capital requirements.

Included in other liabilities at December 31, 2004 and 2003 are $30.1 million and $64.4 million, respectively, payable to AEFC for federal income taxes.

--------------------------------------------------------------------------------
21

IDS Life Insurance Company
--------------------------------------------------------------------------------

9. LINES OF CREDIT

IDS Life has available lines of credit with AEFC aggregating $295 million ($195 million committed and $100 million uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

10. REINSURANCE

At December 31, 2004, 2003 and 2002, traditional life and universal life insurance in force aggregated $147.5 billion, $131.1 billion and $119.2 billion, respectively, of which $70.9 billion, $53.8 billion, and $38.0 billion, was reinsured at the respective year ends. IDS Life also reinsures a portion of the risks assumed under long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $159.6 million, $144.7 million and $129.3 million and reinsurance recovered from reinsurers amounted to $73.3 million, $60.3 million and $60.6 million, for the years ended December 31, 2004, 2003 and 2002, respectively. Reinsurance contracts do not relieve IDS Life from its primary obligation to policyholders. Life insurance inforce was reported on a statutory basis.

11. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative financial instruments enable the end users to manage exposure to various credit or market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity, and interest rate indices or prices. IDS Life enters into various derivative financial instruments as part of its ongoing risk management activities. The following summarizes IDS Life's use of derivative financial instruments.

Cash flow hedges

IDS Life uses interest rate products, primarily interest rate swaptions to hedge the risk of increasing interest rates on forecasted fixed annuity sales. During 2004, 2003 and 2002, no amounts were reclassified into earnings from accumulated other comprehensive income. Additionally, IDS Life does not expect to reclassify any material amounts from accumulated other comprehensive income to earnings during the next twelve months. Currently, the longest period of time over which the Company is hedging exposure to the variability in future cash flows is 14 years and relates to forecasted fixed annuity sales. For the years ended December 31, 2004, 2003 and 2002, there were no gains or losses on derivative transactions or portions thereof that were ineffective as hedges or excluded from the assessment of hedge effectiveness.

Non-designated derivatives

IDS Life has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133. Certain of IDS Life's annuity products have returns tied to the performance of equity markets. These elements are considered derivatives under SFAS 133. IDS Life manages this equity market risk by entering into options and futures with offsetting characteristics.

Derivative financial instruments used to economically hedge IDS Life's exposure to annuity products include the use of purchased and written index options, as well as futures contracts. A purchased (written) option conveys the right (obligation) to buy or sell an instrument at a fixed price for a set period of time or on a specific date. IDS Life writes and purchases index options to manage the risks related to annuity products that pay interest based upon the relative change in a major stock market index between the beginning and end of the product's term (equity-indexed annuities). IDS Life views this strategy as a prudent management of equity market sensitivity, such that earnings are not exposed to undue risk presented by changes in equity market levels. The purchased and written options are carried at fair value on the balance sheet and included in other assets and other liabilities, respectively. The purchased and written options expire on various dates through 2009. IDS Life purchases futures to hedge its obligations under equity indexed annuities. The futures purchased are marked-to-market daily and exchange traded, exposing IDS Life to no counterparty risk.

Embedded Derivatives

IDS Life's equity indexed annuities contain embedded derivatives, essentially the equity based return of the product, which must be separated from the host contract and accounted for as derivative instruments per SFAS 133. IDS Life managed this equity market risk by entering into options and futures with offsetting characteristics. As a result of fluctuations in equity markets and the corresponding changes in value of the embedded derivatives, the amount of interest credited incurred by IDS Life related to the annuity product positively or negatively impact reported earnings. The changes in fair value of the options are recognized in net investment income and the embedded derivatives are recognized in interest credited on universal life-type insurance and investment contracts. The fair value of the embedded options are recognized on the balance sheet in future policy benefits for fixed annuities. The total fair value of these instruments were $341.2 million and $304.2 million at December 31, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
22

IDS Life Insurance Company
--------------------------------------------------------------------------------

12. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of IDS Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                 2004                        2003
----------------------------------------------------------------------------------------------------------------------------
                                                                        Carrying       Fair          Carrying      Fair
(Thousands)                                                               Value       Value            Value      Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale, policy loans, trading securities and
   other investments                                                    $29,553,121   $29,553,121    $28,711,183  $28,711,183
Mortgage loans on real estate, net                                      $ 2,923,542   $ 3,149,986    $ 3,180,020  $ 3,477,868
Separate account assets                                                 $32,454,032   $32,454,032    $27,774,319  $27,774,319
Other financial assets                                                  $ 1,338,006   $ 1,342,639    $ 1,907,487  $ 1,910,874

Financial Liabilities
Fixed annuities                                                         $25,469,069   $24,759,962    $24,873,303  $24,113,440
Separate account liabilities                                            $28,284,118   $27,164,063    $24,281,415  $23,320,423
Other financial liabilities                                             $   600,027   $   600,027    $   637,151  $   637,151
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial assets

Generally, investments are carried at fair value on the Consolidated Balance Sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

For variable rate loans that reprice within a year where there has been no significant change in counterparties' creditworthiness, fair values approximate carrying value.

The fair values of all other loans (including mortgage loans on real estate and leveraged investment loans), except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the Consolidated Balance Sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $1.5 billion and $1.4 billion at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $4.2 billion and $3.5 billion at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

--------------------------------------------------------------------------------
23

IDS Life Insurance Company
--------------------------------------------------------------------------------

13. COMMITMENTS AND CONTINGENCIES

At December 31, 2004 and 2003, IDS Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales of B shares. IDS Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

IDS Life and its subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines IDS Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examination of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on IDS Life's consolidated financial position as a result of these audits.

14. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of American Express Company's AEFC unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed IDS Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed IDS Life's financial strength rating at "Aa3" and Fitch lowered IDS Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC. In connection with the spin-off, American Express Company intends to provide additional capital to IDS Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
24

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts............................p. 3
Rating Agencies........................................p. 4
Principal Underwriter..................................p. 4
Independent Registered Public Accounting Firm..........p. 4
Financial Statements


--------------------------------------------------------------------------------
59   IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

(logo)
AMERICAN
 EXPRESS
(R)


IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 862-7919


S-6156 R (4/05)

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                        IDS LIFE EMPLOYEE BENEFIT ANNUITY

                            IDS LIFE FLEXIBLE ANNUITY

                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

        IDS LIFE VARIABLE RETIREMENT AND COMBINATION RETIREMENT ANNUITIES

     IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ


                                 APRIL 29, 2005


IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ, and TZ are separate accounts established and maintained by IDS Life Insurance Company (IDS
Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919

TABLE OF CONTENTS

Calculating Annuity Payouts                              p. 3

Rating Agencies                                          p. 4

Principal Underwriter                                    p. 4


Independent Registered Public Accounting Firm            p. 4


Financial Statements


CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life. IDS Life issues the variable annuity contract.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life.


--------------------------------------------------------------------------------
2  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

CALCULATING ANNUITY PAYOUTS

THE VARIABLE ACCOUNTS

For Employee Benefit Annuity, Flexible Annuity, Variable Retirement and Combination Retirement Annuities, we do the following calculations separately for each of the variable accounts. The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payment, we:

o determine the dollar value of your contract or certificate on the valuation date and deduct any applicable premium tax; then

o apply the result to the annuity table contained in the contract or certificate, or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of your variable account to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the retirement date. The number of units in your variable account is fixed. The value of the units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

o  the annuity unit value on the valuation date by;

o  the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for each variable account. To calculate later values we multiply the last annuity value by the product of:

o  the net investment factor; and

o  the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

NET INVESTMENT FACTOR: We determine the net investment factor by:

o adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable account.

THE FIXED ACCOUNT

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

o take the value of your fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then

o using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract or certificate.

--------------------------------------------------------------------------------
3  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the variable accounts. This information generally does not relate to the management or performance of the variable accounts.


For detailed information on the agency ratings given to IDS Life, refer to the American Express website at (americanexpress.com/advisors) or contact your sales representative. Or view our current ratings by visiting the agency websites directly at:


A.M. Best                                                        www.ambest.com
Fitch                                                      www.fitchratings.com
Moody's                                                www.moodys.com/insurance

A.M. Best -- Rates insurance companies for their financial strength.


Fitch -- Rates insurance companies for their claims-paying ability.


Moody's -- Rates insurance companies for their financial strength.

PRINCIPAL UNDERWRITER


IDS Life serves as principal underwriter for the contract, which it offers on a continuous basis. IDS Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Our sales representatives are licensed insurance and annuity agents and are registered with the NASD as our representatives. IDS Life is ultimately controlled by American Express Company. IDS Life currently pays underwriting commissions for its role as principal underwriter. For the past three years, the aggregate dollar amount of underwriting commissions paid in its role as principal underwriter has been: 2004: $57,026,951; 2003: $39,181,124; and 2002:
$37,418,102. IDS Life retains no underwriting commission from the sale of the contract.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements appearing in this SAI have been audited by Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402, independent registered public accounting firm, as stated in their report appearing herein.



--------------------------------------------------------------------------------
4  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY

We have audited the accompanying individual statements of assets and liabilities of IDS Life Accounts H, G, PZ, RZ, KZ, QZ, LZ, F, N, MZ, JZ, IZ, SZ and TZ as of December 31, 2004, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of IDS Life Accounts H, G, PZ, RZ, KZ, QZ, LZ, F, N, MZ, JZ, IZ, SZ and TZ's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of IDS Life Accounts H, G, PZ, RZ, KZ, QZ, LZ, F, N, MZ, JZ, IZ, SZ and TZ's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of IDS Life Accounts H, G, PZ, RZ, KZ, QZ, LZ, F, N, MZ, JZ, IZ, SZ and TZ at December 31, 2004, and the individual results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles .

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota

March 31, 2005

--------------------------------------------------------------------------------
5  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF ASSETS AND LIABILITIES
                                                                                     SEGREGATED ASSET ACCOUNTS
                                                             ---------------------------------------------------------------------
DECEMBER 31, 2004                                                   H            G             PZ             RZ           KZ
ASSETS
Investments, at value(1),(2)                                 $85,010,955    $607,911,746  $285,655,157  $135,025,080   $69,112,092
Dividends receivable                                             108,192       2,307,997            --            --       198,246
Accounts receivable from IDS Life for contract purchase
   payments                                                      118,504              --       148,585            --        41,994
Receivable for share redemptions                                      --              --            --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                  85,237,651     610,219,743   285,803,742   135,025,080    69,352,332
==================================================================================================================================

LIABILITIES
Payable to IDS Life for:
   Mortality and expense risk fee                                 72,681         520,993       237,941       114,193        58,569
   Contract terminations                                              --         318,237            --        98,309            --
Payable for investments purchased                                     --              --            --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 72,681         839,230       237,941       212,502        58,569
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period     84,661,926     602,886,576   283,934,012   133,928,126    68,776,632
Net assets applicable to contracts in payment period             503,044       6,493,937     1,631,789       884,452       517,131
----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                             $85,164,970    $609,380,513  $285,565,801  $134,812,578   $69,293,763
==================================================================================================================================
(1) Investment shares                                         85,041,471      57,100,073    22,044,112    11,522,495     5,944,767
(2) Investments, at cost                                     $85,010,955    $632,368,088  $224,062,812  $111,125,064   $60,952,434
----------------------------------------------------------------------------------------------------------------------------------

                                                                                       SEGREGATED ASSET ACCOUNTS

DECEMBER 31, 2004 (CONTINUED)                                     QZ           LZ             F               N              MZ
ASSETS
Investments, at value(1),(2)                                 $25,503,643  $169,797,823  $1,495,757,512  $1,648,114,387  $980,646,212
Dividends receivable                                                  --       912,815              --              --            --
Accounts receivable from IDS Life for contract purchase
   payments                                                           --            --              --              --            --
Receivable for share redemptions                                      --            --              --              --            --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                  25,503,643   170,710,638   1,495,757,512   1,648,114,387   980,646,212

LIABILITIES
Payable to IDS Life for:
   Mortality and expense risk fee                                 21,651       145,669       1,276,585       1,406,474       841,420
   Contract terminations                                          14,602        63,060       1,079,941         558,192       992,789
Payable for investments purchased                                     --            --              --              --            --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 36,253       208,729       2,356,526       1,964,666     1,834,209
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period     25,240,951   168,488,605   1,482,149,198   1,628,011,192   964,563,070
Net assets applicable to contracts in payment period             226,439     2,013,304      11,251,788      18,138,529    14,248,933
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                             $25,467,390  $170,501,909  $1,493,400,986  $1,646,149,721  $978,812,003
====================================================================================================================================
(1) Investment shares                                          4,052,095    24,861,920      71,440,165     109,215,731    62,575,376
(2) Investments, at cost                                     $22,063,371  $163,966,983  $1,725,766,791  $1,608,305,971  $897,968,820
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
6  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF ASSETS AND LIABILITIES
                                                                                SEGREGATED ASSET ACCOUNTS
                                                              ---------------------------------------------------------
DECEMBER 31, 2004 (CONTINUED)                                      JZ               IZ            SZ            TZ
ASSETS
Investments, at value(1),(2)                                  $569,092,529    $590,195,067  $149,325,393  $104,646,291
Dividends receivable                                                    --              --            --            --
Accounts receivable from IDS Life for contract purchase
   payments                                                             --              --        77,556        21,282
Receivable for share redemptions                                        --              --       127,932        90,355
-----------------------------------------------------------------------------------------------------------------------
Total assets                                                   569,092,529     590,195,067   149,530,881   104,757,928
=======================================================================================================================

LIABILITIES
Payable to IDS Life for:
   Mortality and expense risk fee                                  487,319         500,361       127,932        90,355
   Contract terminations                                           482,419         225,708            --            --
Payable for investments purchased                                       --              --        77,556        21,282
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                  969,738         726,069       205,488       111,637
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period      563,759,934     585,633,869   148,090,510   104,351,498
Net assets applicable to contracts in payment period             4,362,857       3,835,129     1,234,883       294,793
-----------------------------------------------------------------------------------------------------------------------
Total net assets                                              $568,122,791    $589,468,998  $149,325,393  $104,646,291
=======================================================================================================================
(1) Investment shares                                           71,126,267      61,206,896     6,255,777    13,330,738
(2) Investments, at cost                                      $910,441,207    $606,866,464  $132,817,968  $ 89,146,653
-----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
7  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF OPERATIONS
                                                                                       SEGREGATED ASSET ACCOUNTS
                                                              ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004                                        H               G            PZ             RZ           KZ
INVESTMENT INCOME
Dividend income                                               $   707,586    $ 25,509,030   $ 3,493,547   $        --    $2,721,033
Variable account expenses                                       1,003,648       6,711,793     2,148,261     1,223,581       668,709
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                  (296,062)     18,797,237     1,345,286    (1,223,581)    2,052,324
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                         56,540,247     173,690,227     3,186,241     5,475,658     8,950,733
   Cost of investments sold                                    56,540,424     182,134,432     2,737,385     4,919,518     8,405,669
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                     (177)     (8,444,205)      448,856       556,140       545,064
Net change in unrealized appreciation or depreciation of
   investments                                                        195      11,664,331    36,534,372    10,583,448     3,019,387
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                         18       3,220,126    36,983,228    11,139,588     3,564,451
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 $  (296,044)   $ 22,017,363   $38,328,514   $ 9,916,007    $5,616,775
====================================================================================================================================

                                                                                      SEGREGATED ASSET ACCOUNTS
                                                              ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                            QZ             LZ             F            N              MZ
INVESTMENT INCOME
Dividend income                                                $   80,256     $12,084,418  $ 13,854,883  $ 38,659,689  $ 10,764,345
Variable account expenses                                         254,172       1,728,760    15,629,293    17,147,205    10,897,733
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                  (173,916)     10,355,658    (1,774,410)   21,512,484      (133,388)
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                          4,340,299      25,469,191   297,244,724   348,354,938   281,222,050
   Cost of investments sold                                     4,039,105      25,545,493   361,602,096   359,154,384   267,568,825
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                  301,194         (76,302)  (64,357,372)  (10,799,446)   13,653,225
Net change in unrealized appreciation or depreciation of
   investments                                                  1,579,234       6,335,045   133,611,280   124,862,409     2,919,792
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                  1,880,428       6,258,743    69,253,908   114,062,963    16,573,017
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                  $1,706,512     $16,614,401  $ 67,479,498  $135,575,447  $ 16,439,629
====================================================================================================================================

                                                                                           SEGREGATED ASSET ACCOUNTS
                                                                          ---------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                                          JZ             IZ            SZ            TZ
INVESTMENT INCOME
Dividend income                                                           $          --    $  6,088,536   $   967,468   $        --
Variable account expenses                                                     5,981,038       5,561,139     1,341,429       927,674
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                              (5,981,038)        527,397      (373,961)     (927,674)
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                                      153,198,977      66,783,246     4,644,516     3,467,896
   Cost of investments sold                                                 270,434,048      77,701,992     4,424,801     3,273,817
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                           (117,235,071)    (10,918,746)      219,715       194,079
Net change in unrealized appreciation or depreciation of
   investments                                                              164,830,201      94,286,799    13,595,123    11,802,965
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                               47,595,130      83,368,053    13,814,838    11,997,044
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                             $  41,614,092    $ 83,895,450   $13,440,877   $11,069,370
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                      SEGREGATED ASSET ACCOUNTS
                                                             ----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004                                          H            G             PZ            RZ            KZ
OPERATIONS
Investment income (loss) -- net                              $   (296,062)  $  18,797,237  $  1,345,286 $  (1,223,581) $  2,052,324
Net realized gain (loss) on sales of investments                     (177)     (8,444,205)      448,856       556,140       545,064
Net change in unrealized appreciation or depreciation of
   investments                                                        195      11,664,331    36,534,372    10,583,448     3,019,387
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    (296,044)     22,017,363    38,328,514     9,916,007     5,616,775
===================================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                      5,017,451       9,247,842     6,448,623     3,376,716     1,062,063
Net transfers(1)                                               (6,588,649)    (58,939,895)  108,302,039    27,838,222     6,338,558
Transfers for policy loans                                        333,957         784,788       215,622       161,217        37,111
Adjustments to net assets allocated to contracts in payout
   period                                                         104,933        (930,285)      394,915       271,255       (64,514)
Contract charges                                                  (92,547)       (567,466)     (151,707)      (88,953)      (39,616)
Contract terminations:
   Surrender benefits                                         (45,347,216)   (105,451,128)  (29,817,523)  (19,326,620)  (11,786,676)
   Death benefits                                              (1,340,434)    (10,569,142)   (1,244,185)     (604,305)     (567,196)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                (47,912,505)   (166,425,286)   84,147,784    11,627,532    (5,020,270)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                               133,373,519     753,788,436   163,089,503   113,269,039    68,697,258
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                    $ 85,164,970   $ 609,380,513  $285,565,801  $134,812,578  $ 69,293,763
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                         46,632,608     116,954,472   152,402,188   110,322,606    46,752,508
Contract purchase payments                                      1,763,193       1,430,460     5,845,844     3,285,424       722,675
Net transfers(1)                                               (2,309,713)     (9,203,901)   97,544,969    27,072,153     4,211,464
Transfers for policy loans                                        118,675         122,360       197,358       159,998        25,712
Contract charges                                                  (32,750)        (88,071)     (137,494)      (87,225)      (26,954)
Contract terminations:
   Surrender benefits                                         (15,931,690)    (16,293,432)  (26,852,762)  (18,887,817)   (7,999,190)
   Death benefits                                                (471,436)     (1,647,230)   (1,141,462)     (595,607)     (384,434)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               29,768,887      91,274,658   227,858,641   121,269,532    43,301,781
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
9  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                      SEGREGATED ASSET ACCOUNTS
                                                          --------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                         QZ         LZ                F              N               MZ
OPERATIONS
Investment income (loss) -- net                           $  (173,916) $ 10,355,658  $   (1,774,410) $   21,512,484  $     (133,388)
Net realized gain (loss) on sales of investments              301,194       (76,302)    (64,357,372)    (10,799,446)     13,653,225
Net change in unrealized appreciation or depreciation of
   investments                                              1,579,234     6,335,045     133,611,280     124,862,409       2,919,792
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               1,706,512    16,614,401      67,479,498     135,575,447      16,439,629
====================================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                    682,412     2,196,607      23,211,338      23,025,845      22,574,271
Net transfers(1)                                            2,541,294    10,334,556     (72,175,146)    (87,236,098)   (106,131,459)
Transfers for policy loans                                     63,884       113,109       2,982,617       2,482,961       2,000,804
Adjustments to net assets allocated to contracts in payout
   period                                                     146,455      (236,900)     (1,757,373)     (2,542,448)     (2,952,796)
Contract charges                                              (18,404)     (107,680)     (1,635,335)     (1,540,782)     (1,070,129)
Contract terminations:
   Surrender benefits                                      (4,429,092)  (31,747,364)   (219,254,339)   (247,272,613)   (177,420,916)
   Death benefits                                            (210,493)   (1,601,012)    (13,116,380)    (17,428,111)     (7,592,480)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             (1,223,944)  (21,048,684)   (281,744,618)   (330,511,246)   (270,592,705)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            24,984,822   174,936,192   1,707,666,106   1,841,085,520   1,232,965,079
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $25,467,390  $170,501,909  $1,493,400,986  $1,646,149,721     978,812,003
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     35,326,405   137,684,014     209,699,483     452,912,801     756,075,631
Contract purchase payments                                    961,474     1,694,143       2,878,411       5,614,794      14,220,791
Net transfers(1)                                            3,488,526     7,824,155      (9,000,693)    (21,412,667)    (67,597,807)
Transfers for policy loans                                     89,732        88,045         374,533         611,097       1,273,674
Contract charges                                              (26,108)      (83,138)       (203,986)       (377,000)       (678,891)
Contract terminations:
   Surrender benefits                                      (6,226,089)  (24,369,586)    (27,239,173)    (60,177,316)   (112,043,524)
   Death benefits                                            (298,584)   (1,230,191)     (1,638,709)     (4,265,076)     (4,816,880)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           33,315,356   121,607,442     174,869,866     372,906,633     586,432,994
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF CHANGES IN NET ASSETS
                                                                               SEGREGATED ASSET ACCOUNTS
                                                          --------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                              JZ           IZ             SZ            TZ
OPERATIONS
Investment income (loss) -- net                              $  (5,981,038)   $    527,397  $   (373,961) $   (927,674)
Net realized gain (loss) on sales of investments              (117,235,071)    (10,918,746)      219,715       194,079
Net change in unrealized appreciation or depreciation of
   investments                                                 164,830,201      94,286,799    13,595,123    11,802,965
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   41,614,092      83,895,450    13,440,877    11,069,370
========================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                      12,779,816      10,978,453     3,042,674     3,079,153
Net transfers(1)                                               (62,131,419)     16,410,678    33,499,923    26,638,204
Transfers for policy loans                                       1,503,072       1,283,183       152,508       136,786
Adjustments to net assets allocated to contracts in payout
   period                                                         (961,142)       (617,547)       13,704       (27,647)
Contract charges                                                  (672,433)       (579,728)     (102,834)      (65,274)
Contract terminations:
   Surrender benefits                                          (93,771,798)    (83,948,291)  (22,778,326)  (14,437,035)
   Death benefits                                               (4,101,515)     (4,252,454)     (654,174)     (652,941)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                (147,355,419)    (60,725,706)   13,173,475    14,671,246
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                673,864,118     566,299,254   122,711,041    78,905,675
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                    $ 568,122,791    $589,468,998  $149,325,393  $104,646,291
========================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                         451,834,257     415,318,705   130,894,783    97,222,773
Contract purchase payments                                       8,728,076       7,826,038     3,190,472     3,680,278
Net transfers(1)                                               (42,652,379)     11,177,405    35,032,787    31,607,135
Transfers for policy loans                                       1,033,894         925,700       161,620       165,177
Contract charges                                                  (461,788)       (415,637)     (108,581)      (78,858)
Contract terminations:
   Surrender benefits                                          (64,070,656)    (59,793,216)  (23,884,062)  (17,312,331)
   Death benefits                                               (2,823,649)     (3,060,212)     (685,980)     (783,935)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               351,587,755     371,978,783   144,601,039   114,500,239
========================================================================================================================

(1) Includes transfer activity from (to) other accounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                       SEGREGATED ASSET ACCOUNTS
                                                          --------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003                                          H            G             PZ            RZ            KZ
OPERATIONS
Investment income (loss) -- net                              $   (855,342)  $  22,497,663  $    704,021  $   (866,848) $  4,279,058
Net realized gain (loss) on sales of investments                   (2,487)    (13,441,607)   (3,728,719)      (14,781)      694,417
Net change in unrealized appreciation or depreciation of
   investments                                                      2,495      20,514,712    43,561,435    18,961,396     2,662,480
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    (855,334)     29,570,768    40,536,737    18,079,767     7,635,955
====================================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                      5,448,351      11,427,722     3,793,308     2,886,919       690,913
Net transfers(1)                                              (25,709,707)    (70,239,577)   37,786,722    40,943,579     5,547,201
Transfers for policy loans                                        366,084       1,038,934       148,975       114,102        37,438
Adjustments to net assets allocated to contracts in payout
   period                                                         (70,272)       (889,977)      (85,763)     (106,451)      (59,683)
Contract charges                                                 (146,369)       (741,977)      (89,677)      (71,052)      (44,066)
Contract terminations:
   Surrender benefits                                         (69,810,505)   (154,102,815)  (17,458,123)  (12,656,197)  (11,317,369)
   Death benefits                                              (1,365,379)    (12,985,833)   (1,225,616)     (524,390)     (643,893)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                (91,287,797)   (226,493,523)   22,869,826    30,586,510    (5,789,459)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                               225,516,650     950,711,191    99,682,940    64,602,762    66,850,762
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                    $133,373,519   $ 753,788,436  $163,089,503  $113,269,039  $ 68,697,258
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                         78,538,459     152,851,774   130,357,328    76,367,594    50,932,382
Contract purchase payments                                      1,905,714       1,814,154     4,394,522     3,185,751       505,382
Net transfers(1)                                               (9,002,694)    (11,195,384)   39,575,579    45,377,433     4,075,783
Transfers for policy loans                                        127,973         165,114       173,176       127,447        27,393
Contract charges                                                  (51,612)       (118,329)     (105,483)      (78,878)      (32,322)
Contract terminations:
   Surrender benefits                                         (24,268,837)    (24,434,425)  (20,580,461)  (14,073,891)   (8,281,839)
   Death benefits                                                (616,395)     (2,128,432)   (1,412,473)     (582,850)     (474,271)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               46,632,608     116,954,472   152,402,188   110,322,606    46,752,508
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                       SEGREGATED ASSET ACCOUNTS
                                                          --------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003 (CONTINUED)                          QZ           LZ            F                N             MZ
OPERATIONS
Investment income (loss) -- net                            $  (132,242)  $ 10,612,898  $  (6,144,114) $  22,616,553   $  (3,946,326)
Net realized gain (loss) on sales of investments              (296,887)   (20,370,669)  (143,179,944)   (70,029,317)    (19,276,186)
Net change in unrealized appreciation or depreciation of
   investments                                               3,486,136     43,658,772    546,642,691    361,265,852     269,192,534
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                3,057,007     33,901,001    397,318,633    313,853,088     245,970,022
====================================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                     679,908      2,225,539     26,227,306     26,295,996      27,478,207
Net transfers(1)                                            15,133,414     30,916,198    (81,538,158)  (105,301,819)    (42,018,670)
Transfers for policy loans                                      61,661        129,776      3,790,634      3,221,547       2,621,713
Adjustments to net assets allocated to contracts in payout
   period                                                      (16,833)      (205,343)    (1,260,302)    (1,937,136)     (1,716,333)
Contract charges                                               (13,065)      (105,615)    (1,854,347)    (1,791,720)     (1,261,531)
Contract terminations:
   Surrender benefits                                       (2,457,128)   (28,879,699)  (242,847,804)  (281,341,407)   (188,533,034)
   Death benefits                                              (65,923)    (1,814,513)   (13,437,580)   (19,746,347)     (8,245,952)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              13,322,034      2,266,343   (310,920,251)  (380,600,886)   (211,675,600)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              8,605,781    138,768,848  1,621,267,724  1,907,833,318   1,198,670,657
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $24,984,822   $174,936,192 $1,707,666,106 $1,841,085,520 $ 1,232,965,079
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                      14,618,326    135,204,489    254,879,392    559,480,928     907,437,355
Contract purchase payments                                   1,058,487      1,952,033      3,766,733      7,309,224      19,373,974
Net transfers(1)                                            23,481,913     27,627,141    (12,440,841)   (30,318,533)    (32,952,792)
Transfers for policy loans                                      94,074        113,938        544,537        896,091       1,840,743
Contract charges                                               (20,271)       (93,423)      (267,692)      (500,798)       (892,783)
Contract terminations:
   Surrender benefits                                       (3,804,565)   (25,477,926)   (34,850,762)   (78,406,576)   (132,913,937)
   Death benefits                                             (101,559)    (1,642,238)    (1,931,884)    (5,547,535)     (5,816,929)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            35,326,405    137,684,014    209,699,483    452,912,801     756,075,631
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF CHANGES IN NET ASSETS
                                                                               SEGREGATED ASSET ACCOUNTS
                                                          ---------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003 (CONTINUED)                            JZ             IZ             SZ            TZ
OPERATIONS
Investment income (loss) -- net                              $  (6,553,677)  $    (467,842) $   (183,935)  $  (541,833)
Net realized gain (loss) on sales of investments              (180,120,121)   (160,772,798)   (1,685,504)     (499,184)
Net change in unrealized appreciation or depreciation of
   investments                                                 343,203,001     285,793,926    29,259,826    19,825,994
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                  156,529,203     124,553,286    27,390,387    18,784,977
=========================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                      15,806,131      11,945,612     2,486,908     2,390,376
Net transfers(1)                                               (50,656,484)    (34,473,201)   21,630,813    26,771,456
Transfers for policy loans                                       1,982,257       1,469,963       161,132       120,462
Adjustments to net assets allocated to contracts in payout
   period                                                         (487,800)       (381,594)      (88,830)      (15,841)
Contract charges                                                  (802,608)       (618,465)      (88,226)      (42,879)
Contract terminations:
   Surrender benefits                                          (97,865,567)    (79,088,014)  (17,634,126)   (8,263,429)
   Death benefits                                               (4,596,056)     (4,186,299)     (633,243)     (254,614)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                (136,620,127)   (105,331,998)    5,834,428    20,705,531
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                653,955,042     547,077,966    89,486,226    39,415,167
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                    $ 673,864,118   $ 566,299,254  $122,711,041   $78,905,675
=========================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                         559,621,230     509,029,708   124,945,934    68,358,136
Contract purchase payments                                      12,370,914      10,621,813     3,145,901     3,590,075
Net transfers(1)                                               (41,445,607)    (31,124,442)   25,849,444    38,092,276
Transfers for policy loans                                       1,548,549       1,308,112       203,434       181,359
Contract charges                                                  (627,846)       (552,785)     (111,694)      (64,871)
Contract terminations:
   Surrender benefits                                          (76,093,610)    (70,243,075)  (22,278,351)  (12,498,308)
   Death benefits                                               (3,539,373)     (3,720,626)     (859,885)     (435,894)
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               451,834,257     415,318,705   130,894,783    97,222,773
=========================================================================================================================

(1) Includes transfer activity from (to) other accounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life Accounts H, G, PZ, RZ, KZ, QZ, LZ, F, N, MZ, JZ, IZ, SZ and TZ (collectively, the Accounts) were established as segregated asset accounts of IDS Life under Minnesota law and are registered collectively as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940
Act) and exist in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Accounts are used as a funding vehicle for individual variable annuity contracts issued by IDS Life. The following is a list of each variable annuity product funded through the Accounts.

IDS Life Employee Benefit Annuity
IDS Life Flexible Annuity
IDS Life Group Variable Annuity Contract
IDS Life Variable Retirement and Combination Retirement Annuities

Each Account invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding Account name are provided below.

ACCOUNT        FUND
-----------------------------------------------------------------------------
H              AXP(R) Variable Portfolio - Cash Management Fund
G              AXP(R) Variable Portfolio - Diversified Bond Fund
PZ             AXP(R) Variable Portfolio - Diversified Equity Income Fund
RZ             AXP(R) Variable Portfolio - Equity Select Fund
KZ             AXP(R) Variable Portfolio - Global Bond Fund
QZ             AXP(R) Variable Portfolio - Growth Fund
LZ             AXP(R) Variable Portfolio - High Yield Bond Fund
F              AXP(R) Variable Portfolio - Large Cap Equity Fund
                 (previously AXP(R) Variable Portfolio - Capital Resource Fund)
N              AXP(R) Variable Portfolio - Managed Fund
MZ             AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)
JZ             AXP(R) Variable Portfolio - Strategy Aggressive Fund
IZ             AXP(R) Variable Portfolio - Threadneedle International Fund
                 (previously AXP(R) Variable Portfolio - International Fund)
SZ             AllianceBernstein VP Growth and Income Portfolio (Class B)
TZ             Wells Fargo Advantage Small Cap Growth Fund
-----------------------------------------------------------------------------

The assets of each Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as issuer of the contracts.

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of AEFC. AEFC is the parent company of IDS Life.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the Accounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the Accounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

--------------------------------------------------------------------------------
15  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

VARIABLE PAYOUT

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by IDS Life and may result in additional amounts being transferred into the variable annuity account by IDS Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES

IDS Life is taxed as a life insurance company. The Accounts are treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Accounts to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Accounts for federal income taxes. IDS Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

IDS Life makes contractual assurances to the Accounts that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Accounts. IDS Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1% of the average daily net assets of each Account.

4. CONTRACT CHARGES

IDS Life deducts a contract administrative charge of $20 to $500 per year depending upon the product selected. This charge reimburses IDS Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

5. SURRENDER (WITHDRAWAL) CHARGES

IDS Life may use a surrender (withdrawal) charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender (withdrawal) charge will apply for a maximum number of years, as depicted in the surrender (withdrawal) charge schedule included in the applicable product's prospectus. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $20,712,481 in 2004 and $19,881,432 in 2003. Such charges are not treated as a separate expense of the Accounts. They are ultimately deducted from contract surrender benefits paid by IDS Life.

6. RELATED PARTY TRANSACTIONS

Management fees were paid indirectly to AEFC, an affiliate of IDS Life, in its capacity as investment manager for the American Express(R) Variable Portfolio Funds. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

FUND                                                          PERCENTAGE RANGE
--------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund               0.510% to 0.440%
AXP(R) Variable Portfolio - Diversified Bond Fund              0.610% to 0.535%
AXP(R) Variable Portfolio - Diversified Equity Income Fund     0.560% to 0.470%
AXP(R) Variable Portfolio - Equity Select Fund                 0.650% to 0.560%
AXP(R) Variable Portfolio - Global Bond Fund                   0.840% to 0.780%
AXP(R) Variable Portfolio - Growth Fund                        0.630% to 0.570%
AXP(R) Variable Portfolio - High Yield Bond Fund               0.620% to 0.545%
AXP(R) Variable Portfolio - Large Cap Equity Fund              0.630% to 0.570%
AXP(R) Variable Portfolio - Managed Fund                       0.630% to 0.550%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)             0.630% to 0.570%
AXP(R) Variable Portfolio - Strategy Aggressive Fund           0.650% to 0.575%
AXP(R) Variable Portfolio - Threadneedle International Fund    0.870% to 0.795%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

For the following Funds the fee may be adjusted upward or downward by a maximum performance incentive adjustment of 0.08% for AXP(R) Variable Portfolio - Managed Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets.

AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - Large Cap Equity Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)
AXP(R) Variable Portfolio - Strategy Aggressive Fund
AXP(R) Variable Portfolio - Threadneedle International Fund

The American Express(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The American Express(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

FUND                                                          PERCENTAGE RANGE
--------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund               0.030% to 0.020%
AXP(R) Variable Portfolio - Diversified Bond Fund              0.050% to 0.025%
AXP(R) Variable Portfolio - Diversified Equity Income Fund     0.040% to 0.020%
AXP(R) Variable Portfolio - Equity Select Fund                 0.060% to 0.030%
AXP(R) Variable Portfolio - Global Bond Fund                   0.060% to 0.040%
AXP(R) Variable Portfolio - Growth Fund                        0.050% to 0.030%
AXP(R) Variable Portfolio - High Yield Bond Fund               0.050% to 0.025%
AXP(R) Variable Portfolio - Large Cap Equity Fund              0.050% to 0.030%
AXP(R) Variable Portfolio - Managed Fund                       0.040% to 0.020%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)             0.050% to 0.030%
AXP(R) Variable Portfolio - Strategy Aggressive Fund           0.060% to 0.035%
AXP(R) Variable Portfolio - Threadneedle International Fund    0.060% to 0.035%
--------------------------------------------------------------------------------

The American Express(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

7. INVESTMENT TRANSACTIONS

The Accounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2004 were as follows:

ACCOUNT  FUND                                                        PURCHASES
--------------------------------------------------------------------------------
H        AXP(R) Variable Portfolio - Cash Management Fund            $ 7,816,243
G        AXP(R) Variable Portfolio - Diversified Bond Fund            25,860,515
PZ       AXP(R) Variable Portfolio - Diversified Equity Income Fund   88,809,368
RZ       AXP(R) Variable Portfolio - Equity Select Fund               16,007,072
KZ       AXP(R) Variable Portfolio - Global Bond Fund                  5,677,194
QZ       AXP(R) Variable Portfolio - Growth Fund                       2,948,806
LZ       AXP(R) Variable Portfolio - High Yield Bond Fund             14,808,983
F        AXP(R) Variable Portfolio - Large Cap Equity Fund            13,890,757
N        AXP(R) Variable Portfolio - Managed Fund                     38,756,355
MZ       AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)           10,819,822
JZ       AXP(R) Variable Portfolio - Strategy Aggressive Fund             16,285
IZ       AXP(R) Variable Portfolio - Threadneedle International Fund   6,662,295
SZ       AllianceBernstein VP Growth and Income Portfolio (Class B)   17,444,030
TZ       Wells Fargo Advantage Small Cap Growth Fund                  17,211,468
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
17  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the Accounts.

                                              H           G          PZ(4)      RZ(4)         KZ          QZ(4)         LZ
---------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                            $2.86        $5.91       $0.95      $0.99       $1.14        $0.80        $1.10
At Dec. 31, 2002                            $2.87        $6.17       $0.76      $0.84       $1.30        $0.59        $1.01
At Dec. 31, 2003                            $2.85        $6.38       $1.06      $1.02       $1.46        $0.71        $1.26
At Dec. 31, 2004                            $2.84        $6.61       $1.25      $1.10       $1.59        $0.76        $1.39
---------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                           94,451      182,068      70,703     19,770      51,831        5,597      165,801
At Dec. 31, 2002                           78,538      152,852     130,357     76,368      50,932       14,618      135,204
At Dec. 31, 2003                           46,633      116,954     152,402    110,323      46,753       35,326      137,684
At Dec. 31, 2004                           29,769       91,275     227,859    121,270      43,302       33,315      121,607
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                         $270,731   $1,082,416     $67,205    $19,528     $59,782       $4,502     $183,470
At Dec. 31, 2002                         $225,517     $950,711     $99,683    $64,603     $66,851       $8,606     $138,769
At Dec. 31, 2003                         $133,374     $753,788    $163,090   $113,269     $68,697      $24,985     $174,936
At Dec. 31, 2004                          $85,165     $609,381    $285,566   $134,813     $69,294      $25,467     $170,502
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001            3.58%        6.44%       1.38%         --       3.28%           --       11.00%
For the year ended Dec. 31, 2002            1.16%        5.05%       1.61%         --       4.75%        0.10%        7.83%
For the year ended Dec. 31, 2003            0.52%        3.61%       1.63%         --       7.21%        0.21%        7.71%
For the year ended Dec. 31, 2004            0.71%        3.81%       1.64%         --       4.09%        0.32%        7.02%
---------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001            1.00%        1.00%       1.00%      1.00%       1.00%        1.00%        1.00%
For the year ended Dec. 31, 2002            1.00%        1.00%       1.00%      1.00%       1.00%        1.00%        1.00%
For the year ended Dec. 31, 2003            1.00%        1.00%       1.00%      1.00%       1.00%        1.00%        1.00%
For the year ended Dec. 31, 2004            1.00%        1.00%       1.00%      1.00%       1.00%        1.00%        1.00%
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001            2.51%        6.68%      (5.00%)    (1.00%)      0.00%      (20.00%)       4.76%
For the year ended Dec. 31, 2002            0.35%        4.40%     (20.00%)   (15.15%)     14.04%      (26.25%)      (8.18%)
For the year ended Dec. 31, 2003           (0.70%)       3.40%      39.47%     21.43%      12.31%       20.34%       24.75%
For the year ended Dec. 31, 2004           (0.26%)       3.45%      17.03%      8.02%       8.93%        7.35%       10.29%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

                                             F            N          MZ          JZ          IZ          SZ(4)       TZ(4)
ACCUMULATION UNIT VALUE
---------------------------------------------------------------------------------------------------------------------------
At Dec. 31, 2001                            $8.19        $3.92       $1.69       $1.72      $1.32        $0.92        $0.94
At Dec. 31, 2002                            $6.32        $3.38       $1.31       $1.16      $1.07        $0.71        $0.57
At Dec. 31, 2003                            $8.09        $4.02       $1.61       $1.48      $1.35        $0.93        $0.81
At Dec. 31, 2004                            $8.48        $4.37       $1.64       $1.60      $1.57        $1.02        $0.91
---------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                          335,310      733,747   1,142,222     752,799    667,381       78,465       25,510
At Dec. 31, 2002                          254,879      559,481     907,437     559,621    509,030      124,946       68,358
At Dec. 31, 2003                          209,699      452,913     756,076     451,834    415,319      130,895       97,223
At Dec. 31, 2004                          174,870      372,907     586,433     351,588    371,979      144,601      114,500
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                       $2,759,346   $2,896,788  $1,946,274  $1,303,642   $884,935      $72,505      $23,973
At Dec. 31, 2002                       $1,621,268   $1,907,833  $1,198,671    $653,955   $547,078      $89,486      $39,415
At Dec. 31, 2003                       $1,707,666   $1,841,086  $1,232,965    $673,864   $566,299     $122,711      $78,906
At Dec. 31, 2004                       $1,493,401   $1,646,150    $978,812    $568,123   $589,469     $149,325     $104,646
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001            0.29%        2.49%       0.22%       0.20%      1.20%        0.11%           --
For the year ended Dec. 31, 2002            0.52%        2.55%       0.50%          --      0.97%        0.58%           --
For the year ended Dec. 31, 2003            0.63%        2.25%       0.67%          --      0.91%        0.83%           --
For the year ended Dec. 31, 2004            0.89%        2.26%       0.99%          --      1.10%        0.73%           --
---------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001            1.00%        1.00%       1.00%       1.00%      1.00%        1.00%        1.00%
For the year ended Dec. 31, 2002            1.00%        1.00%       1.00%       1.00%      1.00%        1.00%        1.00%
For the year ended Dec. 31, 2003            1.00%        1.00%       1.00%       1.00%      1.00%        1.00%        1.00%
For the year ended Dec. 31, 2004            1.00%        1.00%       1.00%       1.00%      1.00%        1.00%        1.00%
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001          (18.91%)     (11.51%)    (17.56%)    (33.59%)   (29.41%)      (8.00%)      (6.00%)
For the year ended Dec. 31, 2002          (22.83%)     (13.78%)    (22.49%)    (32.56%)   (18.94%)     (22.83%)     (39.36%)
For the year ended Dec. 31, 2003           28.01%       18.93%      22.90%      27.59%     26.17%       30.99%       42.11%
For the year ended Dec. 31, 2004            4.83%        8.51%       2.25%       8.32%     16.24%       10.11%       12.64%
---------------------------------------------------------------------------------------------------------------------------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Accounts invest.These ratios are annualized for periods less than one year.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4)  Operations commenced on June 1, 2001.

--------------------------------------------------------------------------------
19  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

IDS Life Insurance Company
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of IDS Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of IDS Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of IDS Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 IDS Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" and in 2003 adopted the provisions of Financial Accounting Standards Board Interpretation No. 46 (revised December
2003), "Consolidation of Variable Interest Entities."

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $27,400,640; 2003, $26,596,709)         $28,131,195   $27,293,565
   Preferred and common stocks, at fair value (cost: 2004, $30,019; 2003, $30,019)                     31,256        31,046
Mortgage loans on real estate, at cost (less reserves: 2004, $45,347; 2003, $47,197)                2,923,542     3,180,020
Policy loans                                                                                          588,574       578,000
Trading securities and other investments                                                              753,298       801,871
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                            32,427,865    31,884,502

Cash and cash equivalents                                                                             131,427       400,294
Restricted cash                                                                                       535,821       834,448
Amounts recoverable from reinsurers                                                                   876,408       754,514
Amounts due from brokers                                                                                7,109         1,792
Other accounts receivable                                                                              52,527        68,422
Accrued investment income                                                                             351,522       355,374
Deferred policy acquisition costs (Note 4)                                                          3,637,956     3,336,208
Deferred sales inducement costs (Note 5)                                                              302,997       278,971
Other assets                                                                                          308,398       253,858
Separate account assets                                                                            32,454,032    27,774,319
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                $71,086,062   $65,942,702
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                $26,978,596   $26,376,944
   Variable annuity guarantees (Note 5)                                                                32,955            --
   Universal life-type insurance                                                                    3,689,639     3,569,882
   Traditional life insurance                                                                         271,516       254,641
   Disability income and long-term care insurance                                                   1,942,656     1,724,204
Policy claims and other policyholders' funds                                                           69,884        67,911
Amounts due to brokers                                                                                162,609       228,707
Deferred income taxes, net                                                                            141,202       139,814
Other liabilities                                                                                     437,418       408,444
Separate account liabilities                                                                       32,454,032    27,774,319
----------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                               66,180,507    60,544,866
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $30 par value; 100,000 shares authorized, issued and outstanding                      3,000         3,000
   Additional paid-in capital                                                                       1,370,388     1,370,388
   Retained earnings                                                                                3,190,474     3,624,837
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                 370,615       405,456
      Net unrealized derivative losses                                                                (28,922)       (5,845)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                 341,693       399,611
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                              4,905,555     5,397,836
Total liabilities and stockholder's equity                                                        $71,086,062   $65,942,702
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31,
(Thousands)
                                                                                         2004           2003          2002
REVENUES
Premiums:
   Traditional life insurance                                                       $   68,335     $   64,890    $   60,740
   Disability income and long-term care insurance                                      283,608        284,111       273,737
----------------------------------------------------------------------------------------------------------------------------
      Total premiums                                                                   351,943        349,001       334,477
Net investment income                                                                1,777,446      1,705,185     1,562,592
Contractholder and policyholder charges                                                554,344        530,190       525,497
Mortality and expense risk and other fees                                              430,320        390,516       404,787
Net realized gain (loss) on investments                                                 27,292          4,445        (5,243)
----------------------------------------------------------------------------------------------------------------------------
      Total                                                                          3,141,345      2,979,337     2,822,110

BENEFITS AND EXPENSES

Death and other benefits:
   Traditional life insurance                                                           36,843         38,870        36,850
   Investment contracts and universal life-type insurance                              227,664        209,065       214,222
   Disability income and long-term care insurance                                       67,261         57,339        52,972
Increase (decrease) in liabilities for future policy benefits:
   Traditional life insurance                                                            1,381         (2,401)        2,841
   Disability income and long-term care insurance                                      123,289        142,532       134,605
Interest credited on investment contracts and universal life-type insurance          1,127,875      1,242,020     1,163,351
Amortization of deferred policy acquisition costs                                      260,778        264,308       320,629
Other insurance and operating expenses                                                 503,872        453,065       426,633
----------------------------------------------------------------------------------------------------------------------------
      Total                                                                          2,348,963      2,404,798     2,352,103
----------------------------------------------------------------------------------------------------------------------------
Income before income tax provision and accounting change                               792,382        574,539       470,007
Income tax provision                                                                   226,177         66,945        87,826
----------------------------------------------------------------------------------------------------------------------------
Income before accounting change                                                        566,205        507,594       382,181
Cumulative effect of accounting change, net of tax benefit (Note 1)                    (70,568)        44,463            --
----------------------------------------------------------------------------------------------------------------------------
Net income                                                                          $  495,637     $  552,057    $  382,181
============================================================================================================================

See Notes to Consolidated Financial Statements.

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IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31,
(Thousands)
                                                                                         2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $   495,637   $    552,057  $    382,181
Adjustments to reconcile net income to net cash provided by (used in)
operating activities:
   Policy loans, excluding universal life-type insurance:
      Repayment                                                                         37,592         43,596        49,256
      Issuance                                                                         (39,230)       (34,490)      (35,345)
   Change in amounts recoverable from reinsurers                                      (121,894)      (121,004)     (104,344)
   Change in other accounts receivable                                                  15,895        (12,177)       (9,896)
   Change in accrued investment income                                                   3,852        (64,359)       (5,139)
   Change in deferred policy acquisition costs, net                                   (273,291)      (252,620)     (229,158)
   Change in liabilities for future policy benefits for traditional life,
   disability income and long-term care insurance                                      235,327        265,233       245,275
   Change in policy claims and other policyholder's funds                                1,973        (17,489)       13,521
   Deferred income tax provision (benefit)                                              70,574        (30,714)      116,995
   Change in other assets and liabilities, net                                         249,054       (177,937)      (18,568)
   Amortization of premium, net                                                         92,617        160,862        65,869
   Net realized (gain) loss on investments                                             (27,292)        (4,445)        5,243
   Trading securities, net                                                               6,788       (358,200)     (126,094)
   Net realized (gain) loss on trading securities                                      (37,460)       (30,400)        2,480
   Policyholder and contractholder charges, non-cash                                  (231,611)      (234,098)     (232,725)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                  70,568        (44,463)           --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                              549,099       (360,648)      119,551
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             1,603,285     12,232,235    10,093,228
   Maturities, sinking fund payments and calls                                       1,931,070      4,152,088     3,078,509
   Purchases                                                                        (4,392,522)   (20,527,995)  (16,287,891)
Other investments, excluding policy loans:
   Sales, maturities, sinking fund payments and calls                                  690,333        621,163       482,908
   Purchases                                                                          (402,235)      (438,336)     (390,092)
   Change in amounts due to and from brokers, net                                      (71,415)    (3,261,601)    1,693,251
----------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                           (641,484)    (7,222,446)   (1,330,087)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts and universal life-type insurance:
   Considerations received                                                           2,350,426      4,267,115     4,638,111
   Interest credited to account values                                               1,127,875      1,242,020     1,163,351
   Surrenders and other benefits                                                    (2,715,847)    (2,235,889)   (1,655,631)
Universal life-type insurance policy loans:
   Repayment                                                                            84,281         85,760        89,346
   Issuance                                                                            (93,217)       (81,740)      (80,831)
Capital contribution                                                                        --        282,061       400,000
Cash dividend to American Express Financial Corporation                               (930,000)            --       (70,000)
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (176,482)     3,559,327     4,484,346
----------------------------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents                                  (268,867)    (4,023,767)    3,273,810
Cash and cash equivalents at beginning of year                                         400,294      4,424,061     1,150,251
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                           $   131,427   $    400,294  $  4,424,061
============================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $   196,397   $    103,034  $         --
   Interest on borrowings                                                          $       411   $      2,926  $      7,623
   Non-cash ownership transfer of net assets of AEC to AEFC in 2003 (Note 8)       $        --   $    282,061  $         --

See Notes to Consolidated Financial Statements.

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IDS Life Insurance Company
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
IDS LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                  Accumulated Other
                                                                       Additional   Comprehensive                   Total
                                                          Capital       Paid-in    Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)    Stock        Capital      Net of Tax     Earnings       Equity
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000     $  688,327      $ 84,775     $3,042,660    $3,818,762
Comprehensive income:
   Net income                                                  --             --            --        382,181       382,181
   Net unrealized holding gains on Available-for-Sale
      securities  arising during the year, net of
      deferred policy acquisition costs of ($75,351)
      and income tax provision of ($228,502)                   --             --       424,360             --       424,360
   Reclassification adjustment for gains on
      Available-for-Sale securities  included in net
      income, net of income tax provision of ($5,645)          --             --       (10,484)            --       (10,484)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income tax
      provision of ($305)                                      --             --          (568)            --          (568)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       795,489
Capital contribution                                           --        400,000            --             --       400,000
Cash dividend to American Express Financial Corporation
(Note 8)                                                       --             --            --        (70,000)      (70,000)
----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000      1,088,327       498,083      3,354,841     4,944,251
Comprehensive income:
Net income                                                     --             --            --        552,057       552,057
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($5,594) and income tax
      benefit of $46,545                                       --             --       (79,470)            --       (79,470)
   Reclassification adjustment for gains on
      Available-for-Sale securities  included in net
      income, net of income tax provision of ($6,044)          --             --       (11,225)            --       (11,225)
   Net unrealized holding losses on derivatives arising
      during the year, net of income tax benefit of $3,663     --             --        (6,802)            --        (6,802)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income tax
      provision of ($525)                                      --             --          (975)            --          (975)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       453,585
Capital contribution                                           --        282,061            --             --       282,061
Non-cash dividend of American Express Corporation
   to American Express Financial Corporation (Note 8)          --             --            --       (282,061)     (282,061)
----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000      1,370,388       399,611      3,624,837     5,397,836
Comprehensive income:
Net income                                                     --             --            --        495,637       495,637
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of income
      tax benefit of $8,222 and net of adjustments to
      deferred policy acquisition costs of $8,857,
      deferred sales inducement costs of ($10,109),
      and fixed annuity liabilities of ($86,485).              --             --       (14,848)            --       (14,848)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($10,765)         --             --       (19,993)            --       (19,993)
   Net unrealized holding losses on derivatives
      arising during the year, net of income tax
      benefit of $11,901                                       --             --       (22,102)            --       (22,102)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income
      tax provision of ($525)                                  --             --          (975)            --          (975)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       437,719
Cash dividends to American Express Financial Corporation
(Note 8)                                                       --             --            --       (930,000)     (930,000)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000     $1,370,388      $341,693     $3,190,474    $4,905,555
============================================================================================================================

See Notes to Consolidated Financial Statements.

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IDS LIFE INSURANCE COMPANY

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

IDS Life Insurance Company is a stock life insurance company organized under the laws of the State of Minnesota. IDS Life Insurance Company is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. IDS Life Insurance Company serves residents of the District of Columbia and all states except New York. IDS Life Insurance Company distributes its fixed and variable insurance and annuity products almost exclusively through the American Express Financial Advisors Inc. (AEFAI) retail sales force. IDS Life Insurance Company has four wholly owned life insurance company subsidiaries: IDS Life Insurance Company of New York, a New York stock life insurance company (IDS Life of New York); American Partners Life Insurance Company, an Arizona stock life insurance company (American Partners Life); American Enterprise Life Insurance Company, an Indiana stock life insurance company (American Enterprise Life); and American Centurion Life Assurance Company, a New York stock life insurance company (American Centurion
Life), that distribute their products through various distribution channels. IDS Life of New York serves New York State residents and distributes its fixed and variable insurance and annuity products exclusively through AEFAI's retail sales force. American Enterprise Life provides clients of financial institutions and regional and/or independent broker-dealers with American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life received a Certificate of Authority to transact business in the State of New Hampshire. American Centurion Life offers fixed and variable annuity contracts directly to American Express(R) Cardmembers and others in New York, as well as fixed and variable annuity contracts for sale through non-affiliated representatives and agents of third party distributors, in New York. American Partners Life offers fixed and variable annuity contracts directly to American Express(R) Cardmembers and others who reside in states other than New York. IDS Life Insurance Company also owns IDS REO 1, LLC and IDS REO 2, LLC which hold real estate investments. IDS Life Insurance Company and its six subsidiaries are referred to collectively as "IDS Life" in these Consolidated Financial Statements and notes thereto.

IDS Life's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. IDS Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, IDS Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index. IDS Life also offers variable annuities, including the American Express Retirement Advisor Advantage, Variable Annuity and the American Express Retirement Advisor Select(R) Variable Annuity. Life insurance products currently offered by IDS Life include universal life (fixed and variable, single life and joint life), single premium life and term products. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. IDS Life also markets disability income insurance. Although IDS Life discontinued issuance of long-term care insurance at the end of 2002, IDS Life retains risk on a large block of existing contracts, 50% of which are reinsured. In May 2003, IDS Life began outsourcing claims administration as well.

Under IDS Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include IDS Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of IDS Life, its wholly owned subsidiaries and certain variable interest entities. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U. S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as included in Note 7. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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IDS Life Insurance Company
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Principles of Consolidation

IDS Life consolidates all non-variable interest entities, as defined below, in which it holds a greater than 50 percent voting interest, except for immaterial seed money investments in mutual and hedge funds, which are accounted for as trading securities. Entities in which IDS Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments in subsidiaries are accounted for under the cost method unless IDS Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

IDS Life also consolidates all Variable Interest Entities (VIEs) for which it is considered to be the primary beneficiary pursuant to Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities," as revised (FIN 46). The determination as to whether an entity is a VIE is based on the amount and characteristics of the entity's equity. In general, FIN 46 requires a VIE to be consolidated when an enterprise has a variable interest for which it will absorb a majority of the VIE's expected losses or receive a majority of the VIE's expected residual return.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing a majority of the IDS Life's rated collateralized debt obligations (CDOs) described in Note 2.

Revenues

Premium revenues

Premium revenues include premiums on traditional life, disability income and long-term care products. Such premiums are recognized as revenue when due.

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, structured securities, mortgage loans on real estate, policy loans and trading securities and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder and policyholder charges

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance, administrative and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees, management and administration fees, which are generated directly and indirectly from IDS Life's separate account assets. IDS Life's management and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using specific identification, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

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

IDS Life Insurance Company
--------------------------------------------------------------------------------

Balance Sheet
Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. IDS Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, IDS Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

IDS Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy loans

Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Trading securities and other investments

Included in trading securities and other investments are trading securities, syndicated loans and real estate. Trading securities primarily include hedge funds and mutual fund seed money investments. Trading securities are held at fair market value with changes in value recognized in the Consolidated Statements of Income within net investment income. Syndicated loans reflect amortized cost less reserves for losses and real estate is carried at its estimated fair value.

Cash and cash equivalents

IDS Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Restricted cash

As a result of the adoption of FIN 46 in 2003, IDS Life consolidated restricted cash held by secured loan trusts (SLTs) where such cash cannot be utilized for operations. See "Application of Recent Accounting Standards" below for a description of FIN 46.

Reinsurance

IDS Life reinsures a portion of the insurance risks associated with its life and long-term care (LTC) insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. IDS Life evaluates the financial condition of reinsurers to minimize exposure to significant losses from reinsurer insolvencies. IDS Life remains primarily liable as the direct insurer on all risks reinsured.

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

IDS Life Insurance Company
--------------------------------------------------------------------------------

Generally, IDS Life reinsures 90% of the death benefit liability related to variable, universal and term life insurance product. IDS Life retains, and is at risk for only, 10% of each policy's death benefit from the first dollar of coverage. IDS Life began reinsuring risks at this level beginning in 2001 for term life insurance and 2002 for variable and universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. The maximum amount of life insurance risk retained by IDS Life is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies, IDS Life retained 50% of the risk and the remaining 50% of the risk was ceded to General Electric Capital Assurance Company. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Risk on term life and LTC policies is reinsured on a coinsurance basis.

IDS Life retains all risk for new claims on disability income contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. IDS Life also retains all accidental death benefit and waiver of premium risk.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and life and health insurance products. These costs are deferred to the extent they are recoverable from future profits. For annuity and insurance products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For IDS Life's annuity and insurance products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality and morbidity rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principal DAC assumptions, such as persistency, mortality and morbidity rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase of DAC amortization while a decrease in amortization percentage will result in a decrease in DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders and variable life insurance policyholders. IDS Life receives fund administrative fees, mortality and expense risk fees, minimum death benefit guarantee fees and cost of insurance charges from the related accounts. Before the fourth quarter of 2003, these fees included investment advisory fees for internally managed mutual funds. In the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Previous to this change, IDS Life received management fees directly from the proprietary funds and was party to an agreement with AEFC to compensate AEFC for the investment sub-advisory services AEFC provided these proprietary funds. IDS Life's administrative service fees will vary with the market values of these proprietary mutual funds. In addition to IDS Life's administrative service fees, IDS Life receives mortality and expense risk fees from the separate accounts based on the level of assets. In March 2004, a similar structure for the New York subsidiaries was approved by the New York Insurance Department effective as of February 1, 2004. Fees payable from AEFC to IDS Life include administrative service fees.

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9

IDS Life Insurance Company
--------------------------------------------------------------------------------

IDS Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, IDS Life guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums. IDS Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as the minimum premium payments are made.

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on the balance sheet at fair value as either assets or liabilities in IDS Life's Consolidated Balance Sheets. The fair value of IDS Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. IDS Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any.

Derivative financial instrument agreements introduce the possibility of counterparty credit risk. Counterparty credit risk is the risk that the counterparty will not fulfill the terms of the agreement. IDS Life attempts to minimize counterparty credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, monitoring credit ratings, and requiring collateral, where appropriate. A majority of IDS Life's counterparties are rated A or better by Moody's and Standard & Poor's.

Cash flow hedges

For derivative financial instruments that qualify as cash flow hedges, the effective portions of the gain or loss on the derivatives are recorded in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transactions impact earnings. The amount that is reclassified into earnings is presented in the income statement with the hedged instrument or transaction impact, generally, in net investment income. Any ineffective portion of the gain or loss is reported as a component of net investment income. If a hedge is de-designated or terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) is recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized into earnings immediately.

Derivative financial instruments that are entered into for hedging purposes are designated as such at the time that IDS Life enters into the contract. As required by SFAS 133, for all derivative financial instruments that are designated for hedging activities, IDS Life formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. IDS Life formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the cash flows of hedged items. If it is determined that a derivative is not highly effective as a hedge, IDS Life will discontinue the application of hedge accounting. See Note 11 Derivative financial instruments and hedging activities, which describes the types of cash flow hedges used by IDS Life.

Non-designated derivatives

IDS Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133. For derivative financial instruments that do not qualify for hedge accounting, or are not designated under SFAS 133 as hedges, changes in fair value are reported in current period earnings generally as a component of net investment income. See
Note 11 Derivative financial instruments and hedging activities, which describes the types of economic hedges used by IDS Life.

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10
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IDS Life Insurance Company
--------------------------------------------------------------------------------

Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by IDS Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up
(GGU) benefits. In addition, IDS Life offers contracts containing guaranteed minimum income benefit (GMIB) and guaranteed minimum withdrawal benefits (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and income benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See Application of Recent Accounting Standards section below for further discussion on SOP 03-1.

Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options. Liabilities for equity indexed deferred annuities issued before 1999 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Life and health policies

Liabilities for life insurance claims that have been reported but have not yet been paid (unpaid claim liabilities) are equal to the death benefits payable under the policies. For disability income and long-term care claims, unpaid claim liabilities are equal to benefit amounts due and accrued including the expense of reviewing claims and making benefit payment determinations. Liabilities for claims that have occurred but have not been reported are estimated based on periodic analysis of the actual lag between when a claim occurs and when it is reported. Where applicable, amounts recoverable from other insurers who share in the risk of the products offered (reinsurers) are separately recorded as receivables.

Liabilities for fixed and variable universal life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

Liabilities for future benefits on term and whole life insurance are based on the net level premium method, using anticipated premium payments, mortality rates, policy persistency and interest rates earned on the assets supporting the liability. Anticipated mortality rates are based on established industry mortality tables, with modifications based on Company experience. Anticipated policy premium payments and persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates range from 4% to 10% at December 31, 2004, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are the amounts needed to meet obligations for future claims and are based on the net level premium method, using anticipated premium payments and morbidity, mortality, policy persistency and discount rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated discount rates for disability income policy reserves at December 31, 2004 are 7.5% at policy issue and grade to 5% over 5 years. Anticipated discount rates for long-term care policy reserves at December 31, 2004 are currently 5.9% grading up to 8.9% over 30 years.

Claim reserves are the amounts needed to meet obligations for continuing claim payments on already incurred claims. Claim reserves are calculated based on claim continuance tables which estimate the likelihood that an individual will continue to be eligible for benefits and anticipated interest rates earned on assets supporting the reserves. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 3% to 8% at December 31, 2004, with an average rate of approximately 5.2% at December 31, 2004. IDS Life issues only non-participating life insurance policies, which do not pay dividends to policyholders from the insurers' earnings.

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IDS Life Insurance Company
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Income Taxes

IDS Life's taxable income is included in the consolidated federal income tax return of American Express Company. IDS Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on IDS Life's consolidated financial condition or results of operations. See Note 5 and below for further discussion of SOP 03-1.

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced the first quarter 2004 results by $70.6 million ($108.6 million pretax). The cumulative effect of accounting change consisted of: (i) $42.9 million pretax from establishing additional liabilities for certain variable annuity guaranteed benefits ($32.8 million) and from considering these liabilities in valuing DAC and deferred sales inducement costs associated with those contracts ($10.1 million) and (ii) $65.7 million pretax from establishing additional liabilities for certain variable universal life and single pay universal life insurance contracts under which contractual cost of insurance charges are expected to be less than future death benefits ($92 million) and from considering these liabilities in valuing DAC associated with those contracts ($26.3 million offset). Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 to establish and maintain additional liabilities for certain variable annuity guaranteed benefits amounted to $52.5 million (of which $32.8 million was part of the adoption charge discussed earlier) as compared to amounts expensed in 2003 and 2002 of $31.5 million and $37.4 million, respectively. IDS Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement. See Note 5 for a further discussion regarding SOP 03-1.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on IDS Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on the IDS Life's financial statements.

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IDS Life Insurance Company
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In January 2003, the FASB issued FIN 46 as revised, which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. The variable interest entities primarily impacted by FIN 46, which IDS Life consolidated as of December 31, 2003, relate to three securitized loan trusts (SLTs), which are managed by an affiliate and partially owned by IDS Life. The consolidation of the three SLTs partially owned by IDS Life and managed by an affiliate, resulted in a cumulative effect of accounting change that increased 2003 net income through a non-cash gain of $44.5 million ($68.4 million pretax). See Note 3 for further discussion of consolidated variable interest entities.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). IDS Life complied with the disclosure provisions of this rule in Note 2 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporarily impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than-temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. IDS Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

2. INVESTMENTS

Available for sale investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross           Gross
                                                                                     Unrealized      Unrealized       Fair
(Thousands)                                                              Cost           Gains           Losses       Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                         $13,718,138      $531,970      $ (36,990)  $14,213,118
   Mortgage and other asset-backed securities                          9,383,868       143,102        (30,487)    9,496,483
   Foreign corporate bonds and obligations                             3,185,592       139,821        (14,178)    3,311,235
   Structured investments(a)                                             563,899            --        (33,230)      530,669
   U.S. Government and agencies obligations                              330,540        15,181           (513)      345,208
   State and municipal obligations                                       114,161         3,493         (2,569)      115,085
   Foreign government bonds and obligations                              104,442        15,507           (552)      119,397
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                27,400,640       849,074       (118,519)   28,131,195
Preferred and common stocks                                               30,019         1,237             --        31,256
----------------------------------------------------------------------------------------------------------------------------
   Total                                                             $27,430,659      $850,311      $(118,519)  $28,162,451
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross           Gross
                                                                                     Unrealized      Unrealized       Fair
(Thousands)                                                              Cost           Gains           Losses       Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                         $12,716,966      $567,940      $ (63,059)  $13,221,847
   Mortgage and other asset-backed securities                         10,187,423       166,679        (54,535)   10,299,567
   Foreign corporate bonds and obligations                             2,666,626       126,187        (24,923)    2,767,890
   Structured investments(a)                                             593,094         1,784        (47,767)      547,111
   U.S. Government and agencies obligations                              235,994        13,848            (20)      249,822
   State and municipal obligations                                       114,158         3,711         (3,100)      114,769
   Foreign government bonds and obligations                               82,448        10,728           (617)       92,559
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                26,596,709       890,877       (194,021)   27,293,565
Preferred and common stocks                                               30,019         1,027             --        31,046
----------------------------------------------------------------------------------------------------------------------------
   Total                                                             $26,626,728      $891,904      $(194,021)  $27,324,611
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

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IDS Life Insurance Company
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The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                               Less than 12 months       12 months or more             Total
----------------------------------------------------------------------------------------------------------------------------
                                                          Fair    Unrealized      Fair    Unrealized      Fair    Unrealized
Description of securities:                               Value      Losses       Value      Losses       Value      Losses
----------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                             $2,410,156  $(20,461)    $  645,898  $(16,529)   $3,056,054 $ (36,990)
Mortgage and other asset-backed securities             2,560,175   (17,686)       550,728   (12,801)    3,110,903   (30,487)
Foreign corporate bonds                                  641,928    (6,571)       373,312    (7,607)    1,015,240   (14,178)
Structured investments                                        --        --        526,190   (33,230)      526,190   (33,230)
U.S. Government and agencies obligations                 159,904      (498)           533       (15)      160,437      (513)
State and municipal obligations                               --        --         62,454    (2,569)       62,454    (2,569)
Foreign government bonds and obligations                   1,002       (33)         9,008      (519)       10,010      (552)
----------------------------------------------------------------------------------------------------------------------------
Total                                                 $5,773,165  $(45,249)    $2,168,123  $(73,270)   $7,941,288 $(118,519)
----------------------------------------------------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, IDS Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
------------------------------------------------------------------------------------------------------------------------------
95% - 100%                319      $5,773      $(45)           87     $1,619       $(38)         406       $7,392     $ (83)
90% - 95%                  --          --        --             6        545        (34)           6          545       (34)
80% - 90%                  --          --        --             1          4         (1)           1            4        (1)
Less than 80%               1          --        --             1         --         --            2           --        --
------------------------------------------------------------------------------------------------------------------------------
Total                     320      $5,773      $(45)           95     $2,168       $(73)         415       $7,941     $(118)
------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which has $33.2 million of the $34.3 million in unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 90-95% category. With regard to this security, IDS Life estimates future cash flows through maturity
(2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of IDS Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which IDS Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

IDS Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding IDS Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, IDS Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

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The following is a distribution of investments classified as Available-for-Sale by maturity as of December 31, 2004:

                                                                                                   Amortized       Fair
(Thousands)                                                                                           Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                 $   569,953   $   582,432
Due after 1 through 5 years                                                                         3,786,395     3,930,575
Due after 5 through 10 years                                                                       11,597,234    11,997,347
Due after 10 years                                                                                  1,499,291     1,593,689
----------------------------------------------------------------------------------------------------------------------------
                                                                                                   17,452,873    18,104,043
Mortgage and other asset-backed securities                                                          9,383,868     9,496,483
Structured investments                                                                                563,899       530,669
Preferred and common stocks                                                                            30,019        31,256
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                             $27,430,659   $28,162,451
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 87 and 86 percent of IDS Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $1.0 billion and $1.6 billion of securities at December 31, 2004 and 2003, which are rated by IDS Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        37%           41%
AA                                                                                                          3             2
A                                                                                                          22            21
BBB                                                                                                        30            27
Below investment grade                                                                                      8             9
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 61 and 91 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                               $1,603,285    $12,232,235   $10,093,228
Maturities, sinking fund payments and calls                                         $1,931,070    $ 4,152,088   $ 3,078,509
Purchases                                                                           $4,392,522    $20,527,995   $16,287,891
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                       $ 48,412      $ 255,348     $ 297,576
Gross realized losses from sales                                                      $(17,524)     $(135,465)    $(137,384)
Other-than-temporary impairments                                                      $   (131)     $(102,614)    $(144,064)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, IDS Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. IDS Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 IDS Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $675.3 million, into a securitization trust. In return, IDS Life received $89.5 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $585.8 million. As of December 31, 2004, the retained interests had a carrying value of $526.2 million, of which $389.9 million is considered investment grade, and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $16.9 million and $16.3 million, respectively, were on deposit with various states as required by law.

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15
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--------------------------------------------------------------------------------

Mortgage loans on real estate and syndicated loans

Mortgage loans are first mortgages on real estate. IDS Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

Syndicated loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

The following is a summary of mortgage loans on real estate and syndicated loans at December 31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                      $2,968,889    $3,227,217
Mortgage loans on real estate reserves                                                                (45,347)      (47,197)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                 $2,923,542    $3,180,020
----------------------------------------------------------------------------------------------------------------------------

Syndicated loans                                                                                   $  139,295    $  140,792
Syndicated loans reserves                                                                              (3,500)       (3,000)
----------------------------------------------------------------------------------------------------------------------------
Net syndicated loans                                                                               $  135,795    $  137,792
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, IDS Life's recorded investment in impaired mortgage loans on real estate was $11.3 million and $11.1 million, with a reserve of $4.0 million and $2.9 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $8.3 million and $26.0 million, respectively. IDS Life recognized $0.6 million, $0.8 million and $1.1 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                    $ 47,197        $44,312       $28,173
Provision for mortgage loan losses                                                       9,500         11,687        23,514
Foreclosures, write-offs and other                                                     (11,350)        (8,802)       (7,375)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                  $ 45,347        $47,197       $44,312
----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                            December 31, 2004            December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                             On Balance     Funding        On Balance    Funding
 Region                                                                    Sheet     Commitments         Sheet    Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                      $  509,752     $ 1,400        $  578,855    $ 6,575
West North Central                                                         433,298      14,550           490,119      8,115
South Atlantic                                                             588,764      24,115           662,121      1,350
Middle Atlantic                                                            270,509       2,600           294,333      4,800
New England                                                                198,297       6,515           197,338     11,474
Pacific                                                                    332,764      13,700           342,214     13,900
West South Central                                                         191,410          --           191,886      8,800
East South Central                                                          72,294       9,625            71,566        800
Mountain                                                                   371,801      20,025           398,785      2,700
-----------------------------------------------------------------------------------------------------------------------------
                                                                         2,968,889      92,530         3,227,217     58,514
Less reserves for losses                                                   (45,347)         --           (47,197)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                $2,923,542     $92,530        $3,180,020    $58,514
-----------------------------------------------------------------------------------------------------------------------------

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

IDS Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                             December 31, 2004          December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                             On Balance     Funding        On Balance    Funding
Property type                                                              Sheet     Commitments         Sheet    Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                $  734,590     $40,075       $  868,079    $18,444
Apartments                                                                 505,632      24,875          560,753     21,600
Office buildings                                                         1,087,700       5,840        1,136,034     10,805
Industrial buildings                                                       373,767      15,615          355,497      4,265
Hotels/motels                                                              109,408          --          111,230      1,000
Medical buildings                                                           46,960          --           70,934         --
Nursing/retirement homes                                                     9,875          --           27,253         --
Mixed use                                                                   62,424       4,200           60,124         --
Other                                                                       38,533       1,925           37,313      2,400
-----------------------------------------------------------------------------------------------------------------------------
                                                                         2,968,889      92,530        3,227,217     58,514
Less reserves for losses                                                   (45,347)         --          (47,197)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                $2,923,542     $92,530       $3,180,020    $58,514
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                         $ 1,450,919     $1,423,560    $1,331,547
Income on mortgage loans on real estate                                                221,022        247,001       274,524
Trading securities and other investments                                               138,468         63,983       (14,906)
----------------------------------------------------------------------------------------------------------------------------
                                                                                     1,810,409      1,734,544     1,591,165
Less investment expenses                                                                32,963         29,359        28,573
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                            $1,777,446     $1,705,185    $1,562,592
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004            2003         2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $30,757       $ 17,269      $ 16,128
Mortgage loans on real estate                                                           (3,048)       (10,865)      (20,552)
Other investments                                                                         (417)        (1,959)         (819)
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $27,292       $  4,445      $ (5,243)
----------------------------------------------------------------------------------------------------------------------------

3.VARIABLE INTEREST ENTITIES

The variable interest entities for which IDS Life is considered the primary beneficiary and which were consolidated beginning December 31, 2003, relate to SLTs which are partially owned by IDS Life and managed by an affiliate. The SLTs consolidated as a result of FIN 46 provide returns to investors primarily based on the performance of an underlying portfolio of high-yield loans which are managed by an affiliate. One of the SLTs originally consolidated was liquidated in 2004 and the remaining two SLTs are in the process of being liquidated as of December 31, 2004. The 2004 results of operations (reported in net investment income) include a $24 million pretax, non-cash charge related to the complete liquidation of one SLT, and a $4 million pretax, non-cash charge related to the expected impact of liquidating the two remaining SLTs. However, further adjustments to that amount could occur based on market movements and execution of the liquidation process. To the extent further adjustments are included in the liquidation of the SLT portfolios, the Company's maximum cumulative exposure to losses was $462 million at December 31, 2004. The following table presents the consolidated assets, essentially all of which are restricted, and other balances related to these entities at December 31:

(Millions)                                                                                               2004          2003
----------------------------------------------------------------------------------------------------------------------------
Restricted cash                                                                                          $536          $834
Derivative financial instruments (a)                                                                       43            73
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                             $579          $907
Total liabilities                                                                                         117           166
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                               $462          $741
----------------------------------------------------------------------------------------------------------------------------

(a) Represents the estimated fair market value of the total return swap derivatives related to the consolidated SLTs which have a notional amount of $1.8 billion and $3.2 billion as of December 31, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
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

IDS Life Insurance Company
--------------------------------------------------------------------------------

IDS Life has other significant variable interests for which it is not considered the primary beneficiary and, therefore, does not consolidate. These interests are represented by a carrying value of $4.5 million of CDO residual tranches managed by an affiliate where the Company is not the primary beneficiary. IDS Life's maximum exposure to loss as a result of its investment in CDO residual tranches is represented by the carrying values. FIN 46 does not impact the accounting for QSPEs as defined by SFAS No. 140, such as the CDO-related securitization trust established in 2001.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                 $3,336,208     $3,077,994    $2,924,187
SOP 03-1 adoption impact                                                                19,600             --            --
Capitalization of expenses                                                             534,069        516,928       549,787
Amortization                                                                          (260,778)      (264,308)     (320,629)
Change in unrealized investment gains and losses                                         8,857          5,594       (75,351)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                               $3,637,956     $3,336,208    $3,077,994
----------------------------------------------------------------------------------------------------------------------------

5. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by IDS Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up
(GGU) benefits. In addition, IDS Life offers contracts containing guaranteed minimum income benefit (GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. IDS Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. IDS Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The majority of the GMDB contracts provide for six year reset contract values. In determining the additional liabilities for variable annuity death benefits and GMIB, IDS Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

--------------------------------------------------------------------------------
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

IDS Life Insurance Company
--------------------------------------------------------------------------------

The following provides summary information related to variable annuity contracts for which IDS Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium   Total Contract Value                           $ 3,241.6    $ 3,162.4
                                                      Contract Value in Separate Accounts            $ 1,727.4    $ 1,600.7
                                                      Net Amount at Risk*                            $   110.9    $    28.0
                                                      Weighted Average Attained Age                         62           62
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Six Year Reset      Total Contract Value                           $27,453.2    $24,570.6
                                                      Contract Value in Separate Accounts            $22,787.1    $20,316.1
                                                      Net Amount at Risk*                            $ 1,267.2    $ 2,077.5
                                                      Weighted Average Attained Age                         60           60
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet    Total Contract Value                           $ 4,039.4    $ 2,827.5
                                                      Contract Value in Separate Accounts            $ 3,078.5    $ 1,886.3
                                                      Net Amount at Risk*                            $    55.6    $    84.7
                                                      Weighted Average Attained Age                         61           60
----------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                             Total Contract Value                           $   494.7    $   251.8
                                                      Contract Value in Separate Accounts            $   397.7    $   174.8
                                                      Net Amount at Risk*                            $    11.7    $    20.8
                                                      Weighted Average Attained Age                         66           63
----------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                      Total Contract Value                           $   450.1    $   276.4
                                                      Contract Value in Separate Accounts            $   363.8    $   193.1
                                                      Net Amount at Risk*                            $    18.2    $     5.8
                                                      Weighted Average Attained Age                         64           61
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                   Total Contract Value                           $   603.3    $   357.8
                                                      Contract Value in Separate Accounts            $   517.6    $   268.3
                                                      Net Amount at Risk*                            $    11.9    $    23.0
                                                      Weighted Average Attained Age                         59           59
----------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

----------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                          GMDB & GGU       GMIB
----------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                  Liability balance at January 1                     $30.6         $2.2
                                                      Reported claims                                    $19.6         $ --
                                                      Liability balance at December 31                   $29.9         $3.0
                                                      Incurred claims (reported + change in liability)   $18.9         $0.8
----------------------------------------------------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income. Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. IDS Life capitalized $70.9 million and $71.8 million for the years ended December 31, 2004 and 2003, respectively. IDS Life amortized $33.8 million and $23.9 million for the years ended December 31, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
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

IDS Life Insurance Company
--------------------------------------------------------------------------------

6. INCOME TAXES

IDS Life qualifies as a life insurance company for federal income tax purposes. As such, IDS Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $159,783       $ 91,862      $(30,647)
   Deferred                                                                             70,574        (30,714)      116,995
----------------------------------------------------------------------------------------------------------------------------
                                                                                       230,357         61,148        86,348
State income taxes-current                                                              (4,180)         5,797         1,478
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change                                         $226,177       $ 66,945      $ 87,826
============================================================================================================================

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to IDS Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                      2004                    2003                    2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                     $277,334      35.0%     $201,089      35.0%     $164,502      35.0%
Changes in taxes resulting from:
   Tax-exempt interest and dividend income               (45,199)     (5.7)      (61,070)    (10.6)       (5,260)     (1.1)
   State income taxes, net of federal benefit             (2,717)     (0.4)        3,768       0.7           961       0.2
   Affordable housing credits                                 --        --       (73,500)    (12.8)      (70,000)    (14.9)
   All other                                              (3,241)     (0.4)       (3,342)     (0.6)       (2,377)     (0.5)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change           $226,177      28.5%     $ 66,945      11.7%     $ 87,826      18.7%
============================================================================================================================

A portion of IDS Life's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2004, IDS Life had a policyholders' surplus account balance of $20.1 million. The American Jobs Creation Act of 2004 which was enacted on October 22, 2004 provided a two-year suspension of the tax on policyholders' surplus account distributions. IDS Life is evaluating making distributions which will not be subject to tax under the two-year suspension. Previously the policyholders' surplus account was only taxable if dividends to shareholders exceed the shareholders' surplus account and/or IDS Life is liquidated. Deferred taxes of $7 million had not been established because no distributions of such amounts were contemplated.

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of IDS Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                 $1,035,300    $  798,508
   Other investments                                                                                  139,066       300,888
   Other                                                                                               55,556        30,376
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                               1,229,922     1,129,772
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                1,116,235     1,004,942
   Deferred taxes related to net unrealized securities gains                                          183,988       218,322
   Other                                                                                               70,901        46,322
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                               1,371,124     1,269,586
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                         $  141,202    $  139,814
----------------------------------------------------------------------------------------------------------------------------

IDS Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that IDS Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
20

IDS Life Insurance Company
--------------------------------------------------------------------------------

7. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to AEFC are limited to IDS Life Insurance Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. IDS Life Insurance Company's statutory unassigned surplus aggregated $909.7 million and $1.4 billion as of December 31, 2004 and 2003, respectively. In addition, any dividend or distribution paid prior to December 20, 2005 (one year after IDS Life Insurance Company's most recent dividend payment) would require pre-notification to the Commissioner of Commerce of the State of Minnesota, who has the authority to disapprove and prevent payment thereof. From December 20, 2005 to December 31, 2005, dividends or distributions in excess of $358.6 million would be subject to this same pre-notification and potential disapproval.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income                                                                $  379,950     $  432,063    $  159,794
Statutory capital and surplus                                                        2,276,724      2,804,593     2,408,379

8. RELATED PARTY TRANSACTIONS

IDS Life loans funds to AEFC under a collateral loan agreement. There was no balance on the loan at December 31, 2004 and 2003. This loan can be increased to a maximum of $75 million and pays interest at a rate equal to the preceding month's effective new money rate for IDS Life's permanent investments.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by IDS Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, AEFC receives management fees from these funds. IDS Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services IDS Life provides. For the years ended December 31, 2004 and 2003 IDS Life received under this arrangement, $81.5 million and $14.1 million, respectively.

IDS Life participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. IDS Life's share of the total net periodic pension cost was $0.5 million in 2004, and $0.3 million in 2003 and 2002.

IDS Life also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2004, 2003 and 2002 were $2.4 million, $2.2 million, and $1.4 million, respectively.

IDS Life participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2004, 2003 and 2002 was $0.5 million, $2.1 million, and $1.8 million, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $600.6 million, $549.2 million, and $526.1 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to IDS Life may not be reflective of expenses that would have been incurred by IDS Life on a stand-alone basis.

On December 29, 2003, IDS Life contributed substantially all of its interests in low income housing investments, net of related payables and deferred tax assets, to its wholly owned subsidiary, American Express Corporation (AEC). These investments had a carrying value of $308.6 million and $381.5 million at December 29, 2003 and December 31, 2002, respectively. The amount of the contribution to AEC was $272 million. AEC had a carrying value of approximately $10 million prior to receiving this contribution.

On December 30, 2003, IDS Life distributed via dividend all of its interest in AEC to AEFC. This distribution was considered extraordinary, as defined in Minnesota holding company statutes. On December 30, 2003, IDS Life received a contribution of cash of approximately $282 million, equal to the amount of the distribution of AEC.

During the second and fourth quarter of 2004, IDS Life approved and paid dividends to AEFC of $430 million and $500 million, respectively. IDS Life expects to continue to maintain adequate capital to meet internal and external Risk-Based Capital requirements.

Included in other liabilities at December 31, 2004 and 2003 are $30.1 million and $64.4 million, respectively, payable to AEFC for federal income taxes.

--------------------------------------------------------------------------------
21

IDS Life Insurance Company
--------------------------------------------------------------------------------

9. LINES OF CREDIT

IDS Life has available lines of credit with AEFC aggregating $295 million ($195 million committed and $100 million uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

10. REINSURANCE

At December 31, 2004, 2003 and 2002, traditional life and universal life insurance in force aggregated $147.5 billion, $131.1 billion and $119.2 billion, respectively, of which $70.9 billion, $53.8 billion, and $38.0 billion, was reinsured at the respective year ends. IDS Life also reinsures a portion of the risks assumed under long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $159.6 million, $144.7 million and $129.3 million and reinsurance recovered from reinsurers amounted to $73.3 million, $60.3 million and $60.6 million, for the years ended December 31, 2004, 2003 and 2002, respectively. Reinsurance contracts do not relieve IDS Life from its primary obligation to policyholders. Life insurance inforce was reported on a statutory basis.

11. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative financial instruments enable the end users to manage exposure to various credit or market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity, and interest rate indices or prices. IDS Life enters into various derivative financial instruments as part of its ongoing risk management activities. The following summarizes IDS Life's use of derivative financial instruments.

Cash flow hedges

IDS Life uses interest rate products, primarily interest rate swaptions to hedge the risk of increasing interest rates on forecasted fixed annuity sales. During 2004, 2003 and 2002, no amounts were reclassified into earnings from accumulated other comprehensive income. Additionally, IDS Life does not expect to reclassify any material amounts from accumulated other comprehensive income to earnings during the next twelve months. Currently, the longest period of time over which the Company is hedging exposure to the variability in future cash flows is 14 years and relates to forecasted fixed annuity sales. For the years ended December 31, 2004, 2003 and 2002, there were no gains or losses on derivative transactions or portions thereof that were ineffective as hedges or excluded from the assessment of hedge effectiveness.

Non-designated derivatives

IDS Life has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133. Certain of IDS Life's annuity products have returns tied to the performance of equity markets. These elements are considered derivatives under SFAS 133. IDS Life manages this equity market risk by entering into options and futures with offsetting characteristics.

Derivative financial instruments used to economically hedge IDS Life's exposure to annuity products include the use of purchased and written index options, as well as futures contracts. A purchased (written) option conveys the right (obligation) to buy or sell an instrument at a fixed price for a set period of time or on a specific date. IDS Life writes and purchases index options to manage the risks related to annuity products that pay interest based upon the relative change in a major stock market index between the beginning and end of the product's term (equity-indexed annuities). IDS Life views this strategy as a prudent management of equity market sensitivity, such that earnings are not exposed to undue risk presented by changes in equity market levels. The purchased and written options are carried at fair value on the balance sheet and included in other assets and other liabilities, respectively. The purchased and written options expire on various dates through 2009. IDS Life purchases futures to hedge its obligations under equity indexed annuities. The futures purchased are marked-to-market daily and exchange traded, exposing IDS Life to no counterparty risk.

Embedded Derivatives

IDS Life's equity indexed annuities contain embedded derivatives, essentially the equity based return of the product, which must be separated from the host contract and accounted for as derivative instruments per SFAS 133. IDS Life managed this equity market risk by entering into options and futures with offsetting characteristics. As a result of fluctuations in equity markets and the corresponding changes in value of the embedded derivatives, the amount of interest credited incurred by IDS Life related to the annuity product positively or negatively impact reported earnings. The changes in fair value of the options are recognized in net investment income and the embedded derivatives are recognized in interest credited on universal life-type insurance and investment contracts. The fair value of the embedded options are recognized on the balance sheet in future policy benefits for fixed annuities. The total fair value of these instruments were $341.2 million and $304.2 million at December 31, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
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

IDS Life Insurance Company
--------------------------------------------------------------------------------

12. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of IDS Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                 2004                        2003
----------------------------------------------------------------------------------------------------------------------------
                                                                        Carrying       Fair          Carrying      Fair
(Thousands)                                                               Value       Value            Value      Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale, policy loans, trading securities and
   other investments                                                    $29,553,121   $29,553,121    $28,711,183  $28,711,183
Mortgage loans on real estate, net                                      $ 2,923,542   $ 3,149,986    $ 3,180,020  $ 3,477,868
Separate account assets                                                 $32,454,032   $32,454,032    $27,774,319  $27,774,319
Other financial assets                                                  $ 1,338,006   $ 1,342,639    $ 1,907,487  $ 1,910,874

Financial Liabilities
Fixed annuities                                                         $25,469,069   $24,759,962    $24,873,303  $24,113,440
Separate account liabilities                                            $28,284,118   $27,164,063    $24,281,415  $23,320,423
Other financial liabilities                                             $   600,027   $   600,027    $   637,151  $   637,151
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial assets

Generally, investments are carried at fair value on the Consolidated Balance Sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

For variable rate loans that reprice within a year where there has been no significant change in counterparties' creditworthiness, fair values approximate carrying value.

The fair values of all other loans (including mortgage loans on real estate and leveraged investment loans), except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the Consolidated Balance Sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $1.5 billion and $1.4 billion at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $4.2 billion and $3.5 billion at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

--------------------------------------------------------------------------------
23

IDS Life Insurance Company
--------------------------------------------------------------------------------

13. COMMITMENTS AND CONTINGENCIES

At December 31, 2004 and 2003, IDS Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales of B shares. IDS Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

IDS Life and its subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines IDS Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examination of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on IDS Life's consolidated financial position as a result of these audits.

14. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of American Express Company's AEFC unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed IDS Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed IDS Life's financial strength rating at "Aa3" and Fitch lowered IDS Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC. In connection with the spin-off, American Express Company intends to provide additional capital to IDS Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
24
                                                                 S-6323 C (4/05)

PART C

Item 24. Financial Statements and Exhibits

(a)      Financial Statements included in Part A of this Registration Statement:

         IDS Life Insurance Company:

         Report of Independent Registered Public Accounting Firm dated Feb. 18, 2005
         Consolidated Balance Sheets as of Dec. 31, 2004 and 2003
         Consolidated Statements of Income for the years ended Dec. 31, 2004, 2003, and 2002
         Consolidated Statements of Cash Flows for the years ended Dec. 31, 2004, 2003, and 2002
         Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2004
         Notes to Consolidated Financial Statements

         Financial Statements included in Part B of this Registration Statement:

         IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ
             IDS Life Group Variable Annuity Contract

         Report of Independent Registered Public Accounting Firm dated March 31, 2005
         Statements of Assets and Liabilities as of Dec. 31, 2004
         Statements of Operations for the year ended Dec. 31, 2004
         Statements of Changes in Net Assets for the years ended Dec. 31, 2004 and 2003
         Notes to Financial Statements

(b)      Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of IDS Life adopted May 13, 1981, filed electronically as Exhibit 1.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.2 Resolution of the Executive Committee of the Board of Directors of IDS Life establishing Account N on April 17, 1985, filed electronically as
         Exhibit 1.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.3 Resolution of the Board of Directors of IDS Life establishing Accounts IZ and JZ on September 20, 1991, filed electronically as Exhibit 1.3 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.4 Consent in Writing in Lieu of Meeting of Board of Directors establishing Accounts MZ, KZ and LZ on April 2, 1996, filed electronically as Exhibit 1.4 to Post-Effective Amendment No. 6 to Registration Statement No. 33-47302, is incorporated by reference.

2.       Not Applicable.

3.       Not Applicable.

4. Form of Group Deferred Variable Annuity Contract (form 34660) dated April, 1992, filed electronically as Exhibit 4 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

5.       Copy of Variable Group Deferred  Annuity  Contract  Application  (form
         34661) dated May, 1992, filed electronically as Exhibit 5 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

6.1 Copy of Certificate of Incorporation of IDS Life, filed electronically as Exhibit 6.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

6.2 Copy of Amended and Restated By-Laws of IDS Life Insurance Company, filed electronically as Exhibit 6.2 to Post-Effective Amendment No. 13 to Registration Statement No. 33-47302, is incorporated by reference.

7.       Not Applicable.

8.       Not Applicable.

9. Opinion of counsel and consent to its use as to the legality of the securities registered is filed electronically herewith.

10. Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

11.      None.

12.      Not Applicable.

13.1 Power of Attorney to sign Amendments to this Registration Statement, dated April 13, 2005, is filed electronically herewith.

13.2 Power of Attorney to sign Amendments to this Registration Statement, dated July 7, 2004, is filed electronically herewith.



Item 25. Directors and Officers of the Depositor (IDS Life Insurance Company)
         --------------------------------------------------------------------

Name                    Principal Business Address*    Position and Offices with Depositor
------------------------------------------------------ ----------------------------------------

Gumer C. Alvero                                        Director and Executive Vice President
                                                       - Annuities

Timothy V. Bechtold                                    Director and President

Arthur H. Berman                                       Director and Executive Vice
                                                       President - Finance

Walter S. Berman                                       Vice President and Treasurer

Lorraine R. Hart                                       Vice President - Investments

Paul R. Johnston                                       Assistant General Counsel and Secretary

Michelle M. Keeley                                     Vice President - Investments

Christopher J. Kopka                                   Money Laundering Prevention Officer

Thomas W. Murphy                                       Vice President - Investments

Roger Natarajan                                        Director

Scott R. Plummer                                       38a-1 Chief Compliance Officer

Mark E. Schwarzmann                                    Director, Chairman of the Board
                                                       and Chief Executive Officer


Heather M. Somers                                      Assistant General Counsel

Bridget M. Sperl                                       Executive Vice President - Client
                                                       Service

David K. Stewart                                       Vice President and Controller

Beth E. Weimer                                         Chief Compliance Officer

* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)

The following list includes the names of major subsidiaries of American Express Company.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Income                                                            Delaware
     Advisory Capital Partners LLC                                                      Delaware
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Convertible Arbitage, LLC                                                 Delaware
     Advisory Credit Opportunities GP LLC                                               Delaware
     Advisory European (General Partner) LLC                                            George Town
     Advisory Quantitive Equity (General Partner) LLC                                   Delaware
     Advisory Select LLC                                                                Delaware
     AEXP Affordable Housing LLC                                                        Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                     Minnesota
     American Express Asset Management (Australia)                                      NSW Australia
     American Express Asset Management Company S.A.                                     Luxembourg
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Delaware
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express International Deposit Corporation                                 Cayman Island
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Property Casualty Insurance Agency                                Wisconsin
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     Attica Asset Management Ltd.                                                       United Kingdom
     Boston Equity General Partner LLC                                                  Delaware
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Utah, Inc.                                                 Utah
     IDS Life Insurance Company                                                         Minnesota
     IDS REO1, LLC                                                                      Minnesota
     IDS REO2, LLC                                                                      Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Investors Syndicate Development Corporation - NV                                   Nevada
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware
     Realty Assets, Inc.                                                                Nebraska
     Securities America Financial Corporation                                           Nebraska
     Securities America Inc.                                                            Delaware
     Securities America Advisors, Inc.                                                  Nebraska
     Threadneedle International Limited                                                 England and Wales

Item 27. Number of Contract owners

         As of March 31, 2005, there were 88,034 non-qualified contracts and 205,629 qualified contracts in the IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ.

Item 28. Indemnification


The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29  Principal Underwriter (IDS Life Insurance Company)

(a) IDS Life is the principal underwriter, depositor or sponsor for IDS Life Variable Annuity Fund A, IDS Life Variable Annuity Fund B, IDS Life Account MGA, IDS Life Account SBS, IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ, IDS Life Variable Account 10, IDS Life Variable Life Separate Account and IDS Life Variable Account for Smith Barney.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Gumer C. Alvero                       Director and Executive
                                           Vice President - Annuities

     Timothy V. Bechtold                   Director and President

     Arthur H. Berman                      Director and Executive Vice
                                           President - Finance

     Walter S. Berman                      Vice President and Treasurer

     Lorraine R. Hart                      Vice President - Investments

     Paul R. Johnston                      Assistant General Counsel and
                                           Secretary

     Michelle M. Keeley                    Vice President - Investments

     Christopher J. Kopka                  Money Laundering Prevention Officer

     Thomas W. Murphy                      Vice President - Investments

     Roger Natarajan                       Director

     Scott R. Plummer                      38a-1 Chief Compliance Officer

     Mark E. Schwarzmann                   Director, Chairman of the Board and
                                           Chief Executive Officer

     Heather M. Somers                     Assistant General Counsel

     Bridget M. Sperl                      Executive Vice President - Client
                                           Service

     David K. Stewart                      Vice President and Controller


     Beth E. Weimer                        Chief Compliance Officer

* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.


(c)

             Name of           Net Underwriting
             Principal         Discounts and         Compensation on      Brokerage
             Underwriter       Commissions            Redemption          Commissions     Compensation
------------------------------------------------------------------------------------------------------
             IDS Life          $57,026,951             None                None              None
             Insurance
             Company

Item 30. Location of Accounts and Records

         IDS Life Insurance Company
         70100 AXP Financial Center
         Minneapolis, MN  55474

Item 31. Management Services

         Not Applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to IDS Life Contract Owner Service at the address or phone number listed in the prospectus.

(d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 27th day of April, 2005.

         IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ
         -----------------------------------------------------------------------
                                        (Registrant)

                                              By IDS Life Insurance Company
                                                 -----------------------------
                                                          (Depositor)

                                              By /s/ Timothy V. Bechtold*
                                                 -------------------------
                                                     Timothy V. Bechtold
                                                     President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of April, 2005.

Signature                                     Title

/s/  Gumer C. Alvero*                         Director and Executive Vice
------------------------------------          President - Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
------------------------------------
     Timothy V. Bechtold

/s/  Arthur H. Berman*                        Director and Executive Vice
------------------------------------          President - Finance
     Arthur H. Berman                         (Principal Financial Officer)

/s/  B. Roger Natarajan*                      Director
------------------------------------
     B. Roger Natarajan

/s/  Mark E. Schwarzmann*                     Chairman of the Board and
------------------------------------          Chief Executive Officer
     Mark E. Schwarzmann                      (Chief Executive Officer)

/s/  Bridget M. Sperl*                        Executive Vice President -
------------------------------------          Client Services
     Bridget M. Sperl

/s/  David K. Stewart**                       Vice President and Controller
------------------------------------          (Principal Accounting Officer)
     David K. Stewart

* Signed pursuant to Power of Attorney dated April 13, 2005 filed electronically herewith as Exhibit 13.1 to Registrant's Post-Effective Amendment No. 15, by:

** Signed pursuant to Power of Attorney dated July 7, 2004 filed  electronically herewith as Exhibit 13.2 to Registrant's Post-Effective Amendment No. 15, by:


/s/ Mary Ellyn Minenko
----------------------
    Mary Ellyn Minenko
    Counsel

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 15 TO REGISTRATION STATEMENT NO.
33-47302

This Amendment is comprised of the following papers and documents:

The cover page.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.

         Financial Statements.

Part C.

         Other Information.

         The signatures.